UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2016

Item 1.	Reports to Stockholders.

Annual Report 7/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester®
New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	9.25%	4.06%	6.94%
5-Year	5.36	4.34	5.13
10-Year	3.52	3.02	5.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of September 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Payments were due August 1, 2016 on several Puerto Rico securities. The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA holdings. This Fund does not hold the PRASA securities that had and made August 1, 2016 payments. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its general obligation (G.O.) debt, according to The Bond Buyer. The PFC had defaulted on payments in 2015 and earlier this year, and this Fund does not hold the GDB, PRIFA or G.O. securities that missed their August 1, 2016 debt payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) by declaring a moratorium on payments stipulated in the covenants for constitutionally backed debt. While PROMESA was to automatically stay any litigation against Puerto Rico and its instrumentalities, this ruling has the potential to benefit bondholders. Among other allegations, the lawsuit claims that Puerto Rico’s budget for fiscal year 2017, which calls for the transfer of certain funds, and the debt moratorium violate PROMESA.

Earlier, Judge Besosa stayed litigation brought by Ambac Assurance Corporation against Puerto Rico’s highway and transportation authority. According to an August 25, 2016 article on the Caribbean Business website, there are “at least eight lawsuits whose plaintiffs are fighting PROMESA’s stay.” Separately, several Puerto Rico industry and business associations have joined forces to challenge the rate increases that PREPA, the Commonwealth’s electric utility authority, began charging in August.

The president of the Puerto Rico House of Representatives resigned on August 29, 2016, amid rumors that one of his businesses benefited from an affiliation with a man who pled guilty to corruption charges.

On August 31, 2016, two weeks before the date set forth in PROMESA, the Obama administration announced the following members of the federal oversight board:

●	Andrew G. Biggs, a resident scholar at the American Enterprise Institute
●	Jose B. Carrión III, the president and principal partner of Hub International CLC

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●	Carlos M. Garcia, the managing partner of BayBoston Capital and a former president, CEO and chairman of the Government Development Bank of Puerto Rico (the GDB)
●	Arthur J. Gonzalez, a senior fellow at New York University Law School and a retired Chief Judge of the U.S. Bankruptcy Court for the Southern District of New York
●	José Ramon González, the CEO and president of the Federal Home Loan Bank of New York and a former president of the GDB
●	Ana J. Matosantos, a financial and budget consultant for the Public Policy Institute of California and a former director of the California Department of Finance for Governors Arnold Schwarzenegger and Jerry Brown
●	David A. Skeel Jr., a professor at the University of Pennsylvania Law School.

Each will serve a 3-year term and can be reappointed. Of the seven members of the board, four were on lists developed by the Republican leadership in Congress, two were on lists developed by the Democratic leadership in Congress and one was chosen by the President himself. The President selected six members from the legislative lists.

Investors should note that PROMESA put forth an explicit process and guidelines for selecting board members. The law specified that board members must have “knowledge and expertise in finance, municipal bond markets, management, law, or the organization or operation of business or government,” according to a summary prepared by the House Committee on Natural Resources. Board members, the law explained, are to be reimbursed for expenses but will not be paid for their service. PROMESA has a plan to fill any board vacancies that may arise, and the board may hire an executive director as well as U.S. or Puerto Rico government employees.

Later on August 31, Gov. Padilla announced that Dick Ravitch – a lawyer, real estate developer and, for a short time, the lieutenant governor of New York – would be his appointed ex officio representative to the control board. Ravitch’s term may be short lived given that Gov. Padilla is not running for re-election this November. The new governor may choose to take the non-voting role for himself, may retain Ravitch or may appoint a different representative.

On September 14, 2016, Puerto Rico’s Office of Management and Budget and its Treasury Department announced that the government had located about $2 billion in segregated accounts that are separate from the Commonwealth’s general fund. The restrictions on the use of this money could be lifted via new legislation.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester New Jersey Municipal Fund once again generated high levels of tax-free income during the 12-months ended July 31, 2016. The Class A shares provided a yield-driven annual total return of 9.25% at net asset value (NAV) and a distribution yield of 4.71% at NAV. The Fund’s Class A shares were ranked second behind this Fund’s Class Y shares in Lipper’s New Jersey Municipal Debt Funds category, and the distribution yield was 159 basis points higher than the category average. The Fund outperformed the Barclays Municipal Bond Index, its benchmark, by 231 basis points, and tax-free income comprised more than half of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at its July 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. However, in a statement following the meeting, the committee noted that “near-term risks to the economic outlook diminished.” The FOMC reiterated its plans to monitor “global economic and financial developments” and painted a more positive picture, saying that “the labor market strengthened with

The average distribution yield in Lipper’s New Jersey Municipal Debt Funds category was 3.12% at the end of this reporting period. At 4.71%, the distribution yield at NAV for this Fund’s Class A shares was 159 basis points higher than the category average.

economic activity expanding at a moderate rate and household spending growing strongly.” The FOMC also noted that

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.71%
Dividend Yield with sales charge	4.49
Standardized Yield	2.91
Taxable Equivalent Yield	5.68
Last distribution (7/26/16 )	$0.038
Total distributions (8/1/15 to 7/31/16)	$0.471
Endnotes for this discussion begin on page 24 of this report.

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business investment has been soft and that inflation remains below the Fed’s 2% annual target rate, partly reflecting earlier declines in energy prices and non-energy import prices. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

Many market analysts had predicted that the FOMC would raise the Fed Funds target rate at the September 2015 meeting. The Fed decided otherwise, citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective.”

In a speech after that meeting, Ms. Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

In December 2015, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, Ms. Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On July 29, 2016, the last business day of this reporting period, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on July 31, 2015. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.27% on July 29, 2016, down 93 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.45% on July 29, 2016, down 79 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.45%, up 17 basis points from the July 2015 date.

While much of the news out of New Jersey this reporting period was related to Atlantic City, the Garden State also

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generated headlines based on infrastructure developments, bond news and its fiscal 2017 budget, among other topics.

At the end of August 2015, New Jersey’s Governor Chris Christie signed legislation authorizing new funding for all of the state’s clean drinking water and waste water infrastructure projects. In addition, legislation was introduced that would allow the state’s Environmental Infrastructure Trust to provide low-interest loans to local governments, public authorities and water utilities to pay for environmental infrastructure projects.

On October 1, 2015, the New Jersey Institute of Technology broke ground for a new life sciences and engineering facility. The expansion, which is aimed at enhancing infrastructure and instruction at public universities over the next 20 years, is financed in part by the state’s $750 million Building Our Future Bond Act.

One month later, federal and state officials agreed on what the federal government called one of the most important infrastructure proposals in the country: a new $20 billion rail tunnel underneath the Hudson River. The newly created Gateway Development Corporation will organize the planning and fund-raising for the project. The federal government and Amtrak will be responsible for half of the financing, leaving New Jersey and New York to split the difference. The current tunnel, which is a century old and used by Amtrak and New Jersey Transit, was severely damaged by Hurricane Sandy in 2012.

At the end of December 2015, the Port Authority of New York and New Jersey approved a $7.9 billion 2016 spending plan that allocated $3.0 billion for operations, $3.7 billion for capital expenses and $1.2 billion for debt service. In 2015, the Port Authority issued $1.3 billion in bonds to finance capital projects and another $2.0 billion for pre-refundings. In a pre-refunding, a municipality issues a new bond, the proceeds of which are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond.

In September 2015, New Jersey’s Local Finance Board unanimously approved Atlantic City’s $262 million budget, including a plan to plug a $101 million shortfall. The city’s budget did not include any tax increases and deferred $39 million in pension and health payments to the state. In November 2015 and again in January 2016, Governor Christie rejected Atlantic City rescue packages, and his actions factored into the decision by S&P Global Ratings (S&P) to downgrade the gambling mecca’s rating to CCC-minus, from B. Soon after S&P raised concerns about Atlantic City’s “near term liquidity crisis,” Moody’s Investors Service placed the city’s Caa1 rating under review for a possible downgrade.

Toward the end of January 2016, in an effort to keep Atlantic City out of bankruptcy, New Jersey’s top-elected officials and Mayor Donald Guardian announced a deal to

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allow increased state intervention. S&P and Moody’s were nonplussed and once again downgraded the city’s ratings, to CC and Caa3, respectively.

Gov. Christie signed an Atlantic City rescue package at the end of May 2016, which gave the cash-strapped gambling hub 5 months to balance a more than $80 million budget deficit and prepare a 5-year financial plan. If the distressed city does not fulfill its obligation, it faces a state takeover that would allow New Jersey’s Local Finance Board to alter outstanding municipal debt and contracts. The package is expected to stabilize Atlantic City’s cash flow by having casinos make payments in lieu of taxes for a 10-year period starting in 2017. Additionally, the package called for New Jersey to provide a $74 million bridge loan to help it meet payroll and honor its debt-service obligations, including $3.4 million due August 1, 2016, and $18.6 million due by year’s end.

Over the governor’s objections, New Jersey lawmakers are moving forward with a bill to replenish the state’s Transportation Trust Fund. The Assembly bill calls for a gas tax hike of 23 cents a gallon that would phase out the state’s estate tax by 2020, bolster the fund by $2 billion annually, and cover debt-service payments. In June 2016, Gov. Christie issued an executive order to shut down ongoing, non-essential transportation projects that were being financed by the Transportation Trust Fund, even though lawmakers said that the trust fund had enough cash to finance transportation projects through early August 2016.

Also during this reporting period, New Jersey’s Supreme Court upheld Gov. Christie’s 2011 suspension to cost of living adjustments (COLA) for retirees’ pension benefits when it ruled that the COLA freeze did not violate worker pension rights. The state’s highest court reversed a 2014 Superior Court decision that the adjustments were contractually protected under the State Constitution.

The fiscal 2017 budget for New Jersey, signed June 30, 2016, was the governor’s seventh consecutive budget with no new taxes or tax increases. The $34.5 billion balanced budget includes the highest amount of aid for public schools and the largest pension payment in the state’s history. The governor maintained his commitment to fund both pre-K-12 and higher education, with spending of $13.3 billion and $2.2 billion, respectively. Also in June, Ford M. Scudder, the state’s acting treasurer, issued a report indicating that the state’s revenue collections will be $603 million lower than originally forecast. As we have seen in other instances of revenue shortfalls, higher tax rates are often introduced by legislators seeking to avoid deeper cuts to services.

The state’s general obligation (G.O.) bonds were downgraded during this reporting period by Moody’s, which cited the state’s weak financial position and large structural imbalance. Both S&P and Moody’s have

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The Rochester Portfolio Management Team

negative outlooks on New Jersey G.O.s.

As of July 31, 2016, New Jersey’s G.O. bonds were rated A2 by Moody’s and A by S&P and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 195 securities as of July 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe

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The Rochester Credit Research Team

10 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s New Jersey Municipal Debt Funds category as of July 31, 2016, trailing only the distribution yield of this Fund’s Y shares. At 4.71% on that date, it was 159 basis points higher than the category average, which was 3.12%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 4.1 cents per share at the outset of this reporting period, was reduced to 3.9 cents per share beginning with the November 2015 payout and to 3.8 cents per share with the May 2016 payout. In all, the Fund distributed 47.1 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 5.68%, based on the Fund’s standardized yield as of July 31, 2016 and the top federal and New Jersey income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

As of July 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 17.8% of total assets (18.1% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. The sector, which included one bond issued in the Commonwealth of Puerto Rico as of July 31, 2016, contributed positively to the Fund’s performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 17.4% of the Fund’s total assets (17.7% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Puerto Rico investments of this Fund contributed positively to the Fund’s total return as of July 31, 2016.

The Fund’s Puerto Rico holdings include G.O. securities and securities from many different sectors. Some of the Fund’s Puerto Rico G.O.s are insured and others have been pre-refunded, which means they are U.S. Government Obligations sector holdings.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to

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help finance electric utilities, highways and education, among other things.

While Puerto Rico remained in the headlines throughout this reporting period, several significant developments occurred in June and July 2016: In June, the U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, and, at the beginning of July, the Commonwealth defaulted on its G.O. payments and some other debt-service obligations that were due on the first of the month. As detailed later in this report, Puerto Rico issuers had a mixed record throughout this reporting period, making some payments on time and in full while defaulting on others.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the

Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of

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2016 (not to be confused with the Recovery Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must “respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Late in this reporting period, the roster for the PROMESA-mandated Congressional Task Force on Economic Growth for Puerto Rico was set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. Members of the federal control board for Puerto Rico have yet to be selected.

Shortly after President Barack Obama signed PROMESA, Puerto Rico announced its plans regarding its July 1, 2016 debt-service obligations, which totaled approximately $2 billion. As had been hinted, the Government Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make a $779 million payment on its G.O. debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on

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payments earlier in the year, did not make its July 1 payments either.

PREPA made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The Puerto Rico Highway and Transportation Authority (PRHTA) paid most of its debt, in part by tapping its debt-service reserve fund.

Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. The COFINAs are backed by the sales and use tax, which was raised to 11.5%, from 7.5%, on July 1, 2015.

In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

It is also worth noting several other Puerto Rico-related developments that occurred during this reporting period. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due then. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million. Two authorities, PRIFA and the Puerto Rico Finance Corporation (PFC), defaulted on $37 million.

According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined. The insurers’ cases were still pending at the end of this reporting period.

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As expected, Puerto Rico made its February 1, 2016 COFINA payments. This bond payment had been 99% funded at the end of 2015 and totaled approximately $322 million. The MFA also made its payments on February 1. The PFC, however, did not honor its debt-service obligation on February 1.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax (VAT), originally slated to begin April 1. Meanwhile, there were calls for the Commonwealth’s tax system to be overhauled, and the Puerto Rico Legislature passed a bill to stop the tax increases. The governor vetoed the bill, but both chambers of the Legislature overrode the governor, thus eliminating the proposed tax increases.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The PFC again failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S. House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund

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in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay its shift to a VAT; a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1, 2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the

16 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

debt-restructuring agreement. No vote was taken by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement between the forbearing bondholders and PREPA was extended to December 15, 2016.

PRASA, meanwhile, announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt. In a July 12, 2016 television interview, the governor indicated that the bill authorizing these transactions was “more likely to be signed” than other bills on his desk.

A number of nationally recognized statistical ratings organizations (NRSROs) issued downgrades on some Puerto Rico bonds. According to reports in The Bond Buyer, both S&P and Fitch downgraded Puerto Rico’s G.O. debt to D late in the reporting period. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

In other news, the government and various government officials were named in an assortment of lawsuits filed in June and July 2016. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to help pay G.O. debt obligations and support the Commonwealth’s general fund. A third

17 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

At the end of this reporting period, Puerto Rico’s governor signed a budget for fiscal 2017, which began July 1, 2016. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 12.3% of the Fund’s total assets (12.4% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and,

18 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full, and contributed positively to the Fund’s performance.

The sales tax sector represented 7.3% of the Fund’s total assets (7.4% of net assets) as of July 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue and, as of July 31, 2016, nearly 90% of the Fund’s investments in this sector were issued in Puerto Rico. The sales tax sector contributed positively to the Fund’s performance this reporting period.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 6.9% of total assets (7.0% of net assets) as of July 31, 2016. The bonds in this sector, which are used to build and maintain roadways and highway amenities, included one bond issued in Puerto Rico as of July 31, 2016 and contributed positively to Fund performance this reporting period.

G.O. securities comprised 6.9% of total assets (7.0% of net assets) as of July 31, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various New Jersey municipalities and in the Commonwealth of Puerto Rico and the Northern Mariana Islands. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers. Securities held in this sector contributed positively to Fund performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 6.4% of total assets (6.5% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 3.3% of total assets (3.4% of net assets), water utilities with 2.6% of total assets (2.7% of net assets), and sewer utilities with 0.4% of total assets (0.4% of net assets) as of July 31, 2016. Our holdings in these sectors include securities issued by PREPA and PRASA as well as securities issued in Guam. Collectively the utilities sectors contributed positively to the Fund’s performance this reporting period.

As of July 31, 2016, 5.4% of the Fund’s total assets (5.5% of net assets) were invested in the higher education sector. The bonds we hold in this sector have regularly provided

19 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Several bonds in this sector were issued in the Commonwealth of Puerto Rico, and the sector contributed positively to the Fund’s total return this reporting period.

Transportation Infrastructure bonds constituted 5.4% of the Fund’s total assets (5.5% net assets) as of July 31, 2016. This type of financing supports the construction of critical projects such as railroads, bridges, ports and public buildings. Holdings in this sector also contributed positively to Fund performance this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. As of July 31, 2016, 4.7% of the Fund’s total assets (4.7% of net assets) were invested in the marine/aviation facilities sector. Our holdings in the sector contributed positively to Fund performance and include one bond issued in the Northern Mariana Islands.

Many sectors in which the Fund maintained relatively smaller investments as of July 31, 2016 also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors focused on student loans, government appropriation, municipal leases, education and adult living facilities, among others. The municipal leases sector included several bonds issued in Puerto Rico, and one bond in the government appropriation sector was issued in Puerto Rico.

The Special Tax sector detracted from the Fund’s performance this reporting period. As of July 31, 2016, the Fund’s holdings in this sector represented 1.0% of the Fund’s total assets (1.0% of net assets) and included securities issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and, in aggregate, contributed positively to this Fund’s total return. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions.

20 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2016, market movements or rating changes of municipal bonds, notably the

Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a

21 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

22 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	17.8%
Tobacco Master Settlement Agreement	12.3
Sales Tax Revenue	7.3
Highways/Commuter Facilities	6.9
General Obligation	6.9
Higher Education	5.4
Transportation Infrastructure	5.4
Marine/Aviation Facilities	4.7
Student Loans	3.9
Government Appropriation	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.0%	0.0%
AA	19.1	0.0	19.1
A	23.0	0.0	23.0
BBB	18.4	0.6	19.0
BB or lower	32.9	6.0	38.9
Total	93.4%	6.6%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

23 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/16

	Without Sales Charge	With Sales Charge
Class A	4.71%	4.49%
Class B	3.84	N/A
Class C	3.84	N/A
Class Y	4.87	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/16
Class A	2.91%
Class B	2.31
Class C	2.30
Class Y	3.19

TAXABLE EQUIVALENT YIELDS

As of 7/31/16
Class A	5.68%
Class B	4.51
Class C	4.49
Class Y	6.23

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	9.25%	5.36%	3.52%	4.81%
Class B (ONJBX)	3/1/94	8.51	4.53	3.02	4.60
Class C (ONJCX)	8/29/95	8.54	4.58	2.74	4.15
Class Y (ONJYX)	11/29/10	9.51	5.53	N/A	5.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	4.06%	4.34%	3.02%	4.58%
Class B (ONJBX)	3/1/94	3.51	4.19	3.02	4.60
Class C (ONJCX)	8/29/95	7.54	4.58	2.74	4.15
Class Y (ONJYX)	11/29/10	9.51	5.53	N/A	5.49

24 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.038 for the 35-day accrual period ended July 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0310, $0.0310 and $0.0393 respectively, for the 35-day accrual period ended July 26, 2016 and on the corresponding net asset values on that date.

25 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category.

The average yield at NAV in Lipper’s New Jersey Municipal Debt Funds category is based on 49 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and New Jersey tax rate of 48.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

26 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

27 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$ 1,000.00	$ 1,057.10	$ 5.54
Class B	1,000.00	1,052.90	9.49
Class C	1,000.00	1,054.20	9.39
Class Y	1,000.00	1,058.90	4.77

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.49	5.44
Class B	1,000.00	1,015.66	9.31
Class C	1,000.00	1,015.76	9.21
Class Y	1,000.00	1,020.24	4.68

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.08%
Class B	1.85
Class C	1.83
Class Y	0.93

28 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2016

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—103.1%
New Jersey—69.1%
$40,000	Atlantic City, NJ GO	5.000%	12/01/2024	$30,963
190,000	Bayonne, NJ Parking Authority[1]	5.000	06/15/2027	191,028
35,000	Bergen County, NJ Improvement Authority (Community Action Program)	5.250	12/01/2034	35,134
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2034	1,168,290
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2033	1,171,290
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	1,164,560
1,665,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2024	1,686,578
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2031	2,267,040
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2039	3,207,930
60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	60,212
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2044	3,195,030
175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)	5.250	01/01/2018	177,390
395,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000	01/01/2025	399,997
175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250	01/01/2022	177,306
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000	11/01/2028	1,147,860
150,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125	04/01/2029	150,258
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	270,552
20,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2023	20,062
140,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2027	140,381
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,137,350
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	3,128,917
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,704,300
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,415,312
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	2,019,863
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	858,374
410,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	387,790
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)	5.500	09/01/2030	20,076
10,000	Mount Holly, NJ Municipal Utilities Authority[1]	5.000	12/01/2016	10,038
20,000	Neptune City, NJ Hsg. Authority[1]	6.000	04/01/2019	20,056
605,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2029	711,335
445,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2027	525,452
430,000	Newark, NJ GO1	5.000	07/15/2029	480,241
3,000,000	Newark, NJ GO1	5.000	07/15/2029	3,350,520

29 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000%		01/01/2032	$391,879
5,000,000	Newark, NJ Hsg. Authority (Secured Police Facility)[1]	5.000		12/01/2038	5,922,150
2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750		12/01/2038	3,449,396
500,000	NJ Building Authority[1]	5.000		06/15/2029	598,935
500,000	NJ Building Authority[1]	5.000		06/15/2027	608,000
1,000,000	NJ Building Authority[1]	5.000		06/15/2028	1,203,380
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,320,799
750,000	NJ EDA[1]	5.000		06/15/2029	828,210
3,000,000	NJ EDA[1]	5.000		06/15/2035	3,357,750
3,000,000	NJ EDA[1]	5.000		06/15/2036	3,345,570
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,103,844
100,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	102,126
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,784,296
16,855,000	NJ EDA (Hamilton Care)[1]	6.650		11/01/2037	18,293,069
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,051,403
10,000	NJ EDA (Hillcrest Health Service)	7.243	[2]	01/01/2018	9,794
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	90,184
100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2023	101,262
1,040,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2017	1,052,917
505,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2031	510,530
60,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2029	60,276
195,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2034	196,753
260,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2033	262,847
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750		06/01/2031	2,833,800
135,000	NJ EDA (Municipal Rehabilitation)[1]	5.000		04/01/2028	135,481
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	6,032,029
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,931,769
20,000	NJ EDA (New Jersey Transit Corp.)	5.750		12/15/2017	20,076
95,000	NJ EDA (New Jersey Transit Corp.)	5.750		12/15/2017	95,360
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	818,960
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,427,496
650,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.000		07/01/2032	680,128
1,900,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,974,081
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300		07/01/2044	2,391,200
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000		07/01/2032	1,425,630
850,000	NJ EDA (Rutgers University)[1]	5.000		06/15/2038	1,008,873
3,690,000	NJ EDA (School Facilities Construction)[1]	5.000		03/01/2030	4,067,819
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,106,150
25,000	NJ EDA (St. Barnabas Medical Center)	7.147	[2]	07/01/2020	23,186
65,000	NJ EDA (St. Barnabas Medical Center)	6.827	[2]	07/01/2021	58,634
50,000	NJ EDA (St. Barnabas Medical Center)	6.743	[2]	07/01/2018	48,691
110,000	NJ EDA (State Office Buildings)[1]	5.000		06/15/2020	110,410
3,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	3,733,728

30 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$10,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375%		01/01/2043	$11,670,900
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,346,687
1,500,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,618,545
2,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	2,824,243
875,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250		07/01/2027	904,601
2,115,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000		06/15/2026	2,404,861
120,000	NJ Educational Facilities Authority (Kean University)[1]	5.250		09/01/2029	133,904
870,000	NJ Educational Facilities Authority (New Jersey City University)[1]	5.000		07/01/2030	1,076,442
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000		09/01/2022	5,019
30,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125		07/01/2028	32,624
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2037	1,102,420
15,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2028	15,053
2,025,000	NJ Educational Facilities Authority (Stockton University)[1]	5.000		07/01/2041	2,398,937
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000		07/01/2044	3,520,650
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625		07/01/2032	2,375,900
7,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	8,117,993
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	900,670
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300		11/01/2026	725,573
295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250		10/01/2038	316,119
3,480,000	NJ Health Care Facilities Financing Authority (IH/ IMCW/IMCtr Obligated Group)[1]	5.000		07/01/2046	4,197,785
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)[1]	5.000		07/01/2031	1,718,085
2,080,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)[1]	5.000		07/01/2035	2,084,014
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.615	[2]	07/01/2017	14,835
17,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.246	[2]	07/01/2030	9,029,031
10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	10,946,300
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000		08/15/2034	2,276,736
5,410,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2023	5,634,569
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000		07/01/2046	2,358,180

31 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$125,000	NJ Health Care Facilities Financing Authority (Virtua Health/Virtua Memorial Hospital Burlington County Obligated Group)[1]	5.750%	07/01/2033	$141,321
2,545,000	NJ Higher Education Assistance Authority[1]	5.500	12/01/2025	2,904,456
80,000	NJ Higher Education Assistance Authority[1]	5.750	12/01/2029	90,958
12,525,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125	06/01/2030	13,444,836
3,380,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	4.625	10/01/2027	3,427,494
1,330,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	5.000	10/01/2037	1,345,747
115,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150	10/01/2023	122,489
15,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500	10/01/2038	15,531
80,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375	10/01/2028	82,937
100,000	NJ South Jersey Port Corp.[1]	5.250	01/01/2030	100,249
9,580,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2041	9,478,548
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	5,255,564
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2038	1,778,709
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500	06/15/2041	5,579,950
10,000,000	NJ Transportation Trust Fund Authority[1]	5.875	12/15/2038	11,013,100
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2038	5,867,300
5,000,000	NJ Turnpike Authority[1]	5.000	01/01/2034	6,007,000
100,000	Passaic Valley, NJ Sewage Commissioners[1]	5.000	12/01/2023	100,380
200,000	Passaic Valley, NJ Sewage Commissioners[1]	5.000	12/01/2022	200,760
6,330,000	Rutgers State University NJ3	5.000	05/01/2029	7,660,449
5,380,000	Rutgers State University NJ3	5.000	05/01/2030	6,485,536
4,000,000	Rutgers State University NJ3	5.000	05/01/2038	4,735,200
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000	11/01/2039	4,148,700
55,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000	03/01/2028	55,183
40,000	West Milford, NJ Township (Municipal Utilities Authority)[1]	5.375	08/01/2031	40,120
				285,833,549

New York—4.7%
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	5,253,000
2,689,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	2,748,185
8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	8,858,439
2,105,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	2,105,779
450,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	488,147
				19,453,550

U.S. Possessions—29.3%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	10,936
125,000	Guam Power Authority, Series A1	5.000	10/01/2023	147,884
125,000	Guam Power Authority, Series A1	5.000	10/01/2024	149,739
250,000	Guam Power Authority, Series A1	5.000	10/01/2030	297,980
65,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	65,401
3,570,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	3,322,706
2,235,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	2,099,514
2,525,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2038	1,829,287
18,900,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	18,759,951

32 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$19,195,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625%		05/15/2043	$19,061,787
3,825,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	3,815,323
8,350,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	5,323,125
3,205,000	Puerto Rico Commonwealth GO4	5.750		07/01/2041	2,043,187
5,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2029	3,227,550
2,150,000	Puerto Rico Commonwealth GO4	5.250		07/01/2037	1,376,000
2,795,000	Puerto Rico Commonwealth GO4	5.500		07/01/2039	1,802,775
3,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2040	1,933,530
6,085,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	3,891,418
165,099	Puerto Rico Electric Power Authority	10.000		01/01/2021	130,898
168,097	Puerto Rico Electric Power Authority	10.000		07/01/2019	133,977
168,096	Puerto Rico Electric Power Authority	10.000		07/01/2019	133,976
55,033	Puerto Rico Electric Power Authority	10.000		07/01/2022	43,578
55,033	Puerto Rico Electric Power Authority	10.000		01/01/2022	43,578
165,099	Puerto Rico Electric Power Authority	10.000		07/01/2021	130,898
45,000	Puerto Rico Electric Power Authority, Series A6	5.050		07/01/2042	30,223
3,000,000	Puerto Rico Electric Power Authority, Series A6	7.000		07/01/2043	2,023,080
1,990,000	Puerto Rico Electric Power Authority, Series A6	5.000		07/01/2042	1,336,683
1,700,000	Puerto Rico Electric Power Authority, Series A6	5.000		07/01/2029	1,141,533
3,000,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2028	2,014,410
550,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2031	369,325
5,000,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2030	3,357,350
50,000	Puerto Rico Electric Power Authority, Series CCC[6]	5.000		07/01/2021	33,704
90,000	Puerto Rico Electric Power Authority, Series CCC[6]	5.000		07/01/2025	60,449
80,000	Puerto Rico Electric Power Authority, Series TT6	5.000		07/01/2037	53,724
100,000	Puerto Rico Electric Power Authority, Series TT6	5.000		07/01/2023	67,249
395,000	Puerto Rico Electric Power Authority, Series XX6	5.250		07/01/2035	265,235
750,000	Puerto Rico Highway & Transportation Authority[5]	5.750		07/01/2020	386,715
575,000	Puerto Rico Infrastructure[4]	5.000		07/01/2027	100,912
3,000,000	Puerto Rico Infrastructure[4]	7.046	[2]	07/01/2042	288,900
4,750,000	Puerto Rico Infrastructure[4]	5.000		07/01/2037	833,625
2,610,000	Puerto Rico Infrastructure[5]	5.000		07/01/2041	458,055
975,000	Puerto Rico Infrastructure	6.995	[2]	07/01/2035	275,350
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	203,928
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	92,233
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	828,546
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	93,768
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	91,492
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	170,077
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	889,530
2,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2020	2,034,060
305,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2033	181,475
5,000,000	Puerto Rico Public Buildings Authority[5]	5.250		07/01/2042	2,962,500
1,000,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2028	1,039,720
1,000,000	Puerto Rico Public Buildings Authority[5]	5.625		07/01/2039	597,500
1,530,000	Puerto Rico Public Buildings Authority, Series D4	5.250		07/01/2036	906,525
5,235,000	Puerto Rico Public Finance Corp., Series B4	6.000		08/01/2026	536,588
6,800,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	3,475,072
10,935,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	5,344,919

33 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$9,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375%		08/01/2039	$4,821,477
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2021	1,304,875
4,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2022	2,523,067
325,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	166,098
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	9,909,200
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.622	[2]	05/15/2035	305,350
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.497	[2]	05/15/2035	184,800
					121,534,320

Total Investments, at Value (Cost $441,322,773)—103.1%					426,821,419
Net Other Assets (Liabilities)—(3.1)					(13,023,762)
Net Assets—100.0%					$413,797,657

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

6. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

EDA	Economic Devel. Authority
GO	General Obligation
IH	Inspira Health
IMCtr	Inspira Medical Center
IMCW	Inspira Medical Center Woodbury
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
MSU	Montclair State University
NY/NJ	New York/New Jersey
RWJ	Robert Wood Johnson
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016

Assets
Investments, at value (cost $441,322,773) —see accompanying statement of investments	$426,821,419

Cash	567,601

Receivables and other assets:
Interest	4,748,125
Investments sold on a when-issued or delayed delivery basis	1,215,106
Shares of beneficial interest sold	504,805
Other	138,526

Total assets	433,995,582

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	14,130,000
Payable for borrowings (See Note 9)	5,100,000
Shares of beneficial interest redeemed	526,909
Dividends	253,920
Trustees’ compensation	74,571
Distribution and service plan fees	49,202
Shareholder communications	10,520
Interest expense on borrowings	2,181
Other	50,622

Total liabilities	20,197,925

Net Assets	$413,797,657

Composition of Net Assets
Paid-in capital	$586,047,223

Accumulated net investment income	1,495,545

Accumulated net realized loss on investments	(159,243,757)

Net unrealized depreciation on investments	(14,501,354)

Net Assets	$413,797,657

35 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $257,607,953 and 26,564,244 shares of beneficial interest outstanding)	$9.70

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.18

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,885,106 and 296,750 shares of beneficial interest outstanding)	$9.72

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $124,487,493 and 12,821,546 shares of beneficial interest outstanding)	$9.71

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $28,817,105 and 2,967,373 shares of beneficial interest outstanding)	$9.71

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2016

Investment Income
Interest	$23,473,025

Expenses
Management fees	2,304,959

Distribution and service plan fees:
Class A	381,005
Class B	31,273
Class C	1,123,908

Transfer and shareholder servicing agent fees:
Class A	259,088
Class B	3,476
Class C	124,945
Class Y	23,756

Shareholder communications:
Class A	13,238
Class B	591
Class C	7,132
Class Y	1,203

Borrowing fees	915,556

Interest expense and fees on short-term floating rate notes issued (See Note 4)	181,797

Interest expense on borrowings	12,335

Custodian fees and expenses	8,497

Trustees’ compensation	6,839

Other	201,194

Total expenses	5,600,792

Net Investment Income	17,872,233

Realized and Unrealized Gain
Net realized gain on investments	2,490,401

Net change in unrealized appreciation/depreciation on investments	14,840,351

Net Increase in Net Assets Resulting from Operations	$35,202,985

See accompanying Notes to Financial Statements.

37 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015

Operations
Net investment income	$17,872,233	$22,131,340

Net realized gain (loss)	2,490,401	(8,229,498)

Net change in unrealized appreciation/depreciation	14,840,351	(6,240,853)

Net increase in net assets resulting from operations	35,202,985	7,660,989

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,974,635)	(15,406,697)
Class B	(147,184)	(239,014)
Class C	(5,310,058)	(6,175,481)
Class Y	(1,219,633)	(1,309,505)

	(19,651,510)	(23,130,697)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(16,003,401)	(32,683,565)
Class B	(1,680,867)	(1,767,809)
Class C	(11,680,065)	(5,925,078)
Class Y	4,246,954	690,570

	(25,117,379)	(39,685,882)

Net Assets
Total decrease	(9,565,904)	(55,155,590)

Beginning of period	423,363,561	478,519,151

End of period (including accumulated net investment income of $1,495,545 and $3,428,344, respectively)	$413,797,657	$423,363,561

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations	$35,202,985

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(45,444,644)
Proceeds from disposition of investment securities	88,214,090
Short-term investment securities, net	1,039,304
Premium amortization	1,679,802
Discount accretion	(1,237,023)
Net realized gain on investments	(2,490,401)
Net change in unrealized appreciation/depreciation on investments	(14,840,351)
Change in assets:
Decrease in other assets	368,349
Decrease in interest receivable	989,899
Decrease in receivable for securities sold	3,138,131
Change in liabilities:
Decrease in other liabilities	(37,591)

Net cash provided by operating activities	66,582,550

Cash Flows from Financing Activities
Proceeds from borrowings	55,800,000
Payments on borrowings	(67,500,000)
Payments on short-term floating rate notes issued	(8,070,000)
Proceeds from shares sold	54,300,645
Payments on shares redeemed	(97,579,727)
Cash distributions paid	(3,533,002)

Net cash used in financing activities	(66,582,084)

Net increase in cash	466

Cash, beginning balance	567,135

Cash, ending balance	$567,601

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $16,184,949.

Cash paid for interest on borrowings—$12,245.

Cash paid for interest on short-term floating rate notes issued— $181,797.

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.34	$9.67	$9.60	$10.68	$9.75

Income (loss) from investment operations:
Net investment income[1]	0.43	0.48	0.52	0.50	0.54
Net realized and unrealized gain (loss)	0.40	(0.31)	0.07	(1.05)	1.00

Total from investment operations	0.83	0.17	0.59	(0.55)	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.50)	(0.52)	(0.53)	(0.61)

Net asset value, end of period	$9.70	$9.34	$9.67	$9.60	$10.68

Total Return, at Net Asset Value[2]	9.25%	1.64%	6.40%	(5.43)%	16.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$257,608	$263,873	$306,172	$368,177	$421,443

Average net assets (in thousands)	$260,521	$301,779	$326,496	$425,664	$385,776

Ratios to average net assets:[3]
Net investment income	4.55%	4.89%	5.58%	4.80%	5.31%
Expenses excluding specific expenses listed below	0.87%	0.87%	0.83%	0.76%	0.76%
Interest and fees from borrowings	0.22%	0.23%	0.15%	0.11%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.07%	0.08%	0.06%	0.11%

Total expenses	1.13%	1.17%	1.06%	0.93%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.17%	1.06%	0.91%	0.93%

Portfolio turnover rate	11%	7%	30%	24%	18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class B	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.36	$9.69	$9.62	$10.70	$9.77

Income (loss) from investment operations:
Net investment income[1]	0.36	0.41	0.45	0.42	0.46
Net realized and unrealized gain (loss)	0.40	(0.31)	0.06	(1.06)	0.99

Total from investment operations	0.76	0.10	0.51	(0.64)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.43)	(0.44)	(0.44)	(0.52)

Net asset value, end of period	$9.72	$9.36	$9.69	$9.62	$10.70

Total Return, at Net Asset Value[2]	8.51%	0.86%	5.55%	(6.24)%	15.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,885	$4,444	$6,351	$10,331	$18,879

Average net assets (in thousands)	$3,495	$5,540	$7,822	$15,007	$20,307

Ratios to average net assets:[3]
Net investment income	3.84%	4.13%	4.81%	3.96%	4.50%
Expenses excluding specific expenses listed below	1.63%	1.63%	1.63%	1.61%	1.61%
Interest and fees from borrowings	0.22%	0.23%	0.15%	0.11%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.07%	0.08%	0.06%	0.11%

Total expenses	1.89%	1.93%	1.86%	1.78%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.93%	1.86%	1.76%	1.78%

Portfolio turnover rate	11%	7%	30%	24%	18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.35	$9.68	$9.61	$10.69	$9.76

Income (loss) from investment operations:
Net investment income[1]	0.36	0.40	0.45	0.42	0.46
Net realized and unrealized gain (loss)	0.40	(0.30)	0.06	(1.05)	1.00

Total from investment operations	0.76	0.10	0.51	(0.63)	1.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.43)	(0.44)	(0.45)	(0.53)

Net asset value, end of period	$9.71	$9.35	$9.68	$9.61	$10.69

Total Return, at Net Asset Value[2]	8.54%	0.87%	5.60%	(6.15)%	15.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,488	$131,468	$142,154	$173,766	$187,934

Average net assets (in thousands)	$125,656	$142,243	$150,721	$194,185	$169,315

Ratios to average net assets:[3]
Net investment income	3.80%	4.06%	4.83%	4.04%	4.55%
Expenses excluding specific expenses listed below	1.61%	1.62%	1.59%	1.52%	1.52%
Interest and fees from borrowings	0.22%	0.23%	0.15%	0.11%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.07%	0.08%	0.06%	0.11%

Total expenses	1.87%	1.92%	1.82%	1.69%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.92%	1.82%	1.67%	1.69%

Portfolio turnover rate	11%	7%	30%	24%	18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class Y	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.35	$9.68	$9.60	$10.69	$9.76

Income (loss) from investment operations:
Net investment income[1]	0.44	0.49	0.54	0.52	0.55
Net realized and unrealized gain (loss)	0.40	(0.30)	0.07	(1.07)	1.00

Total from investment operations	0.84	0.19	0.61	(0.55)	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.52)	(0.53)	(0.54)	(0.62)

Net asset value, end of period	$9.71	$9.35	$9.68	$9.60	$10.69

Total Return, at Net Asset Value[2]	9.51%	1.79%	6.66%	(5.40)%	16.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,817	$23,579	$23,842	$23,351	$23,882

Average net assets (in thousands)	$23,906	$25,005	$20,998	$25,821	$15,130

Ratios to average net assets:[3]
Net investment income	4.66%	5.02%	5.71%	4.94%	5.33%
Expenses excluding specific expenses listed below	0.71%	0.72%	0.69%	0.62%	0.63%
Interest and fees from borrowings	0.22%	0.23%	0.15%	0.11%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.07%	0.08%	0.06%	0.11%

Total expenses	0.97%	1.02%	0.92%	0.79%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.02%	0.92%	0.77%	0.80%

Portfolio turnover rate	11%	7%	30%	24%	18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

44 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

45 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,068,969	$—	$159,240,492	$15,328,095

1. At period end, the Fund had $159,240,492 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$18,113,753
2018	22,257,929
No expiration	118,868,810

Total	$159,240,492

2. During the reporting period, the Fund utilized $2,518,218 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $1,484,285 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$1,484,285	$153,522	$1,637,807

The tax character of distributions paid during the reporting periods:

46 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2016	Year Ended July 31, 2015

Distributions paid from:
Exempt-interest dividends	$19,233,950	$22,711,443
Ordinary income	417,560	419,254

Total	$19,651,510	$23,130,697

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$428,191,872

Gross unrealized appreciation	$28,913,615
Gross unrealized depreciation	(44,241,710)

Net unrealized depreciation	$(15,328,095)

1. The Federal tax cost of securities does not include cost of $13,957,642, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

47 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

48 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

49 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$285,833,549	$—	$285,833,549
New York	—	19,453,550	—	19,453,550
U.S. Possessions	—	121,534,320	—	121,534,320

Total Assets	$—	$426,821,419	$—	$426,821,419

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund

50 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby

51 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating

52 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $23,654,426 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $14,130,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,695,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015 Trust	6.809%	10/1/27	$1,742,494
665,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015-2 Trust	7.478	10/1/37	680,747
1,585,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105 Trust	18.506	5/1/29	2,915,449
1,345,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-2 Trust	18.478	5/1/30	2,450,536
1,000,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-3 Trust	18.478	5/1/38	1,735,200

				$9,524,426

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the

53 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $14,130,000 or 3.26% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$1,215,106

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet

54 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$41,830,159
Market Value	$22,445,610
Market Value as % of Net Assets	5.42%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $10,752,965, representing 2.60% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

55 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	3,556,353	$33,535,045	3,344,023	$32,873,200
Dividends and/or distributions reinvested	1,147,742	10,833,920	1,316,338	12,909,781
Redeemed	(6,395,485)	(60,372,366)	(8,063,759)	(78,466,546)
Net decrease	(1,691,390)	$(16,003,401)	(3,403,398)	$(32,683,565)

Class B
Sold	7,446	$70,399	5,480	$54,312
Dividends and/or distributions reinvested	13,888	131,357	20,687	203,518
Redeemed	(199,204)	(1,882,623)	(206,711)	(2,025,639)
Net decrease	(177,870)	$(1,680,867)	(180,544)	$(1,767,809)

Class C
Sold	993,527	$9,389,985	1,575,257	$15,542,186
Dividends and/or distributions reinvested	447,407	4,227,603	495,032	4,859,117
Redeemed	(2,680,931)	(25,297,653)	(2,691,822)	(26,326,381)
Net decrease	(1,239,997)	$(11,680,065)	(621,533)	$(5,925,078)

Class Y
Sold	1,230,343	$11,650,668	1,514,002	$14,876,443
Dividends and/or distributions reinvested	104,867	992,069	104,237	1,022,254
Redeemed	(890,241)	(8,395,783)	(1,558,998)	(15,208,127)
Net increase	444,969	$4,246,954	59,241	$690,570

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term

56 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

7. Purchases and Sales of Securities (Continued)

obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$45,444,644	$88,214,090

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.56% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants

57 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	5,123
Accumulated Liability as of July 31, 2016	35,269

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15%

58 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2016	$32,524	$3,132	$12,420	$7,446

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on

59 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5739% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.17% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.5739%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$2,986,612
Average Daily Interest Rate	0.412%
Fees Paid	$350,070
Interest Paid	$12,245

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured

60 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.05% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$224,999

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as

61 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

11. Subsequent Event

Puerto Rico has defaulted on certain interest and principal payments on the commonwealth’s general obligation bonds as well as interest and/or principal payments on the debt issued by certain other instrumentalities held by the Fund. As a result, after July 31, 2016, the Fund established an additional allowance, which decreased recognized income of the Fund, related to $716,445 of defaulted interest payments. The Fund’s financial statements have been adjusted to reflect this allowance, resulting in net asset values per share as reported per the financial statements that differ from the net asset values per share at which shares of beneficial interest activity were transacted.

62 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester New Jersey Municipal Fund (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester New Jersey Municipal Fund as of July 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2016

63 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 97.88% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

64 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

65 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (Since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

66 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

67 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

68 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

69 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (since January 2016) and Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

70 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800. CALL OPP (225.5677).

71 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

72 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

73 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
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Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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RA0395.001.0716 September 27, 2016

Annual Report 7/31/2016

OppenheimerFunds®
The Right Way
to Invest

# Oppenheimer Rochester® Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	7.84%	2.72%	6.94%
5-Year	6.06	5.03	5.13
10-Year	4.08	3.57	5.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2       OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of September 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Payments were due August 1, 2016 on several Puerto Rico securities. The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA holdings. This Fund does not hold the PRASA securities that had and made August 1, 2016 payments. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its general obligation (G.O.) debt, according to The Bond Buyer. The PFC had defaulted on payments in 2015 and earlier this year, and this Fund does not hold the GDB, PRIFA or G.O. securities that missed their August 1, 2016 debt payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) by declaring a moratorium on payments stipulated in the covenants for constitutionally backed debt. While PROMESA was to automatically stay any litigation against Puerto Rico and its instrumentalities, this ruling has the potential to benefit bondholders. Among other allegations, the lawsuit claims that Puerto Rico’s budget for fiscal year 2017, which calls for the transfer of certain funds, and the debt moratorium violate PROMESA.

Earlier, Judge Besosa stayed litigation brought by Ambac Assurance Corporation against Puerto Rico’s highway and transportation authority. According to an August 25, 2016 article on the Caribbean Business website, there are “at least eight lawsuits whose plaintiffs are fighting PROMESA’s stay.” Separately, several Puerto Rico industry and business associations have joined forces to challenge the rate increases that PREPA, the Commonwealth’s electric utility authority, began charging in August.

The president of the Puerto Rico House of Representatives resigned on August 29, 2016, amid rumors that one of his businesses benefited from an affiliation with a man who pled guilty to corruption charges.

On August 31, 2016, two weeks before the date set forth in PROMESA, the Obama administration announced the following members of the federal oversight board:

●	Andrew G. Biggs, a resident scholar at the American Enterprise Institute
●	Jose B. Carrión III, the president and principal partner of Hub International CLC

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●	Carlos M. Garcia, the managing partner of BayBoston Capital and a former president, CEO and chairman of the Government Development Bank of Puerto Rico (the GDB)
●	Arthur J. Gonzalez, a senior fellow at New York University Law School and a retired Chief Judge of the U.S. Bankruptcy Court for the Southern District of New York
●	José Ramon González, the CEO and president of the Federal Home Loan Bank of New York and a former president of the GDB
●	Ana J. Matosantos, a financial and budget consultant for the Public Policy Institute of California and a former director of the California Department of Finance for Governors Arnold Schwarzenegger and Jerry Brown
●	David A. Skeel Jr., a professor at the University of Pennsylvania Law School.

Each will serve a 3-year term and can be reappointed. Of the seven members of the board, four were on lists developed by the Republican leadership in Congress, two were on lists developed by the Democratic leadership in Congress and one was chosen by the President himself. The President selected six members from the legislative lists.

Investors should note that PROMESA put forth an explicit process and guidelines for selecting board members. The law specified that board members must have “knowledge and expertise in finance, municipal bond markets, management, law, or the organization or operation of business or government,” according to a summary prepared by the House Committee on Natural Resources. Board members, the law explained, are to be reimbursed for expenses but will not be paid for their service. PROMESA has a plan to fill any board vacancies that may arise, and the board may hire an executive director as well as U.S. or Puerto Rico government employees.

Later on August 31, Gov. Padilla announced that Dick Ravitch – a lawyer, real estate developer and, for a short time, the lieutenant governor of New York – would be his appointed ex officio representative to the control board. Ravitch’s term may be short lived given that Gov. Padilla is not running for re-election this November. The new governor may choose to take the non-voting role for himself, may retain Ravitch or may appoint a different representative.

On September 14, 2016, Puerto Rico’s Office of Management and Budget and its Treasury Department announced that the government had located about $2 billion in segregated accounts that are separate from the Commonwealth’s general fund. The restrictions on the use of this money could be lifted via new legislation.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Pennsylvania Municipal Fund once again generated high levels of tax-free income during the 12-months ended July 31, 2016. The Class A shares provided a yield-driven annual total return of 7.84% at net asset value (NAV) and a distribution yield of 5.53% at NAV. The Fund’s Class A shares were ranked second behind this Fund’s Class Y shares in Lipper’s Pennsylvania Municipal Debt Funds category, and the distribution yield was 240 basis points higher than the category average. The Fund outperformed the Barclays Municipal Bond Index, its benchmark, by 90 basis points, and tax-free income comprised more than three quarters of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at its July 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. However, in a statement following the meeting, the committee noted that “near-term risks to the economic outlook diminished.” The FOMC reiterated its plans to monitor “global economic and financial developments” and painted a more positive picture, saying that “the labor market strengthened with

The average distribution yield in Lipper’s Pennsylvania Municipal Debt Funds category was 3.13% at the end of this reporting period. At 5.53%, the distribution yield at NAV for this Fund’s Class A shares was 240 basis points higher than the category average.

economic activity expanding at a moderate rate and household spending growing strongly.” The FOMC also noted that

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.53%
Dividend Yield with sales charge	5.26
Standardized Yield	4.20
Taxable Equivalent Yield	7.68
Last distribution (7/26/16)	$0.049
Total distributions (8/1/15 to 7/31/16)	$0.606

Endnotes for this discussion begin on page 24 of this report.

5 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

business investment has been soft and that inflation remains below the Fed’s 2% annual target rate, partly reflecting earlier declines in energy prices and non-energy import prices. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

Many market analysts had predicted that the FOMC would raise the Fed Funds target rate at the September 2015 meeting. The Fed decided otherwise, citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective.”

In a speech after that meeting, Ms. Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

In December 2015, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, Ms. Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On July 29, 2016, the last business day of this reporting period, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on July 31, 2015. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.27% on July 29, 2016, down 93 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.45% on July 29, 2016, down 79 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.45%, up 17 basis points from the July 2015 date.

In Pennsylvania, the 9-month impasse between Democratic Gov. Tom Wolf and the Republican-dominated Legislature ended in

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late March 2016 when the governor said he would allow the $30 billion budget for the fiscal year ending June 30, 2016 to become law without his signature. Urging legislators to deal with a $2 billion deficit for the $33 billion fiscal 2017 budget, the governor told reporters at the State Capitol, “Let’s be clear: The math in this budget does not work. Next fiscal year ... will now begin with an extra $300 million deficit.”

Earlier in the reporting period, Governor Wolf entered into a 3-year agreement with West Virginia and Ohio to maximize economic growth in their shale gas region. Citing high demand for workers in the energy industry and manufacturing, the governor announced the proposal, which he said would “expand investments in education across the board and especially increase funding for trusted and proven job training and workforce development initiatives.” According to the governor, the plan is designed to raise $1.4 billion in taxes for fiscal 2016 and $2.4 billion for fiscal 2017.

One of Governor Wolf’s stated goals is to sponsor “market-driven development” of the tip of the Philadelphia Navy Yard. Pennsylvania has delegated more than $300 million to the Port of Philadelphia since 2010, including $25 million per year on maintenance. The Delaware River navigation channel will become 5 feet deeper, allowing it to compete with other major East Coast ports. “Completing this project will mean more ships, more cargo, more commerce and more jobs,” said Jerry Sweeney, chairman of the Philadelphia Regional Port Authority (PRPA). The entire deepening project, from Philadelphia to the Atlantic Ocean, should be completed by late 2017.

In late December 2015, Governor Wolf signed a limited budget allowing school districts and social service agencies to receive critical state reimbursement funds. At the beginning of January 2016, after continued budget conflicts, State Treasurer Timothy Reese extended a $2 billion line of credit to the Commonwealth; without this, the general fund’s cash balance would have been approximately $922 million in the red. The following week, the administration drew $1 billion against that line of credit. This marked Pennsylvania’s second borrowing in 16 months to avoid a negative balance; Pennsylvania also received a $1.5 billion loan from its Treasury in September of 2014.

Pennsylvania lawmakers found a more civil tone and sent an on-time $31.5 billion budget for fiscal year 2017 to Gov. Tom Wolf on June 30, 2016. In lieu of increases to sales or personal income taxes, House and Senate leaders provided options for increasing the tobacco tax, expanding legalized gambling and improving wine and liquor sales at state-run stores. The spending plan calls for a spending increase of 5% over the previous budget, with the majority of the money going toward education, pension obligations, prisons and measures to prevent opioid abuse. Also included at the signing was a last-minute $1.3 billion revenue package to close a feared budget gap.

7 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

One week after the governor signed the budget, S&P Global Ratings (S&P) removed Pennsylvania from its “credit watch” list and affirmed its AA-minus rating. Moody’s Investors Service affirmed its Aa3 rating and negative outlook for Pennsylvania G.O.s, while Fitch Ratings maintained the stable outlook on its AA-minus rating. The Commonwealth’s structural deficit has prompted 5 downgrades from the national credit rating agencies in the past 3 years.

At the beginning of June 2016, Pennsylvania sold $990.55 million of unlimited tax general obligation (G.O.) bonds. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

At the end of the reporting period, the Pennsylvania Senate soundly rejected the pension reform bill that had been passed by the House a few weeks earlier. The bill would have created a mandatory defined contribution plan for new employees and, according to the governor, would have saved “billions of dollars while also reducing risk to the taxpayers of Pennsylvania.” The Commonwealth of Pennsylvania has two public retirement systems with more than $56 billion in combined unfunded liabilities: the $26 billion State Employees’ Retirement System and the $48.5 billion Public School Employees’ Retirement System.

Philadelphia Mayor Jim Kenney signed the sweetened beverages tax into law near the end of June 2016. The tax will affect sodas, teas, sports drinks, sweetened flavored waters, bottled coffees, energy drinks and other products, while exempting baby formula and beverages that are more than 50 percent fresh fruit, fresh vegetables or milk. Expecting to raise about $91 million annually, the 1.5-cent-per-ounce tax will go toward creating schools and expanding pre-kindergarten; improving parks, recreation centers and libraries; and funding other programs in the City of Brotherly Love. The city plans to start collecting the tax on January 1, 2017.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 265 securities as of July 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Pennsylvania Municipal Debt Funds category as of July 31, 2016, trailing only the distribution yield of this Fund’s Y shares. At

8 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Portfolio Management Team

5.53% on that date, it was 240 basis points higher than the category average, which was 3.13%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 5.1 cents per share at the outset of this reporting period, was reduced to 4.9 cents per share with the May 2016 payout. In all, the Fund distributed 60.6 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.68%, based on the Fund’s standardized yield as of July 31, 2016 and the top federal and Pennsylvania income tax rates for 2016. In Pittsburgh and Philadelphia, which also levy local taxes, a taxable investment would have had to yield more than 7.76% and 8.02%,

9 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Credit Research Team

10 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

respectively, to provide a greater benefit than an investment in this Fund. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 21.6% of the Fund’s total assets (22.0% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full, and the sector contributed positively to the Fund’s performance.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented

14.7% of the Fund’s total assets (15.1% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Puerto Rico investments of this Fund contributed positively to the Fund’s total return as of July 31, 2016.

The Fund’s Puerto Rico holdings include G.O. securities and securities from many different sectors. Some of the Fund’s Puerto Rico G.O.s are insured and others have been pre-refunded, which means they are U.S. Government Obligations sector holdings. In a pre-refunding, a municipality issues a new bond, the proceeds of which are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

While Puerto Rico remained in the headlines throughout this reporting period, several significant developments occurred in June and July 2016: In June, the U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, and, at the beginning of July, the Commonwealth defaulted on its G.O. payments and some other debt-service

11 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

obligations that were due on the first of the month. As detailed later in this report, Puerto Rico issuers had a mixed record throughout this reporting period, making some payments on time and in full while defaulting on others.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

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The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must “respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Late in this reporting period, the roster for the PROMESA-mandated Congressional Task Force on Economic Growth for Puerto Rico was set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. Members of the federal control board for Puerto Rico have yet to be selected.

Shortly after President Barack Obama signed PROMESA, Puerto Rico announced its plans regarding its July 1, 2016 debt-service obligations, which totaled approximately $2 billion. As had been hinted, the Government Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make a $779 million payment on its G.O. debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on payments earlier in the year, did not make its July 1 payments either.

PREPA made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain

13 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The Puerto Rico Highway and Transportation Authority (PRHTA) paid most of its debt, in part by tapping its debt-service reserve fund.

Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. The COFINAs are backed by the sales and use tax, which was raised to 11.5%, from 7.5%, on July 1, 2015.

In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

It is also worth noting several other Puerto Rico-related developments that occurred during this reporting period. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due then. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million. Two authorities, PRIFA and the Puerto Rico Finance Corporation (PFC), defaulted on $37 million.

According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined. The insurers’ cases were still pending at the end of this reporting period.

As expected, Puerto Rico made its February 1, 2016 COFINA payments. This bond payment had been 99% funded at the end of 2015 and totaled approximately $322 million. The MFA also made its payments on February 1. The PFC, however, did not honor its debt-service obligation on February 1.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax (VAT), originally slated to begin April 1. Meanwhile, there were calls for the Commonwealth’s tax system to be overhauled, and the Puerto Rico Legislature

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passed a bill to stop the tax increases. The governor vetoed the bill, but both chambers of the Legislature overrode the governor, thus eliminating the proposed tax increases.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The PFC again failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S. House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay its shift to a VAT; a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring

15 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1, 2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring

16 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement between the forbearing bondholders and PREPA was extended to December 15, 2016.

PRASA, meanwhile, announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt. In a July 12, 2016 television interview, the governor indicated that the bill authorizing these transactions was “more likely to be signed” than other bills on his desk.

A number of nationally recognized statistical ratings organizations (NRSROs) issued downgrades on some Puerto Rico bonds. According to reports in The Bond Buyer, both S&P and Fitch downgraded Puerto Rico’s G.O. debt to D late in the reporting period. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

In other news, the government and various government officials were named in an assortment of lawsuits filed in June and July 2016. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to help pay G.O. debt obligations and support the Commonwealth’s general fund. A third invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

At the end of this reporting period, Puerto Rico’s governor signed a budget for fiscal 2017, which began July 1, 2016. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016,

17 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of July 31, 2016, 10.9% of the Fund’s total assets (11.2% of net assets) were invested in the higher education sector. The bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The sector, which included several bonds issued in the Commonwealth of Puerto Rico, contributed positively to Fund performance this reporting period.

The Fund’s investments in the student housing sector represented 9.4% of the Fund’s total assets (9.6% of net assets) at the end of this reporting period. We like that the nation’s colleges and universities have a reliable student population, giving this sector a clear sense of its revenue stream. Holdings in this sector contributed positively to the Fund’s performance this reporting period.

G.O. securities comprised 8.2% of total assets (8.3% of net assets) as of July 31, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various Pennsylvania municipalities and in the Commonwealth of Puerto Rico and the Northern Mariana Islands. While they have

18 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers. In aggregate, the securities held in this sector contributed positively to Fund performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 7.4% of total assets (7.6% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 3.9% of total assets (4.0% of net assets), sewer utilities with 2.5% of total assets (2.5% of net assets), and water utilities with 1.0% of total assets (1.1% of net assets) as of July 31, 2016. Our holdings in these sectors include securities issued by PREPA and PRASA as well as securities issued in Guam. Collectively, bonds held in these sectors contributed positively to Fund performance this reporting period.

U.S. government obligation bonds constituted 6.6% of the Fund’s total assets (6.7% of net assets) on July 31, 2016. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. While pre-refundings and refundings tend to reduce the total income that can be distributed, the Treasury bonds that are purchased with the proceeds of pre-refundings and refundings are backed by the full faith and credit of the U.S. government.

The education sector represented 5.4% of the Fund’s total assets (5.5% of net assets) as of July 31, 2016. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state. This sector was a positive contributor to Fund performance this reporting period.

The sales tax sector represented 5.1% of the Fund’s total assets (5.2% of net assets) as of July 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. All but one of the bonds in this sector were issued in Puerto Rico; the Fund also held one sales-tax revenue bond issued in the U.S. Virgin Islands. The holdings in this sector made a positive contribution to the Fund’s performance this reporting period.

As of July 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 4.6% of total assets (4.7% of net assets).

Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. The sector, which included two bonds issued in the Commonwealth of Puerto Rico as of July 31, 2016, contributed positively to the Fund’s performance this reporting period.

19 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Many sectors in which the Fund maintained relatively smaller investments as of July 31, 2016, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors focused on highways/commuter facilities, not-for-profit organizations and multifamily housing, among others.

The energy equipment & services and resource recovery sectors detracted from the Fund’s performance this reporting period. The Fund’s holdings in these sectors are relatively small.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and, in aggregate, contributed positively to this Fund’s total return. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until

20 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

21 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	21.6%
Higher Education	10.9
Housing - Student	9.4
General Obligation	8.2
U.S. Government Obligations	6.6
Education	5.4
Sales Tax Revenue	5.1
Hospital/Healthcare	4.6
Electric Utilities	3.9
Highways/Commuter Facilities	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016 and are based on total assets.
CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	4.1%	4.1%
AA	12.8	0.0	12.8
A	12.9	0.0	12.9
BBB	22.6	6.3	28.9
BB or lower	30.3	11.0	41.3
Total	78.6%	21.4%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

22 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/16

	Without Sales Charge	With Sales Charge
Class A	5.53%	5.26%
Class B	4.66	N/A
Class C	4.68	N/A
Class Y	5.69	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/16
Class A	4.20%
Class B	3.64
Class C	3.66
Class Y	4.56

TAXABLE EQUIVALENT YIELDS

As of 7/31/16
Class A	7.68%
Class B	6.65
Class C	6.69
Class Y	8.34

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	7.84%	6.06%	4.08%	5.74%
Class B (OPABX)	5/3/93	7.04%	5.25%	3.58%	4.95%
Class C (OPACX)	8/29/95	7.06	5.28	3.30	4.49
Class Y (OPAYX)	11/29/10	7.99	6.23	N/A	6.15

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	2.72%	5.03%	3.57%	5.55%
Class B (OPABX)	5/3/93	2.04	4.92	3.58	4.95
Class C (OPACX)	8/29/95	6.06	5.28	3.30	4.49
Class Y (OPAYX)	11/29/10	7.99	6.23	N/A	6.15

23 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.049 for the 35-day accrual period ended July 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0412, $0.0414 and $0.0505 respectively, for the 35-day accrual period ended July 26, 2016 and on the corresponding net asset values on that date.

24 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category.

The average yield at NAV in Lipper’s Pennsylvania Municipal Debt Funds category is based on 60 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results. Taxable equivalent yield is based on the standardized yield and the 2016 top federal and Pennsylvania tax rate of 45.3% (45.9% for Pittsburgh residents and 47.6% for Philadelphia residents). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

25 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$ 1,000.00	$ 1,048.50	$ 4.95
Class B	1,000.00	1,045.60	8.84
Class C	1,000.00	1,045.80	8.79
Class Y	1,000.00	1,050.30	4.19

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.04	4.88
Class B	1,000.00	1,016.26	8.71
Class C	1,000.00	1,016.31	8.66
Class Y	1,000.00	1,020.79	4.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.97%
Class B	1.73
Class C	1.72
Class Y	0.82

27 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2016

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.0%
Pennsylvania—66.9%
$1,125,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125%	05/01/2029	$1,123,065
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2025	80,363
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	180,866
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	39,492
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,305,202
1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,471,916
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,146,450
10,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	11,954
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,151,620
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,686,700
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	4,170,453
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,557,845
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,315,992
900,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1,2]	6.750	08/15/2035	1,003,536
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)[1]	6.000	07/15/2038	1,635,030
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,226,813
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	1,001,960
870,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	871,070
355,000	Allegheny County, PA IDA (School Facility Devel.)[1,2]	5.900	08/15/2026	383,886
14,005,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	14,008,501
1,630,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,705,224
10,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)[1]	4.250	01/15/2017	10,138
1,260,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,320,820
1,630,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,710,066
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[3]	5.500	11/01/2031	14,809,860
3,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2035	3,590,730
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	2,116,817
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750	01/01/2027	1,008,200

28 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250%	07/01/2033	$1,763,379
635,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	636,537
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	3,020,684
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,623,920
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,209,654
30,000	Charleroi, PA Area School Authority[1]	6.000	10/01/2017	30,138
2,000,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000	11/01/2041	2,396,760
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[3]	5.000	02/01/2041	24,224,385
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2035	1,105,490
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	1,144,420
1,310,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2034	1,465,680
1,220,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2024	1,419,494
3,500,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2033	3,928,925
2,430,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2029	2,764,174
260,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	291,184
775,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	05/01/2032	958,419
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	05/01/2031	1,242,610
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,620,918
3,965,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	4,187,199
90,000	Delaware County, PA Authority (MAS/MCMCSPA/ MHH/MHP/MHSSPA Obligated Group)[1]	5.375	11/15/2023	93,234
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,118,580
650,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	728,832
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,294,432
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	312,449
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2031	1,648,896
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2035	2,635,399
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2025	1,265,954
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250	10/01/2031	1,368,200
4,030,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000	12/01/2036	4,143,001
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2035	1,196,804
2,750,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2047	3,073,373
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2035	1,388,625
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2030	1,128,100

29 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$820,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000%		07/01/2030	$943,590
500,000	Easton, PA Area School District[1]	5.200		04/01/2028	534,665
75,000	Erie, PA City School District[1]	5.250		03/01/2039	75,256
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,089,780
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,799,595
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.000		05/01/2038	8,797,107
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,142,620
905,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.350		03/15/2028	945,254
2,700,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	2,860,947
50,000	Harrisburg, PA GO	9.609	[4]	09/15/2016	49,796
6,300,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000		12/01/2037	6,548,283
155,000	Jeanette, PA GO1	5.000		04/01/2018	155,605
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,406,159
1,236,835	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2018	1,238,938
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000		11/01/2023	3,601,368
2,721,970	Lehigh County, PA GPA (Kidspeace)[5]	7.500		02/01/2044	27
2,747,774	Lehigh County, PA GPA (Kidspeace)[1,5]	0.000	[6]	02/01/2044	952,131
3,568,592	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/ KMAKNC/KNCONM / IRSch Obligated Group)[1]	7.500		02/01/2044	3,680,896
1,600,000	Luzerne County, PA GO1	6.750		11/01/2023	1,851,024
500,000	Luzerne County, PA GO1	7.000		11/01/2026	578,935
5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,395,650
8,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125		07/01/2030	8,371,197
1,390,000	Millcreek, PA Richland Joint Authority[1]	5.500		08/01/2037	1,428,350
595,000	Millcreek, PA Richland Joint Authority[1]	5.250		08/01/2022	616,813
20,915,000	Montgomery County, PA IDA[1]	5.375		08/01/2038	24,702,079
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500		12/01/2025	358,083
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000		07/01/2031	3,295,464
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000		07/01/2027	1,630,230
1,049,761	Northampton County, PA IDA (Northampton Generating)[5]	5.000		12/31/2023	468,550
14,826,610	Northampton County, PA IDA (Northampton Generating)[5]	5.000		12/31/2023	6,721,495
2,000,000	PA Commonwealth Financing Authority[1]	5.000		06/01/2035	2,347,460
16,000,000	PA Commonwealth Financing Authority[1]	5.000		06/01/2032	18,160,800
39,737,908	PA EDFA (Bionol Clearfield)[7]	8.500		07/01/2015	1,665,018
3,000,000	PA EDFA (Forum)[1]	5.000		03/01/2029	3,514,050

30 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250%	01/01/2032	$3,325,080
9,115,000	PA GO1	5.000	06/01/2022	10,883,128
4,055,000	PA GO1	5.000	07/01/2022	4,850,064
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	1,054,971
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,152
120,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1,2]	6.750	09/01/2020	120,364
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	100,083
3,115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	3,118,613
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2027	1,346,941
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	564,660
10,000	PA HEFA (Drexel University College of Medicine)[1]	5.000	05/01/2037	10,561
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,842,615
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	8,631,973
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	9,427,950
6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,613,768
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,280,320
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,448,408
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	853,935
2,650,000	PA HEFA (La Salle University)[1]	5.000	05/01/2029	3,087,542
1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,492,280
50,000	PA HEFA (Pennsylvania State University)	5.000	03/01/2022	50,189
1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2035	1,545,138
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,439,590
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	8,087,310
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,594,025
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,993,758
100,000	PA HEFA (Student Association)[1]	6.750	09/01/2023	100,178
4,515,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750	08/15/2041	5,497,825
3,050,000	PA HEFA (University of the Arts)[1]	5.625	03/15/2025	3,058,662
60,000	PA HEFA (University of the Arts)[1]	5.500	03/15/2020	60,203
1,685,000	PA HEFA (University of the Arts)[1]	5.750	03/15/2030	1,689,297
1,000,000	PA HEFA (University Properties Student Hsg.)[1,2]	5.000	07/01/2031	1,178,910
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,145,110
1,000,000	PA HEFA (Widener University)[1]	5.000	07/15/2038	1,156,780
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	5,670,600
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2029	3,264,180
4,410,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2028	4,817,396
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2027	3,841,425

31 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$4,780,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000%		04/01/2032	$5,162,352
2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2031	2,427,570
250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	271,205
1,000,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2029	1,200,120
12,940,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[3]	6.000		06/01/2029	14,287,556
3,680,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2026	4,253,270
5,000,000	PA Turnpike Commission[1]	5.500	[6]	12/01/2034	5,829,900
1,000,000	PA Turnpike Commission[1]	5.000		12/01/2031	1,226,660
2,000,000	PA Turnpike Commission[1]	5.000		12/01/2032	2,387,480
500,000	PA Turnpike Commission[1]	5.000		12/01/2030	617,115
3,750,000	PA Turnpike Commission[1]	5.000		12/01/2040	4,502,175
10,000,000	PA Turnpike Commission[1]	0.000	[6]	12/01/2038	12,647,200
3,430,000	PA Turnpike Commission[1]	6.000	[6]	12/01/2034	4,099,742
1,750,000	PA Turnpike Commission[1]	5.000		06/01/2030	2,117,185
570,000	PA Turnpike Commission[1]	6.000	[6]	12/01/2034	695,731
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	2,200,862
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,406,100
5,000,000	Philadelphia, PA Airport[1]	5.000		06/15/2032	5,169,600
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	2,861,225
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875		04/01/2032	460,350
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250		04/01/2042	514,900
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750		11/15/2030	1,084,370
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375		11/15/2040	553,355
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375		06/15/2030	2,208,626
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625		06/15/2042	4,364,680
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250		05/01/2033	1,641,460
1,350,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125		01/01/2021	1,335,771
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.750		06/15/2033	2,325,780
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	7.000		06/15/2043	3,630,225
1,695,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100		07/01/2033	1,697,831

32 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625%		07/01/2035	$3,034,710
6,260,000	Philadelphia, PA GO1	6.500		08/01/2041	7,525,396
890,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250		01/01/2021	893,338
250,000	Philadelphia, PA Hsg. Authority[1]	5.000		12/01/2021	252,540
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500		04/01/2034	1,127,310
50,000	Philadelphia, PA Parking Authority[1]	5.125		02/15/2018	50,195
20,000	Philadelphia, PA Parking Authority, Series A1	5.250		02/15/2029	20,079
95,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1,2]	5.450		02/01/2023	96,013
45,000	Philadelphia, PA School District[1]	6.000		09/01/2038	50,041
5,000	Philadelphia, PA School District[1]	6.000		09/01/2038	5,560
5,000	Philadelphia, PA School District[1]	6.000		09/01/2038	5,558
1,630,000	Philadelphia, PA School District[1]	6.000		09/01/2038	1,733,358
2,770,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130		01/20/2043	2,906,949
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875		06/01/2052	3,112,617
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625		06/01/2042	961,182
6,450,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500		01/01/2038	6,837,968
6,900,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450		07/01/2035	6,989,976
2,000,000	Westmoreland County, PA Municipal Authority[1,2]	5.000		08/15/2038	2,377,680
5,980,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2037	6,137,095
4,020,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2037	4,102,088
					523,700,666

U.S. Possessions—38.1%
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	765,527
185,000	Guam Power Authority, Series A1	5.000		10/01/2023	218,868
420,000	Guam Power Authority, Series A1	5.000		10/01/2030	500,606
235,000	Guam Power Authority, Series A1	5.000		10/01/2024	281,509
165,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	166,018
765,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	765,184
1,320,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,239,982
975,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	1,021,293
4,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[6]	07/01/2024	3,312,585
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,048,922
1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	725,700
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	2,113,230
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	584,480
213,320,000	Puerto Rico Children’s Trust Fund (TASC)	5.962	[4]	05/15/2050	19,441,985
39,605,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	39,330,141
69,645,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	69,128,931
1,566,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[4]	05/15/2057	37,455,015
9,000,000	Puerto Rico Commonwealth GO7	5.750		07/01/2036	5,737,500
3,000,000	Puerto Rico Commonwealth GO7	5.750		07/01/2041	1,912,500
790,000	Puerto Rico Commonwealth GO7	6.000		07/01/2028	510,166

33 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$13,500,000	Puerto Rico Commonwealth GO7	8.000%		07/01/2035	$8,851,005
7,360,000	Puerto Rico Commonwealth GO7	5.500		07/01/2039	4,747,200
5,000,000	Puerto Rico Commonwealth GO7	5.500		07/01/2026	3,181,250
2,000,000	Puerto Rico Commonwealth GO7	5.000		07/01/2020	1,270,000
2,500,000	Puerto Rico Commonwealth GO7	5.375		07/01/2033	1,590,625
3,000,000	Puerto Rico Commonwealth GO7	5.125		07/01/2028	1,905,000
15,000	Puerto Rico Commonwealth GO1	6.000		07/01/2027	15,632
336,338	Puerto Rico Electric Power Authority	10.000		01/01/2021	266,665
403,060	Puerto Rico Electric Power Authority	10.000		07/01/2019	321,248
403,059	Puerto Rico Electric Power Authority	10.000		07/01/2019	321,248
112,113	Puerto Rico Electric Power Authority	10.000		07/01/2022	88,776
112,113	Puerto Rico Electric Power Authority	10.000		01/01/2022	88,776
336,339	Puerto Rico Electric Power Authority	10.000		07/01/2021	266,665
3,325,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2042	2,233,402
4,920,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2029	3,303,731
3,000,000	Puerto Rico Electric Power Authority, Series A8	6.750		07/01/2036	2,023,080
1,510,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2025	1,014,116
1,435,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2024	964,291
5,540,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2027	3,720,221
3,505,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2031	2,353,608
1,760,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2030	1,181,787
3,000,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250		07/01/2027	2,014,560
6,000,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2025	6,081,000
1,450,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2032	973,704
1,670,000	Puerto Rico Electric Power Authority, Series WW8	5.000		07/01/2028	1,121,472
2,445,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2040	1,641,793
725,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000		07/01/2022	488,019
1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	620,050
10,000	Puerto Rico Highway & Transportation Authority, Series A7	5.000		07/01/2038	2,550
325,000	Puerto Rico Highway & Transportation Authority, Series H7	5.000		07/01/2028	82,875
700,000	Puerto Rico Highway & Transportation Authority, Series N5	5.250		07/01/2039	352,205
270,000	Puerto Rico Infrastructure[5]	5.000		07/01/2041	47,385
1,750,000	Puerto Rico Infrastructure	6.397	[4]	07/01/2043	287,315
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	713,748
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	115,291
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,113,638
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	187,536
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	169,260
275,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750		06/01/2019	87,934
2,070,000	Puerto Rico Public Buildings Authority[5]	6.000		07/01/2041	1,249,762
1,265,000	Puerto Rico Public Buildings Authority[7]	6.000		07/01/2019	770,866
1,000,000	Puerto Rico Public Buildings Authority[5]	6.750		07/01/2036	607,500
3,000,000	Puerto Rico Public Buildings Authority[7]	5.750	[9]	07/01/2034	1,824,390
1,500,000	Puerto Rico Public Buildings Authority[7]	6.500		07/01/2030	913,125
1,015,000	Puerto Rico Public Buildings Authority, Series D7	5.250		07/01/2036	601,387

34 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$5,725,000	Puerto Rico Public Finance Corp., Series B7	5.500%		08/01/2031	$586,813
7,385,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	3,656,535
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.276	[4]	08/01/2034	3,500,100
950,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	464,351
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	2,447,450
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	2,487,950
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	2,555,350
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	1,533,120
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	5.711	[4]	08/01/2038	1,763,308
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	2,811,215
2,170,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	1,109,130
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	15,663,614
3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	1,277,210
1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	513,253
2,500,000	V.I. Public Finance Authority, Series C1	5.000		10/01/2039	2,505,325
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.247	[4]	05/15/2035	3,477,087
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.497	[4]	05/15/2035	368,760
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.872	[4]	05/15/2035	642,877
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.622	[4]	05/15/2035	689,500
2,180,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	2,181,112
					298,269,893

Total Investments, at Value (Cost $914,670,082)—105.0%					821,970,559
Net Other Assets (Liabilities)—(5.0)					(38,912,000)
Net Assets—100.0%					$783,058,559

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

EDFA	Economic Devel. Finance Authority
GO	General Obligation
GPA	General Purpose Authority

35 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HESL	Hospital Episcopal San Lucas
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
RR	Residential Reources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016

Assets
Investments, at value (cost $914,670,082)—see accompanying statement of investments	$821,970,559

Cash	530,026

Receivables and other assets:
Interest	9,425,111
Investments sold (including $382,766 sold on a when-issued or delayed delivery basis)	2,741,766
Shares of beneficial interest sold	958,276
Other	272,444

Total assets	835,898,182

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	35,395,000
Payable for borrowings (See Note 8)	12,200,000
Investments purchased on a when-issued or delayed delivery basis	3,551,020
Shares of beneficial interest redeemed	800,550
Dividends	580,665
Trustees’ compensation	132,335
Distribution and service plan fees	96,812
Shareholder communications	11,872
Interest expense on borrowings	1,498
Other	69,871

Total liabilities	52,839,623

Net Assets	$783,058,559

Composition of Net Assets
Paid-in capital	$999,328,196

Accumulated net investment income	4,994,389

Accumulated net realized loss on investments	(128,564,503)

Net unrealized depreciation on investments	(92,699,523)

Net Assets	$783,058,559

37 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $526,247,309 and 49,322,138 shares of beneficial interest outstanding)	$10.67

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.20

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,685,400 and 533,367 shares of beneficial interest outstanding)	$10.66

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $220,768,861 and 20,741,757 shares of beneficial interest outstanding)	$10.64

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $30,356,989 and 2,843,475 shares of beneficial interest outstanding)	$10.68

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2016

Investment Income
Interest	$52,084,879

Expenses
Management fees	4,030,493

Distribution and service plan fees:
Class A	783,969
Class B	68,448
Class C	1,976,909

Transfer and shareholder servicing agent fees:
Class A	534,347
Class B	7,608
Class C	219,899
Class Y	28,215

Shareholder communications:
Class A	16,021
Class B	765
Class C	8,010
Class Y	875

Borrowing fees	847,380

Interest expense and fees on short-term floating rate notes issued (See Note 4)	468,380

Interest expense on borrowings	21,999

Trustees’ compensation	13,188

Custodian fees and expenses	7,478

Other	322,669

Total expenses	9,356,653

Net Investment Income	42,728,226

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(11,884,369)

Net change in unrealized appreciation/depreciation on investments	26,543,186

Net Increase in Net Assets Resulting from Operations	$57,387,043

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015

Operations
Net investment income	$42,728,226	$50,267,575

Net realized gain (loss)	(11,884,369)	7,737,755

Net change in unrealized appreciation/depreciation	26,543,186	(348,069)

Net increase in net assets resulting from operations	57,387,043	57,657,261

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(30,999,892)	(33,610,451)
Class B	(384,932)	(717,638)
Class C	(11,134,209)	(11,894,471)
Class Y	(1,674,134)	(1,779,180)

	(44,193,167)	(48,001,740)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(34,894,701)	(41,348,855)
Class B	(5,479,741)	(6,005,142)
Class C	(9,147,900)	(12,518,925)
Class Y	730,375	2,584,679

	(48,791,967)	(57,288,243)

Net Assets
Total decrease	(35,598,091)	(47,632,722)

Beginning of period	818,656,650	866,289,372

End of period (including accumulated net investment income of $4,994,389 and $12,265,975, respectively)	$783,058,559	$818,656,650

See accompanying Notes to Financial Statements.

40 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations	$57,387,043

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(53,127,290)
Proceeds from disposition of investment securities	152,710,474
Short-term investment securities, net	149,199
Premium amortization	2,548,413
Discount accretion	(12,246,903)
Net realized loss on investments	11,884,369
Net change in unrealized appreciation/depreciation on investments	(26,543,186)
Change in assets:
Increase in other assets	(68,765)
Decrease in interest receivable	1,820,860
Increase in receivable for securities sold	(2,545,694)
Change in liabilities:
Decrease in other liabilities	(90,599)
Increase in payable for securities purchased	3,551,020

Net cash provided by operating activities	135,428,941

Cash Flows from Financing Activities
Proceeds from borrowings	83,000,000
Payments on borrowings	(89,600,000)
Payments on short-term floating rate notes issued	(34,410,000)
Proceeds from shares sold	78,256,772
Payments on shares redeemed	(166,084,164)
Cash distributions paid	(6,687,082)

Net cash used in financing activities	(135,524,474)

Net decrease in cash	(95,533)

Cash, beginning balance	625,559

Cash, ending balance	$530,026

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $37,614,068.

Cash paid for interest on borrowings—$24,088.

Cash paid for interest on short-term floating rate notes issued—$468,380.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.49	$10.38	$10.53	$11.47	$10.60

Income (loss) from investment operations:
Net investment income[1]	0.59	0.63	0.67	0.61	0.63
Net realized and unrealized gain (loss)	0.20	0.09	(0.22)	(0.94)	0.90

Total from investment operations	0.79	0.72	0.45	(0.33)	1.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.61)	(0.61)	(0.60)	(0.61)	(0.66)

Net asset value, end of period	$10.67	$10.49	$10.38	$10.53	$11.47

Total Return, at Net Asset Value[2]	7.84%	6.98%	4.57%	(3.13)%	14.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$526,247	$552,146	$586,870	$737,142	$795,924

Average net assets (in thousands)	$537,284	$589,000	$624,096	$812,430	$752,625

Ratios to average net assets:[3]
Net investment income	5.59%	5.93%	6.60%	5.32%	5.67%
Expenses excluding specific expenses listed below	0.80%	0.77%	0.76%	0.69%	0.70%
Interest and fees from borrowings	0.11%	0.11%	0.14%	0.09%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.07%	0.13%	0.11%	0.16%

Total expenses	0.97%	0.95%	1.03%	0.89%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.95%	1.03%	0.88%	0.97%

Portfolio turnover rate	6%	12%	6%	10%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class B	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.49	$10.37	$10.52	$11.47	$10.59

Income (loss) from investment operations:
Net investment income[1]	0.51	0.55	0.59	0.51	0.54
Net realized and unrealized gain (loss)	0.19	0.10	(0.22)	(0.95)	0.91

Total from investment operations	0.70	0.65	0.37	(0.44)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.53)	(0.52)	(0.51)	(0.57)

Net asset value, end of period	$10.66	$10.49	$10.37	$10.52	$11.47

Total Return, at Net Asset Value[2]	7.04%	6.27%	3.75%	(4.03)%	14.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,686	$11,078	$16,828	$26,479	$41,662

Average net assets (in thousands)	$7,651	$14,523	$20,693	$35,453	$44,543

Ratios to average net assets:[3]
Net investment income	4.89%	5.14%	5.82%	4.47%	4.86%
Expenses excluding specific expenses listed below	1.55%	1.53%	1.56%	1.53%	1.54%
Interest and fees from borrowings	0.11%	0.11%	0.14%	0.09%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.07%	0.13%	0.11%	0.16%

Total expenses	1.72%	1.71%	1.83%	1.73%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.71%	1.83%	1.72%	1.81%

Portfolio turnover rate	6%	12%	6%	10%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.47	$10.36	$10.51	$11.45	$10.58

Income (loss) from investment operations:
Net investment income[1]	0.51	0.55	0.60	0.52	0.54
Net realized and unrealized gain (loss)	0.19	0.09	(0.22)	(0.94)	0.91

Total from investment operations	0.70	0.64	0.38	(0.42)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.53)	(0.53)	(0.52)	(0.58)

Net asset value, end of period	$10.64	$10.47	$10.36	$10.51	$11.45

Total Return, at Net Asset Value[2]	7.06%	6.19%	3.79%	(3.88)%	14.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$220,769	$226,296	$236,269	$304,243	$332,380

Average net assets (in thousands)	$221,129	$239,680	$255,808	$342,161	$302,122

Ratios to average net assets:[3]
Net investment income	4.84%	5.17%	5.84%	4.55%	4.89%
Expenses excluding specific expenses listed below	1.55%	1.52%	1.52%	1.46%	1.46%
Interest and fees from borrowings	0.11%	0.11%	0.14%	0.09%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.07%	0.13%	0.11%	0.16%

Total expenses	1.72%	1.70%	1.79%	1.66%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.70%	1.79%	1.65%	1.73%

Portfolio turnover rate	6%	12%	6%	10%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

44 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class Y	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.50	$10.38	$10.53	$11.48	$10.60

Income (loss) from investment operations:
Net investment income[1]	0.60	0.65	0.69	0.62	0.64
Net realized and unrealized gain (loss)	0.20	0.10	(0.22)	(0.94)	0.92

Total from investment operations	0.80	0.75	0.47	(0.32)	1.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.62)	(0.63)	(0.62)	(0.63)	(0.68)

Net asset value, end of period	$10.68	$10.50	$10.38	$10.53	$11.48

Total Return, at Net Asset Value[2]	7.99%	7.23%	4.72%	(3.08)%	15.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,357	$29,137	$26,322	$32,754	$28,701

Average net assets (in thousands)	$28,378	$30,378	$28,437	$34,321	$20,110

Ratios to average net assets:[3]
Net investment income	5.73%	6.07%	6.75%	5.46%	5.70%
Expenses excluding specific expenses listed below	0.65%	0.62%	0.62%	0.55%	0.56%
Interest and fees from borrowings	0.11%	0.11%	0.14%	0.09%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.07%	0.13%	0.11%	0.16%

Total expenses	0.82%	0.80%	0.89%	0.75%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.80%	0.89%	0.74%	0.83%

Portfolio turnover rate	6%	12%	6%	10%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

45 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016

1. Organization

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

46 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

47 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$10,595,790	$—	$127,777,202	$96,828,385

1. At period end, the Fund had $127,777,202 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$48,870,545
2018	43,078,455
No expiration	35,828,202

Total	$127,777,202

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $7,978,804 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $1,143,881 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$1,143,881	$5,806,645	$6,950,526

The tax character of distributions paid during the reporting periods:

48 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2016	Year Ended July 31, 2015

Distributions paid from:
Exempt-interest dividends	$44,028,997	$47,486,075
Ordinary income	164,170	515,665

Total	$44,193,167	$48,001,740

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of other investments	$883,546,277[1]

Gross unrealized appreciation	$53,576,138
Gross unrealized depreciation	(150,404,523)

Net unrealized depreciation	$(96,828,385)

1. The Federal tax cost of securities does not include cost of $35,252,667, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

49 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

50 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

51 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$522,035,648	$1,665,018	$523,700,666
U.S. Possessions	—	298,269,893	—	298,269,893

Total Assets	$—	$820,305,541	$1,665,018	$821,970,559

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$27	$(27)

Total Assets	$27	$(27)

 * Transferred from Level 3 to Level 2 due to the availability of market data for this security.

52 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying

53 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse

54 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $35,395,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $53,321,801 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $35,395,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,250,000	Berks County, PA Municipal Authority Tender Option Bond Series 2015-XF2016 Trust[3]	15.880%	11/1/31	$5,059,860

55 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 7,980,000	Chester County, PA IDA (Water Facilities Authority) Tender Option Bond Series 2015-XF2128 Trust[3]	9.333%	2/1/41	$8,289,385
3,230,000	PA Southcentral General Authority (Hanover Hospital) Tender Option Bond Series 2015-XF2131 Trust[3]	17.831	6/1/29	4,577,556

				$17,926,801

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $35,395,000 or 4.23% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a

56 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$3,551,020
Sold securities	382,766

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$95,408,732
Market Value	$36,152,270
Market Value as % of Net Assets	4.62%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $23,033,784, representing 2.94% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt

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NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	4,395,258	$46,102,334	5,147,549	$55,004,856
Dividends and/or distributions reinvested	2,480,172	26,014,670	2,662,938	28,399,350
Redeemed	(10,183,046)	(107,011,705)	(11,746,596)	(124,753,061)
Net decrease	(3,307,616)	$(34,894,701)	(3,936,109)	$(41,348,855)

Class B
Sold	6,434	$67,303	24,857	$264,092
Dividends and/or distributions reinvested	32,572	341,402	61,008	650,781
Redeemed	(562,180)	(5,888,446)	(652,191)	(6,920,015)
Net decrease	(523,174)	$(5,479,741)	(566,326)	$(6,005,142)

58 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class C
Sold	2,066,439	$21,629,265	2,434,481	$25,934,993
Dividends and/or distributions reinvested	932,513	9,756,871	968,498	10,307,580
Redeemed	(3,877,722)	(40,534,036)	(4,605,581)	(48,761,498)
Net decrease	(878,770)	$(9,147,900)	(1,202,602)	$(12,518,925)

Class Y
Sold	1,061,869	$11,166,397	1,368,248	$14,592,950
Dividends and/or distributions reinvested	143,040	1,501,125	149,763	1,598,420
Redeemed	(1,137,609)	(11,937,147)	(1,278,028)	(13,606,691)
Net increase	67,300	$730,375	239,983	$2,584,679

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$53,127,290	$152,710,474

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.51% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

59 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	8,687
Accumulated Liability as of July 31, 2016	59,812

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

60 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2016	$123,092	$4,252	$24,399	$18,984

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in

61 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5739% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.5739%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$5,945,355
Average Daily Interest Rate	0.424%
Fees Paid	$630,761
Interest Paid	$24,088

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to

62 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$357,718

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California

63 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

11. Subsequent Event

Puerto Rico has defaulted on certain interest and principal payments on the commonwealth’s general obligation bonds as well as interest and/or principal payments on the debt issued by certain other instrumentalities held by the Fund. As a result, after July 31, 2016, the Fund established an additional allowance, which decreased recognized income of the Fund, related to $1,009,487 of defaulted interest payments. The Fund’s financial statements have been adjusted to reflect this allowance, resulting in net asset values per share as reported per the financial statements that differ from the net asset values per share at which shares of beneficial interest activity were transacted.

64 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Pennsylvania Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust, including the statement of investments, as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Pennsylvania Municipal Fund as of July 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2016

65 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.63% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

66 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

67 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Pennsylvania Municipal Fund	2/23/16	56.3%	0.0%	43.7%
Oppenheimer Rochester Pennsylvania Municipal Fund	3/22/16	41.2%	14.7%	44.1%
Oppenheimer Rochester Pennsylvania Municipal Fund	4/26/16	46.4%	1.3%	52.3%
Oppenheimer Rochester Pennsylvania Municipal Fund	5/24/16	34.0%	0.0%	66.0%
Oppenheimer Rochester Pennsylvania Municipal Fund	6/21/16	18.7%	1.3%	80.0%
Oppenheimer Rochester Pennsylvania Municipal Fund	7/26/16	18.0%	0.0%	82.0%

68 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (Since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non- profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

69 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

70 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

71 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

72 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (since January 2016) and Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

73 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

74 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

75 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

76 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0740.001.0716 September 27, 2016

Annual Report 7/31/2016

OppenheimerFunds®
The Right Way
to Invest

# Oppenheimer Rochester® High Yield Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index

1-Year	14.91%	9.45%	6.94%
5-Year	8.49	7.44	5.13
10-Year	2.02	1.52	5.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of September 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Payments were due August 1, 2016 on several Puerto Rico securities. The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA holdings. This Fund does not hold the PRASA securities that had and made August 1, 2016 payments. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its general obligation (G.O.) debt, according to The Bond Buyer. The PFC had defaulted on payments in 2015 and earlier this year, and this Fund does not hold the GDB, PRIFA or G.O. securities that missed their August 1, 2016 debt payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) by declaring a moratorium on payments stipulated in the covenants for constitutionally backed debt. While PROMESA was to automatically stay any litigation against Puerto Rico and its instrumentalities, this ruling has the potential to benefit bondholders. Among other allegations, the lawsuit claims that Puerto Rico’s budget for fiscal year 2017, which calls for the transfer of certain funds, and the debt moratorium violate PROMESA.

Earlier, Judge Besosa stayed litigation brought by Ambac Assurance Corporation against Puerto Rico’s highway and transportation authority. According to an August 25, 2016 article on the Caribbean Business website, there are “at least eight lawsuits whose plaintiffs are fighting PROMESA’s stay.” Separately, several Puerto Rico industry and business associations have joined forces to challenge the rate increases that PREPA, the Commonwealth’s electric utility authority, began charging in August.

The president of the Puerto Rico House of Representatives resigned on August 29, 2016, amid rumors that one of his businesses benefited from an affiliation with a man who pled guilty to corruption charges.

On August 31, 2016, two weeks before the date set forth in PROMESA, the Obama administration announced the following members of the federal oversight board:

●	Andrew G. Biggs, a resident scholar at the American Enterprise Institute
●	Jose B. Carrión III, the president and principal partner of Hub International CLC

3      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

●	Carlos M. Garcia, the managing partner of BayBoston Capital and a former president, CEO and chairman of the Government Development Bank of Puerto Rico (the GDB)
●	Arthur J. Gonzalez, a senior fellow at New York University Law School and a retired Chief Judge of the U.S. Bankruptcy Court for the Southern District of New York
●	José Ramon González, the CEO and president of the Federal Home Loan Bank of New York and a former president of the GDB
●	Ana J. Matosantos, a financial and budget consultant for the Public Policy Institute of California and a former director of the California Department of Finance for Governors Arnold Schwarzenegger and Jerry Brown
●	David A. Skeel Jr., a professor at the University of Pennsylvania Law School.

Each will serve a 3-year term and can be reappointed. Of the seven members of the board, four were on lists developed by the Republican leadership in Congress, two were on lists developed by the Democratic leadership in Congress and one was chosen by the President himself. The President selected six members from the legislative lists.

Investors should note that PROMESA put forth an explicit process and guidelines for selecting board members. The law specified that board members must have “knowledge and expertise in finance, municipal bond markets, management, law, or the organization or operation of business or government,” according to a summary prepared by the House Committee on Natural Resources. Board members, the law explained, are to be reimbursed for expenses but will not be paid for their service. PROMESA has a plan to fill any board vacancies that may arise, and the board may hire an executive director as well as U.S. or Puerto Rico government employees.

Later on August 31, Gov. Padilla announced that Dick Ravitch – a lawyer, real estate developer and, for a short time, the lieutenant governor of New York – would be his appointed ex officio representative to the control board. Ravitch’s term may be short lived given that Gov. Padilla is not running for re-election this November. The new governor may choose to take the non-voting role for himself, may retain Ravitch or may appoint a different representative.

On September 14, 2016, Puerto Rico’s Office of Management and Budget and its Treasury Department announced that the government had located about $2 billion in segregated accounts that are separate from the Commonwealth’s general fund. The restrictions on the use of this money could be lifted via new legislation.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

4      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester High Yield Municipal Fund once again generated high levels of tax-free income during the 12-months ended July 31, 2016. The Class A shares provided a yield-driven annual total return of 14.91% at net asset value (NAV) and a distribution yield of 6.34% at NAV. The Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s High Yield Municipal Debt Funds category, and the distribution yield was 278 basis points higher than the category average. Additionally, the Fund outperformed the Barclays Municipal Bond Index, its benchmark, by 797 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at its July 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. However, in a statement following the meeting, the committee noted that “near-term risks to the economic outlook diminished.” The FOMC reiterated its plans to monitor “global economic and financial developments” and painted a more positive picture, saying that “the labor market strengthened with economic activity expanding at a moderate rate and household spending growing

The average distribution yield in Lipper’s High Yield Municipal Debt Funds category was 3.56% at the end of this reporting period. At 6.34%, the distribution yield at NAV for this Fund’s Class A shares was 278 basis points higher than the category average.

strongly.” The FOMC also noted that business investment has been soft and that inflation remains below the Fed’s 2% annual target rate, partly reflecting earlier declines in energy

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.34%

Dividend Yield with sales charge	6.04

Standardized Yield	5.17

Taxable Equivalent Yield	9.13

Last distribution (7/26/16)	$0.039

Total distributions (8/1/15 to 7/31/16)	$0.468

Endnotes for this discussion begin on page 23 of this report.

5      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

prices and non-energy import prices. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of FOMC decisions.

Many market analysts had predicted that the FOMC would raise the Fed Funds target rate at the September 2015 meeting. The Fed decided otherwise, citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective.”

In a speech after that meeting, Ms. Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

In December 2015, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, Ms. Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On July 29, 2016, the last business day of this reporting period, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on July 31, 2015. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.27% on July 29, 2016, down 93 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.45% on July 29, 2016, down 79 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.45%, up 17 basis points from the July 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated

6      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,060 securities as of July 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s High Yield Municipal Debt Funds category as of July 31, 2016, trailing only the distribution yield of this Fund’s Y shares. At 6.34% on that date, it was 278 basis points higher than the category average, which was 3.56%.

Even as market conditions created pressure on the dividends of many fixed-income funds this reporting period, this Fund’s dividend trend demonstrated the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 3.9 cents per share throughout this reporting period. In all, the Fund distributed 46.8 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 9.13%, based on the Fund’s standardized yield as of July 31, 2016 and the top federal income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 22.0% of the Fund’s total assets (22.2% of net assets) at the end of this reporting period. The sector was a positive contributor to the Fund’s total return.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal,

7      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

state and local income taxes, represented 12.9% of the Fund’s total assets (13.1% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Puerto Rico investments of this Fund contributed positively to the Fund’s total return as of July 31, 2016.

The Fund’s Puerto Rico holdings include general obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, and securities from many different sectors. Some of the Fund’s Puerto Rico G.O.s are insured and others have been pre-refunded, which means they are U.S. Government Obligations sector holdings. In a pre-refunding, a municipality issues a new bond, the proceeds of which are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

While Puerto Rico remained in the headlines throughout this reporting period, several significant developments occurred in June and July 2016: In June, the U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight,

Management and Economic Stability Act, aka PROMESA, and, at the beginning of July, the Commonwealth defaulted on its G.O. payments and some other debt-service obligations that were due on the first of the month. As detailed later in this report, Puerto Rico issuers had a mixed record throughout this reporting period, making some payments on time and in full while defaulting on others.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn

8      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Rochester Portfolio Management Team

Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA	Michael Camarella, CFA
Team Leader and Senior Portfolio Manager	Team Leader and Senior Portfolio Manager	Senior Portfolio Manager	Senior Portfolio Manager

Charlie Pulire, CFA	Elizabeth Mossow, CFA
Senior Portfolio Manager	Portfolio Manager

the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and

9      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

10      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must “respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Late in this reporting period, the roster for the PROMESA-mandated Congressional Task Force on Economic Growth for Puerto Rico was set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. Members of the federal control board for Puerto Rico have yet to be selected.

Shortly after President Barack Obama signed PROMESA, Puerto Rico announced its plans regarding its July 1, 2016 debt-service obligations, which totaled approximately $2 billion. As had been hinted, the Government

11      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make a $779 million payment on its G.O. debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on payments earlier in the year, did not make its July 1 payments either.

PREPA made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The Puerto Rico Highway and Transportation Authority (PRHTA) paid most of its debt, in part by tapping its debt-service reserve fund.

Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. The COFINAs are backed by the sales and use tax, which was raised to 11.5%, from 7.5%, on July 1, 2015.

In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

It is also worth noting several other Puerto Rico-related developments that occurred during this reporting period. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due then. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million. Two authorities, PRIFA and the Puerto Rico Finance Corporation (PFC), defaulted on $37 million.

According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined. The

12      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

insurers’ cases were still pending at the end of this reporting period.

As expected, Puerto Rico made its February 1, 2016 COFINA payments. This bond payment had been 99% funded at the end of 2015 and totaled approximately $322 million. The MFA also made its payments on February 1. The PFC, however, did not honor its debt-service obligation on February 1.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax (VAT), originally slated to begin April 1. Meanwhile, there were calls for the Commonwealth’s tax system to be overhauled, and the Puerto Rico Legislature passed a bill to stop the tax increases. The governor vetoed the bill, but both chambers of the Legislature overrode the governor, thus eliminating the proposed tax increases.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The PFC again failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S. House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups.

13      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay its shift to a VAT; a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1, 2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016

14      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement between the forbearing bondholders and PREPA was extended to December 15, 2016.

PRASA, meanwhile, announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt. In a July 12, 2016 television interview, the governor indicated that the bill authorizing these transactions was “more likely to be signed” than other bills on his desk.

A number of nationally recognized statistical ratings organizations (NRSROs) issued downgrades on some Puerto Rico bonds. According to reports in The Bond Buyer, both S&P Global Ratings (S&P) and Fitch downgraded Puerto Rico’s G.O. debt to D late in the reporting period. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

In other news, the government and various government officials were named in an assortment of lawsuits filed in June and July 2016. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to

15      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

help pay G.O. debt obligations and support the Commonwealth’s general fund. A third invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

At the end of this reporting period, Puerto Rico’s governor signed a budget for fiscal 2017, which began July 1, 2016. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund’s holdings in municipal bonds issued by utilities represented 9.1% of total assets (9.2% of net assets) at the end of this reporting period. This set of holdings included sewer utilities with 5.3% of total assets (5.4% of net assets), electric utilities with 2.8% of total assets (2.8% of net assets), water utilities with 1.0% of total assets (1.0% of net assets) and gas utilities with 0.1% of total assets (0.1% of net assets) as of July 31,

16      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2016. Our holdings in these sectors include securities issued by PREPA and PRASA.

All of the utility sectors contributed positively to Fund performance this reporting period.

G.O. securities comprised 8.6% of total assets (8.7% of net assets) as of July 31, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various U.S. municipalities and in the Commonwealth of Puerto Rico, and the sector as a whole contributed postively to Fund performance. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

As of July 31, 2016, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 8.5% and 2.2% of the Fund’s total assets (8.6% and 2.2% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities.

The Special Tax sector, which included two securities issued in Puerto Rico, and the Special Assessment sector contributed positively to Fund performance this reporting period.

As of July 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 5.6% of total assets (5.7% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. Holdings in this sector, including two bonds issued in Puerto Rico, contributed positively to the Fund’s performance this reporting period.

The sales tax sector represented 5.4% of the Fund’s total assets (5.5% of net assets) as of July 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue, and more than three-quarters of the assets in this sector were invested in bonds issued in Puerto Rico. This sector contributed positively to Fund performance this reporting period.

The Fund remained invested in the adult living facilities sector, which represented 5.0% of total assets (5.0% of net assets) as of July 31, 2016. These bonds, which finance various projects at senior living centers, tend to perform well in densely populated

17      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

geographies with strong real estate values and in more rural areas with stable home prices. This sector contributed positively to the Fund’s performance.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 3.4% of the Fund’s total assets (3.4% of net assets) as of July 31, 2016. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds in the municipal leases sector are backed by the proceeds of these lease arrangements. Approximately half of the assets in this sector were invested in bonds issued in Puerto Rico, and the sector contributed positively to the Fund’s performance.

U.S. Government obligation bonds constituted 3.2% of the Fund’s total assets (3.2% of net assets) on July 31, 2016. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. While pre-refundings and refundings tend to reduce the total income that can be distributed, the Treasury bonds that are purchased with the proceeds of pre-refundings and refundings are backed by the full faith and credit of the U.S. government. The sector contributed positively to the Fund’s performance this reporting period.

Tax increment financing (TIF) bonds constituted 3.1% of the Fund’s total assets (3.1% of net assets) on July 31, 2016. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. TIFs also contributed positively to the Fund’s performance this reporting period.

Many sectors in which the Fund maintained relatively smaller investments as of July 31, 2016, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors focused on higher education, education, airlines, diversified financial services, multifamily housing and highways/commuter facilities, among others.

The resource recovery; student housing; student loans; and oil, gas and consumable sectors detracted from the Fund’s performance this reporting period. The Fund’s holdings in these sectors are also relatively small.

During this reporting period, the Fund maintained an investment in municipal

18      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and, in aggregate, contributed positively to this Fund’s total return. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities or “junk” bonds.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for

19      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

Scott S. Cottier, CFA
Vice President, Senior Portfolio
Manager and Team Leader

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Troy E. Willis, CFA, J.D.
Vice President, Senior Portfolio
Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

20      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	22.0%

General Obligation	8.6

Special Assessment	8.5

Hospital/Healthcare	5.6

Sales Tax Revenue	5.4

Sewer Utilities	5.3

Adult Living Facilities	5.0

Municipal Leases	3.4

U.S. Government Obligations	3.2

Tax Increment Financing (TIF)	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	1.4%	1.8%	3.2%

AA	12.5	0.3	12.8

A	6.6	0.1	6.7

BBB	10.7	4.2	14.9

BB or lower	34.2	28.2	62.4

Total	65.4%	34.6%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

21      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/16

	Without Sales Charge	With Sales Charge
Class A	6.34%	6.04%

Class B	5.45	N/A

Class C	5.51	N/A

Class Y	6.52	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/16

Class A	5.17%

Class B	4.67

Class C	4.68

Class Y	5.59

TAXABLE EQUIVALENT YIELDS

As of 7/31/16

Class A	9.13%

Class B	8.25

Class C	8.27

Class Y	9.88

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception

Class A (ORNAX)	10/1/93	14.91%	8.49%	2.02%	4.70%

Class B (ORNBX)	10/1/93	14.14	7.67	1.51	4.50

Class C (ORNCX)	8/29/95	14.13	7.68	1.23	4.00

Class Y (ORNYX)	11/29/10	15.10	8.66	N/A	8.71

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception

Class A (ORNAX)	10/1/93	9.45%	7.44%	1.52%	4.48%

Class B (ORNBX)	10/1/93	9.14	7.37	1.51	4.50

Class C (ORNCX)	8/29/95	13.13	7.68	1.23	4.00

Class Y (ORNYX)	11/29/10	15.10	8.66	N/A	8.71

22      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 35-day accrual period ended July 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0337, $0.0337 and $0.0400 respectively, for the 35-day accrual period ended July 26, 2016 and on the corresponding net asset values on that date.

23      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s High Yield Municipal Debt Funds category is based on 162 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

24      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

25      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016

Class A	$1,000.00	$1,085.90	$5.35

Class B	1,000.00	1,083.00	9.31

Class C	1,000.00	1,082.30	9.25

Class Y	1,000.00	1,086.90	4.58

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.74	5.19

Class B	1,000.00	1,015.96	9.01

Class C	1,000.00	1,016.01	8.96

Class Y	1,000.00	1,020.49	4.43

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios

Class A	1.03%

Class B	1.79

Class C	1.78

Class Y	0.88

26      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2016

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—106.7%
Alabama—4.2%
$50,050,000	Jefferson County, AL Sewer	0.000%[1]		10/01/2050	$ 38,698,660
25,000,000	Jefferson County, AL Sewer	7.000		10/01/2051	32,418,250
30,000,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2046	23,474,100
21,895,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2039	17,168,308
20,045,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2046	16,510,064
10,000,000	Jefferson County, AL Sewer	5.500		10/01/2053	11,706,900
50,000,000	Jefferson County, AL Sewer	6.500		10/01/2053	62,897,000
17,500,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2050	14,454,475
12,500,000	Lower AL Gas District	5.000		09/01/2046	17,185,500
					234,513,257

Alaska—0.3%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.120		08/01/2031	536,197
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	5.875		12/01/2027	181,417
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	6.000		12/01/2036	54,975
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.122	[3]	06/01/2046	1,313,813
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.372	[3]	06/01/2046	684,208
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)	7.750		10/01/2041	12,558,483
					15,329,093

Arizona—1.1%
4,208,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,214,312
4,680,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[4]	6.375		01/01/2028	3,041,860
140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[4]	8.500		01/01/2028	83,996
335,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125		07/15/2027	345,750
500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200		07/15/2032	515,275
260,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450		07/15/2021	260,723
810,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625		07/15/2025	811,863
900,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800		07/15/2030	901,872
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900		07/15/2022	1,052,687
3,926,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.750		07/01/2032	3,981,671
199,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.000		07/01/2017	203,983
1,198,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.375		07/01/2022	1,222,643

27      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$1,000,000	Glendale, AZ IDA (Midwestern University Foundation)	5.000%	07/01/2033	$ 1,106,000
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4]	8.500	04/20/2041	746,541
294,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.250	07/01/2024	294,353
435,000	Merrill Ranch, AZ Community Facilities District No. 2	5.250	07/15/2040	493,460
262,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.250	07/01/2024	262,493
641,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.300	07/01/2030	641,936
1,125,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	1,126,271
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	420,172
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	350,010
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,665,312
4,135,000	Phoenix, AZ IDA (Freedom Academy)	5.500	07/01/2046	4,254,253
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,063,650
1,005,000	Pima County, AZ IDA (Christian Senior Living)	5.050	01/01/2037	1,007,442
3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125	07/01/2041	3,145,200
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500	04/01/2041	6,690,864
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,502,400
3,310,000	Pima County, AZ IDA (Paideia Academies)	6.125	07/01/2045	3,523,760
1,025,000	Pima County, AZ IDA (Paideia Academies)	6.000	07/01/2035	1,094,966
250,000	Pima County, AZ IDA (Paradise Education Center)	5.875	06/01/2022	250,480
550,000	Pima County, AZ IDA (Paradise Education Center)	6.000	06/01/2036	550,775
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,968,330
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,607,776
765,000	Pinal County, AZ IDA (San Manuel Facility)	6.250	06/01/2026	817,135
1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	757,506
1,500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	1,501,725
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	265,246
41,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	41,619
1,000,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,016,770
695,000	Tempe, AZ IDA (Tempe Life Care Village)	6.000	12/01/2032	772,117
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)	6.250	12/01/2042	1,725,507
30,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000	01/01/2039	30,023
1,800,000	Verrado, AZ Community Facilities District No. 1	6.000	07/15/2027	2,061,396
610,000	Verrado, AZ Community Facilities District No. 1	6.000	07/15/2033	688,897
675,000	Verrado, AZ Community Facilities District No. 1	5.700	07/15/2029	756,257
				60,837,277

Arkansas—0.1%
5,645,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4]	6.250	02/01/2038	3,357,081
California—13.6%
2,500,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	2,837,800

28      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$750,000	Alhambra, CA (Atherton Baptist Homes)	7.625%		01/01/2040	$ 851,707
3,800,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250		09/01/2040	3,924,222
1,025,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2030	1,058,681
360,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000		09/01/2028	371,873
250,000	Beaumont, CA Financing Authority, Series C	5.000		09/01/2022	258,150
200,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	6.200		05/01/2031	200,474
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)	7.375		09/01/2039	6,026,240
33,920,000	CA County Tobacco Securitization Agency	6.647	[3]	06/01/2046	1,084,422
127,310,000	CA County Tobacco Securitization Agency	5.307	[3]	06/01/2046	18,350,463
107,400,000	CA County Tobacco Securitization Agency	5.502	[3]	06/01/2050	2,236,068
246,760,000	CA County Tobacco Securitization Agency	6.341	[3]	06/01/2055	1,833,427
8,100,000	CA County Tobacco Securitization Agency	8.145	[3]	06/01/2033	3,083,994
215,100,000	CA County Tobacco Securitization Agency	6.998	[3]	06/01/2055	2,497,311
7,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	7,000,210
18,500,000	CA County Tobacco Securitization Agency (TASC)	5.650	[1]	06/01/2041	18,822,270
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.399	[3]	06/01/2046	2,953,740
18,030,000	CA County Tobacco Securitization Agency (TASC)	5.700	[1]	06/01/2046	18,344,623
5,000,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	5,003,000
7,285,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	7,356,174
865,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	871,289
2,630,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	2,649,436
520,920,000	CA County Tobacco Securitization Agency (TASC)	5.559	[3]	06/01/2050	54,832,039
255,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	254,832
4,625,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	4,644,286
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	10,484,716
15,155,000	CA GO	5.000		09/01/2034	18,859,034
52,550,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750		06/01/2047	53,618,342
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	136,433,303
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.043	[3]	06/01/2047	13,525,200
7,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300	[1]	06/01/2037	7,194,600
12,195,000	CA Health Facilities Financing Authority (SHlth / SWBH / EBPC / EMC / MCHlth / MGHosp Obligated Group)	5.250		11/15/2046	12,370,852
7,000,000	CA Health Facilities Financing Authority (SHlth/EMC/ MCHlth/MPHS/PAMFHCR&E/SCHosp/SCVH/SEBH/ SGMF/SHSSR/SMF/SMCCV Obligated Group) Floaters	0.660	[6]	08/15/2042	7,000,000
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/ SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	34,608,530
11,095,000	CA Health Facilities Financing Authority (Sutter Health/ California Pacific Medical Center Obligated Group)[5]	5.000		11/15/2042	11,246,848
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250		07/15/2050	2,052,870
10,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium)[5]	5.000		05/15/2040	11,353,200

29      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$750,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500%		11/01/2039	$ 935,512
370,000	CA Public Works	6.625		11/01/2034	371,436
20,800,000	CA Silicon Valley Tobacco Securitization Authority	8.692	[3]	06/01/2041	4,842,240
13,505,000	CA Silicon Valley Tobacco Securitization Authority	8.998	[3]	06/01/2047	1,823,175
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.146	[3]	06/01/2056	3,175,062
60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.995	[3]	06/01/2036	20,229,248
1,145,000	CA Statewide CDA (Albert Einstein Academy)	6.000		11/01/2032	1,215,933
1,730,000	CA Statewide CDA (Albert Einstein Academy)	6.250		11/01/2042	1,844,664
10,000	CA Statewide CDA (Escrow Term)	6.750		09/01/2037	10,026
2,019,578	CA Statewide CDA (Microgy Holdings)[4]	9.000		12/01/2038	20
4,585,000	CA Statewide CDA (SHlth / SWBH / EMC / MPHS / PAMFHCR&E / SCHosp / SCVH / SEBH / SGMF / SHSSR / SMF Obligated Group)	5.000		08/15/2038	4,789,308
8,015,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	8,262,904
555,300,000	CA Statewide Financing Authority Tobacco Settlement	5.954	[3]	06/01/2055	5,475,258
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	4,573,424
1,010,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	1,018,050
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	101,651
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250		08/01/2033	3,136,700
10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	11,917,842
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625		09/01/2039	1,606,464
820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1	6.625		09/01/2040	849,085
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996	[3]	06/01/2057	8,520,000
377,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.704	[3]	06/01/2057	3,728,837
1,230,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[7]	7.000		09/01/2033	1,233,100
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	1,677,358
1,500,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2035	1,834,155
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	34,367,440
5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,519,300
9,230,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[7]	9.250		08/01/2024	9,297,010
200,000	Maywood, CA Public Financing Authority	7.000		09/01/2038	200,378
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.372	[3]	06/01/2045	3,330,802
10,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	9,999,300
45,000	Placer County, CA Improvement Bond Act 1915	6.500		09/02/2030	45,090
21,711,000	River Rock, CA Entertainment Authority[2]	8.000		11/01/2018	2,246,437

30      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,750,000	Riverside County, CA Redevel. Agency	7.125%		10/01/2042	$ 2,233,070
3,805,000	Sacramento County, CA Airport System	5.250		07/01/2033	4,119,331
100,000	Sacramento County, CA Special Tax Community Facilities District No. 2004-1 (McClellan Park)	6.000		09/01/2031	102,833
2,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000		12/01/2031	2,567,840
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2041	1,274,580
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2041	947,655
21,730,000	San Jose, CA Airport	5.000		03/01/2037	22,258,256
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750		06/01/2026	7,113,840
58,990,000	Silicon Valley CA Tobacco Securitization Authority	8.898	[3]	06/01/2047	8,406,075
143,080,000	Southern CA Tobacco Securitization Authority	7.098	[3]	06/01/2046	3,073,358
195,570,000	Southern CA Tobacco Securitization Authority	6.381	[3]	06/01/2046	20,286,476
41,325,000	Southern CA Tobacco Securitization Authority	6.398	[3]	06/01/2046	951,715
14,735,000	Stockton, CA Unified School District	5.948	[3]	08/01/2041	6,264,880
12,115,000	Stockton, CA Unified School District	5.918	[3]	08/01/2038	5,768,557
17,145,000	Stockton, CA Unified School District	5.948	[3]	08/01/2043	6,792,849
6,245,000	Stockton, CA Unified School District	5.997	[3]	08/01/2037	3,091,462
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.875		06/01/2035	1,469,408
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)	6.000		06/01/2045	1,585,056
4,615,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)	6.000		09/01/2036	4,887,239
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500		09/01/2042	4,509,890
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27	7.000		09/01/2040	7,627,900
					759,603,705

Colorado—2.9%
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250		12/01/2037	417,974
1,188,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	858,663
4,475,000	CO Elbert and Highway 86 Metropolitan District[2]	7.500		12/01/2032	2,236,426
2,241,000	CO Elkhorn Ranch Metropolitan District[2]	6.375		12/01/2035	1,458,846
1,785,000	CO Fossil Ridge Metropolitan District No. 1	7.250		12/01/2040	1,989,311
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[5]	5.000		01/01/2044	16,829,967
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300		07/01/2037	1,030,268
467,000	CO Horse Creek Metropolitan District	5.750		12/01/2036	464,688
500,000	CO Huntington Trails Metropolitan District	6.250		12/01/2036	509,700
1,685,000	CO Huntington Trails Metropolitan District	8.250	[1]	12/01/2037	1,729,012
1,068,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	1,026,369
2,275,000	CO Neu Towne Metropolitan District[2]	7.250		12/01/2034	603,876
745,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	762,344

31      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$1,000,000	CO North Range Metropolitan District No. 2	5.500%		12/15/2037	$ 1,014,900
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	5.993	[3]	12/15/2017	4,623,855
272,000	CO Potomac Farms Metropolitan District	7.625	[1]	12/01/2023	197,341
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,042,118
890,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	897,814
17,025,000	CO Regional Transportation District Floaters	0.610	[6]	06/01/2044	17,025,000
500,000	CO Silver Peaks Metropolitan District[2]	5.750		12/01/2036	334,120
1,720,000	CO Sorrell Ranch Metropolitan District[4]	6.750		12/15/2036	353,942
2,500,000	CO STC Metropolitan District No. 2	6.000		12/01/2038	2,590,375
1,238,000	CO Stoneridge Metropolitan District	5.625		12/01/2036	1,313,048
569,000	CO Table Mountain Metropolitan District	7.750		12/15/2045	586,218
1,615,000	CO Table Mountain Metropolitan District	5.250		12/01/2045	1,670,524
8,000,000	CO Talon Pointe Metropolitan District[4]	8.000		12/01/2039	801,520
785,000	Cundall Farms, CO Metropolitan District	7.750		12/15/2044	789,906
3,415,000	Cundall Farms, CO Metropolitan District	6.875		12/01/2044	3,498,360
35,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.250		10/01/2032	36,734,108
26,350,000	Denver, CO City & County Airport Special Facilities (United Air Lines)	5.750		10/01/2032	27,537,331
600,000	Erie Farm, CO Metropolitan District	7.750		12/15/2045	615,540
2,000,000	Erie Farm, CO Metropolitan District	5.500		12/01/2045	2,069,420
2,065,000	Hawthorn, CO Metropolitan District No. 2	6.375		12/01/2044	2,115,902
950,000	Hawthorn, CO Metropolitan District No. 2	7.750		12/15/2044	975,916
1,195,000	Leyden Rock, CO Metropolitan District No. 10	7.250		12/15/2045	1,191,415
1,000,000	Mountain Shadows, CO Metropolitan District	5.000		12/01/2046	1,040,350
3,945,000	Reserve, CO Metropolitan District No. 2[7]	5.000		12/01/2045	3,954,192
665,000	Reserve, CO Metropolitan District No. 2[7]	5.125		12/01/2045	666,536
735,000	Tabernash Meadows, CO Water & Sanitation District	7.125		12/01/2034	812,168
685,000	Tallyns Reach CO Metropolitan District No. 3	5.125		11/01/2038	748,027
295,000	Tallyns Reach CO Metropolitan District No. 3	5.000		12/01/2033	321,771
750,000	Thompsong Crossing, CO Metropolitan District No. 6	6.000		12/01/2044	780,960
5,409,763	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	5,561,669
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	[1]	12/15/2041	10,234,659
					162,016,449

Connecticut—0.4%
2,350,000	CT H&EFA (ECHNS/MMH/RGH/TcntyHC Obligated Group)	6.000		07/01/2025	2,393,640
7,965,000	CT Special Tax	5.000		08/01/2033	9,785,241
6,000,000	CT Special Tax	5.000		08/01/2032	7,398,780
470,000	Georgetown, CT Special Taxing District[4]	5.125		10/01/2036	185,706
11,377,499	Mashantucket Western Pequot Tribe CT8	4.000		07/01/2031	454,759
					20,218,126

Delaware—0.1%
1,300,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	1,301,261

32      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Delaware (Continued)
$7,330,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450%		07/01/2036	$6,824,377
					8,125,638

District of Columbia—1.8%
10,000,000	District of Columbia (Howard University)	6.250		10/01/2032	10,731,200
25,610,000	District of Columbia (Howard University)	6.500		10/01/2041	27,682,361
2,000,000	District of Columbia Center for Strategic & International Studies	6.625		03/01/2041	2,285,540
3,200,000	District of Columbia Center for Strategic & International Studies	6.375		03/01/2031	3,630,304
32,680,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	33,856,807
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.211	[3]	06/15/2055	7,100,150
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.909	[3]	06/15/2055	14,788,560
					100,074,922

Florida—11.1%
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2046	1,259,980
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2042	1,262,010
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2032	949,867
3,385,000	Amelia Concourse, FL Community Devel. District	6.000		05/01/2047	3,444,813
4,655,000	Amelia Concourse, FL Community Devel. District[4]	5.750		05/01/2038	3,476,307
7,090,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	6,025,933
1,045,000	Avignon Villages, FL Community Devel. District[4]	5.300		05/01/2014	136,153
755,000	Avignon Villages, FL Community Devel. District[4]	5.400		05/01/2037	98,369
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	12,789,769
225,000	Bayshore, FL Hsg. Corp.[4]	8.000		12/01/2016	116,989
2,400,000	Baywinds, FL Community Devel. District[7]	7.020		05/01/2022	2,463,624
7,625,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	7,629,727
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	6.000		10/01/2042	8,554,526
7,725,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.375		05/01/2034	7,732,261
4,835,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.500		05/01/2034	4,840,028
2,655,000	Boynton Village, FL Community Devel. District Special Assessment	6.000		05/01/2038	2,677,036
210,000	Broward County, FL HFA (Single Family)	5.000		10/01/2039	210,082
5,845,000	Buckeye Park, FL Community Devel. District[4]	7.875		05/01/2038	1,750,636
925,000	Carlton Lakes, FL Community Devel. District Special Assessment[7]	5.625		11/01/2036	958,096
2,250,000	Carlton Lakes, FL Community Devel. District Special Assessment	5.750		11/01/2047	2,325,510
25,405,000	CFM, FL Community Devel. District, Series A4	6.250		05/01/2035	10,797,887

33      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$8,235,000	Chapel Creek, FL Community Devel. District Special Assessment[4]	5.500%	05/01/2038	$ 4,900,731
24,013,000	Clearwater Cay, FL Community Devel. District[4]	5.500	05/01/2037	13,201,627
1,690,000	Creekside, FL Community Devel. District[4]	5.200	05/01/2038	675,611
1,255,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	627,437
2,625,000	Crosscreek, FL Community Devel. District[4]	5.500	05/01/2017	1,312,369
55,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	55,089
30,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.650	09/01/2017	30,099
900,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	900,594
7,745,000	Deer Run, FL Community Devel. District Special Assessment[4]	7.625	05/01/2039	5,033,863
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2020	1,163,690
12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	6,249,875
6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	3,358,933
6,045,000	FL Devel. Finance Corp. (Florida Charter Educational Foundation)[7]	5.000	07/15/2046	6,094,690
95,000	FL HFA (Stoddert Arms Apartments)	6.250	09/01/2026	95,167
3,400,000	FL Lake Ashton II Community Devel. District	5.375	05/01/2036	3,199,842
7,660,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[2]	7.375	03/01/2030	823,450
2,985,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	2,985,507
1,715,000	Harbor Bay, FL Community Devel. District	6.750	05/01/2034	1,722,289
15,925,000	Heritage Harbour North, FL Community Devel. District	6.375	05/01/2038	16,344,783
350,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500	05/01/2036	350,140
10,000,000	Highlands County, FL Health Facilities Authority (ABH/ AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	10,241,872
13,500,000	Highlands County, FL Health Facilities Authority (ABH/ AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	13,576,435
3,895,000	Highlands, FL Community Devel. District	5.550	05/01/2036	3,874,668
5,480,000	Indigo, FL Community Devel. District[2]	5.750	05/01/2036	3,340,663
3,730,000	Lakeland, FL Energy System	5.000	10/01/2031	3,757,378
7,875,000	Lakewood Ranch, FL Stewardship District	5.500	05/01/2036	7,884,371
14,930,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)	5.400	05/01/2037	14,958,516
3,800,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	3,812,692
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750	09/01/2028	100,013
1,275,000	Liberty County, FL Revenue (Twin Oaks)[4]	8.250	07/01/2028	189,337
1,180,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	707,658
5,360,000	Magnolia Creek, FL Community Devel. District[4]	5.900	05/01/2039	1,124,582
5,000,000	Magnolia Creek, FL Community Devel. District[4]	5.600	05/01/2014	1,049,050
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[2]	5.350	05/01/2037	1,682,748
2,600,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,642,588
5,455,000	Miami-Dade County, FL School Board	5.000	05/01/2032	6,573,602
4,000,000	Miami-Dade County, FL School Board	5.000	05/01/2031	4,873,160

34      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$50,000,000	Miami-Dade County, FL School Board COP[5]	5.375%	02/01/2034	$55,859,500
10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	11,078,900
10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	11,140,900
58,235,000	Miami-Dade County, FL School Board Floater	0.830 [6]	05/01/2037	58,235,000
12,430,000	Montecito, FL Community Devel. District[4]	5.100	05/01/2013	9,321,133
5,405,000	Montecito, FL Community Devel. District[2]	5.500	05/01/2037	4,053,155
565,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	564,198
10,160,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	10,526,878
3,640,000	Naturewalk, FL Community Devel. District[4]	5.300	05/01/2016	2,001,054
4,345,000	Naturewalk, FL Community Devel. District[2]	5.500	05/01/2038	2,388,620
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	763,882
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[4]	7.000	07/01/2036	1,500,000
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)	7.500	06/01/2049	3,734,460
12,260,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	11,811,407
6,005,000	Palm Glades, FL Community Devel. District Special Assessment	7.125	05/01/2039	6,158,908
1,850,000	Palm River, FL Community Devel. District[4]	5.150	05/01/2013	728,530
1,565,000	Palm River, FL Community Devel. District[4]	5.375	05/01/2036	617,252
1,495,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	1,499,724
5,575,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	4,939,506
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	7.125	09/15/2041	2,506,185
4,500,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	4,673,655
1,805,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	1,828,880
425,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350	07/01/2027	425,285
9,600,000	Portico, FL Community Devel. District	5.450	05/01/2037	9,538,944
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	1,352,040
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[4]	5.600	05/01/2036	1,180,232
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.200	05/01/2017	392,170
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.400	05/01/2038	767,298
2,470,000	Portofino Vista, FL Community Devel. District[4]	5.000	05/01/2013	1,111,327
400,000	Renaissance Commons, FL Community Devel. District, Series A	5.600	05/01/2036	400,168
3,680,000	Reunion East, FL Community Devel. District	6.600	05/01/2036	3,812,738
1,575,000	Reunion East, FL Community Devel. District	6.600	05/01/2033	1,653,073
3,420,000	Reunion East, FL Community Devel. District[2]	5.800	05/01/2036	34
1,425,000	Reunion East, FL Community Devel. District[2]	7.375	05/01/2033	14
140,000	Ridgewood Trails, FL Community Devel. District	5.650	05/01/2038	140,046

35      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$2,365,000	River Bend, FL Community Devel. District[4]	7.125%	11/01/2015	$ 303,642
7,580,000	River Glen, FL Community Devel. District Special Assessment[4]	5.450	05/01/2038	3,789,621
164,621	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	125,499
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500	07/01/2040	2,097,197
4,000,000	Seminole County, FL IDA (Progressive Health)	7.500	03/01/2035	4,030,440
8,750,000	South Bay, FL Community Devel. District[2]	0.000 [1]	05/01/2036	6,854,400
3,240,000	South Bay, FL Community Devel. District[2]	0.000 [1]	05/01/2025	2,544,890
5,110,000	South Bay, FL Community Devel. District[4]	5.950	05/01/2036	254,938
7,435,000	South Bay, FL Community Devel. District	5.950	05/01/2036	7,570,540
7,035,000	South Bay, FL Community Devel. District	5.125	05/01/2020	6,975,273
3,750,000	South Fork East, FL Community Devel. District	6.500 [1]	05/01/2038	3,804,488
2,325,000	St. Johns County, FL IDA (Glenmoor)[4]	0.000 [6]	01/01/2049	1,580,953
860,333	St. Johns County, FL IDA (Glenmoor)[2]	2.500	01/01/2049	9
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000	08/01/2045	4,041,450
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	5.875	08/01/2040	4,018,840
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	953,760
19,075,000	Tern Bay, FL Community Devel. District[4]	5.375	05/01/2037	4,649,341
16,765,000	Tern Bay, FL Community Devel. District[4]	5.000	05/01/2015	4,083,619
2,415,000	Town Center, FL at Palm Coast Community Devel. District	6.000	05/01/2036	2,415,072
4,950,000	Treeline, FL Preservation Community Devel. District[2]	6.800	05/01/2039	1,979,555
4,100,000	University of North Florida Financing Corp.	5.000	11/01/2025	4,316,152
7,805,000	Verandah East, FL Community Devel. District	5.400	05/01/2037	7,805,156
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.550	05/01/2039	695,560
640,000	Villages of Glen Creek FL Community Devel. District Community Devel. District[7]	4.750	05/01/2026	641,478
1,080,000	Villages of Glen Creek FL Community Devel. District Community Devel. District[7]	5.250	05/01/2036	1,082,354
3,515,000	Villages of Glen Creek FL Community Devel. District Community Devel. District[7]	5.375	05/01/2046	3,522,628
1,815,000	Villages of Glen Creek FL Community Devel. District Community Devel. District[7]	5.375	05/01/2046	1,818,939
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.125	05/01/2013	2,636,561
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.500	05/01/2037	2,009,665
3,190,000	Waterlefe, FL Community Devel. District Golf Course[4]	8.125	10/01/2025	956,777
133,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	133,094
5,490,000	Waters Edge, FL Community Devel. District	6.600 [1]	05/01/2039	5,490,275
14,800,000	Waterstone, FL Community Devel. District[4]	5.500	05/01/2018	7,400,000
18,550,000	West Villages, FL Improvement District[4]	5.800	05/01/2036	11,125,734
1,215,000	West Villages, FL Improvement District[4]	5.350	05/01/2015	728,721
18,800,000	West Villages, FL Improvement District	5.500	05/01/2038	18,870,124
14,925,000	Westridge, FL Community Devel. District[4]	5.800	05/01/2037	8,207,855
11,045,000	Westside, FL Community Devel. District[2]	5.650	05/01/2037	6,626,448

36      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$16,175,000	Westside, FL Community Devel. District[2]	7.200%	05/01/2038	$ 9,704,191
4,340,000	Wyld Palms, FL Community Devel. District[4]	5.500	05/01/2038	1,083,958
7,420,000	Wyld Palms, FL Community Devel. District[4]	5.400	05/01/2015	1,853,219
2,665,000	Zephyr Ridge, FL Community Devel. District[4]	5.625	05/01/2037	1,332,367
3,830,000	Zephyr Ridge, FL Community Devel. District[4]	5.250	05/01/2013	1,914,809
				617,749,410

Georgia—1.4%
710,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	806,574
3,800,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	4,340,284
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[4]	6.250	11/01/2043	5,311,650
1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[4]	6.000	11/01/2032	689,890
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[4]	5.750	11/01/2025	717,385
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[5]	5.000	06/15/2029	35,102,720
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[5]	5.250	06/15/2037	15,073,034
2,260,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)	5.125	03/15/2031	2,386,018
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.246 [3]	06/01/2024	1,489,725
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.748 [3]	06/01/2034	1,297,912
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)	0.000 [1]	06/01/2049	5,610,150
5,520,000	Gainesville & Hall County, GA Hospital (Northeast Georgia Health System) Floaters	0.570 [6]	08/15/2049	5,520,000
2,000,000	Marietta, GA Devel. Authority (University Facilities)	7.000	06/15/2039	2,106,260
				80,451,602

Hawaii—0.1%
405,000	HI Dept. of Transportation (Continental Airlines)	5.625	11/15/2027	406,632
275,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.375	07/01/2032	275,709
2,020,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.300	07/01/2022	2,026,545
				2,708,886

Idaho—0.0%
1,400,000	Nampa, ID Local Improvement District No. 148[7]	6.625	09/01/2030	1,431,906
Illinois—6.8%
500,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	501,100
3,000,000	Carol Stream, IL Park District	5.000	01/01/2037	3,510,690
30,685,000	Caseyville, IL Tax (Forest Lakes)[2]	7.000	12/30/2022	1,420,409
5,000,000	Chicago, IL Board of Education	7.000	12/01/2044	5,301,600
1,100,000	Chicago, IL Board of Education	5.000	12/01/2042	1,012,407
20,000,000	Chicago, IL GO	5.250	01/01/2033	20,416,600
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)	6.125	02/20/2042	35,153
10,032,000	Cortland, IL Special Tax (Sheaffer System)[2]	5.500	03/01/2017	2,003,792

37      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$1,120,000	Country Club Hills, IL GO	5.000%	12/01/2030	$ 1,137,842
1,175,000	Country Club Hills, IL GO	5.000	12/01/2031	1,193,718
2,425,000	Country Club Hills, IL GO	5.000	12/01/2032	2,462,345
1,060,000	Country Club Hills, IL GO	5.000	12/01/2029	1,077,204
915,000	Country Club Hills, IL GO	5.000	12/01/2026	931,653
965,000	Country Club Hills, IL GO	5.000	12/01/2027	980,691
1,010,000	Country Club Hills, IL GO	5.000	12/01/2028	1,026,665
644,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000	10/01/2042	660,351
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	1,001,150
1,585,000	Franklin Park, IL GO	6.250	07/01/2030	1,931,655
2,249,148	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	2,056,936
1,800,000	Harvey, IL GO2	5.625	12/01/2032	989,964
6,165,000	Harvey, IL GO	5.500	12/01/2027	3,390,688
10,365,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)	6.500	12/01/2037	10,715,544
9,425,000	IL Finance Authority (Advocate Health Care)[5]	5.500	04/01/2044	10,352,408
5,820,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	6,387,231
5,180,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	5,664,149
10,575,000	IL Finance Authority (Advocate Health Care)[5]	5.500	04/01/2044	11,673,992
21,765,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	23,908,568
19,410,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	21,201,938
365,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group)	5.375	04/01/2044	400,894
320,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group)	5.375	04/01/2044	359,942
3,195,000	IL Finance Authority (Bethel Terrace Apartments)	5.375	09/01/2035	3,197,939
145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)	4.625	07/01/2027	130,208
5,000,000	IL Finance Authority (CDHS/CDHA)[5]	5.375	11/01/2039	5,686,800
12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500	11/01/2039	14,305,750
5,610,000	IL Finance Authority (DeKalb Supportive Living)	6.100	12/01/2041	5,772,409
2,030,000	IL Finance Authority (Friendship Village Schaumburg)	5.625	02/15/2037	2,031,198
1,000,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	1,117,720
1,060,000	IL Finance Authority (LSS/LSSSEF/HHFdn/LHV/LHVF/ LRCA/MVA/PG/CCLHA Obligated Group	5.125	02/01/2026	1,081,878
850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	851,547
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,502,085
11,155,000	IL Finance Authority (Provena Health)	7.750	08/15/2034	13,397,824
1,310,000	IL Finance Authority (Rogers Park Montessori School)	6.125	02/01/2045	1,424,324
575,000	IL Finance Authority (Rogers Park Montessori School)	6.000	02/01/2034	626,750
11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,661,148
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,753,485
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,735,151
4,400,000	IL Finance Authority (Villa St. Benedict)	6.375	11/15/2043	4,628,052
4,300,000	IL Finance Authority (Villa St. Benedict)	6.125	11/15/2035	4,525,062

38      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$3,605,000	IL GO	5.000%	03/01/2034	$ 3,621,403
7,000,000	IL GO	5.000	11/01/2026	7,056,770
11,000,000	IL GO	5.000	11/01/2029	11,089,210
5,715,000	IL GO Floaters	0.710 [6]	05/01/2033	5,715,000
16,500,000	IL GO Floaters	0.690 [6]	03/01/2033	16,500,000
31,740,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition) Floater	0.790 [6]	06/15/2050	31,740,000
7,140,000	Lake County, IL Special Service Area No. 8[4]	7.125	03/01/2037	2,997,872
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[2]	7.125	01/01/2036	6,067,030
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	6.125	03/01/2040	719,480
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	5.750	03/01/2022	530,616
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[4]	5.750	03/01/2022	347,226
5,000,000	Northern IL Municipal Power Agency (Prarie Street)	5.000	01/01/2037	5,270,750
3,491,000	Plano, IL Special Service Area No. 5[4]	6.000	03/01/2036	2,108,564
4,440,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)	6.000	12/01/2041	4,543,008
5,615,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[7]	6.375	08/01/2040	4,566,736
162	Robbins, IL Res Rec (Robbins Res Rec Partners)	7.250	10/15/2024	177
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,597,175
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,470,180
12,190,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	10,481,571
4,530,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	4,294,848
10,930,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250	12/01/2019	11,081,708
12,795,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500	12/01/2032	13,576,391
7,810,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)	6.100	12/01/2041	8,036,099
1,900,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)	7.000	12/01/2042	1,989,585
				381,538,008

Indiana—1.3%
1,140,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[4]	9.000	12/01/2045	570,011
955,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[2]	8.000	12/01/2045	477,510
4,300,000	Carmel, IN Redevel. District COP	6.500	07/15/2035	5,299,750
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375	08/01/2029	5,820,383
10,600,000	IN Devel. Finance Authority (Duke Energy Indiana)	0.610 [6]	12/01/2038	10,600,000
2,850,000	IN Finance Authority (BHI Senior Living)	5.750	11/15/2041	3,243,613
1,675,000	IN Finance Authority (BHI Senior Living)	5.500	11/15/2031	1,902,649
11,505,000	IN Finance Authority (Marian University)	6.375	09/15/2041	13,160,800

39      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$925,000	IN Finance Authority Educational Facilities (Irvington Community)	9.000%	07/01/2039	$ 938,570
6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)	5.750	01/01/2036	6,404,529
4,965,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)	5.750	04/01/2036	5,097,913
7,648,049	North Manchester, IN Economic Devel. (Peabody Retirement Community)[2]	1.000	12/01/2045	878,761
9,119,085	North Manchester, IN Economic Devel. (Peabody Retirement Community)	6.050 [6]	12/01/2045	8,880,256
5,645,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500	07/01/2022	6,195,613
3,685,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2029	3,726,051
				73,196,409
Iowa—0.6%
940,000	IA Finance Authority (Amity Fellowserve)	6.375	10/01/2026	950,951
2,190,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	2,215,338
660,000	IA Finance Authority (Amity Fellowserve)	6.000	10/01/2028	660,376
70,000	IA Finance Authority (Amity Fellowserve)	5.900	10/01/2016	70,201
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[2]	5.900	12/01/2028	127,542
895,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	866,360
360,990,000	IA Tobacco Settlement Authority	7.119 [3]	06/01/2046	9,977,764
15,230,000	IA Tobacco Settlement Authority	5.500	06/01/2042	15,230,914
3,460,000	IA Tobacco Settlement Authority (TASC)	6.500	06/01/2023	3,494,600
				33,594,046
Kansas—0.0%
605,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)	7.950	10/15/2035	605,956
15,000	Olathe, KS Senior Living Facility (Catholic Care Campus)	6.000	11/15/2038	15,065
3,609,549	Olathe, KS Tax Increment (Gateway)[2]	5.000	03/01/2026	1,442,989
				2,064,010
Kentucky—0.6%
1,980,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)	6.750	03/01/2029	1,984,435
14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375	08/15/2024	15,174,320
1,000,000	KY EDFA (Masonic Home Independent Living II)	7.375	05/15/2046	1,179,270
1,250,000	KY EDFA (Masonic Home Independent Living II)	7.250	05/15/2041	1,467,812
7,750,000	KY Municipal Power Agency	5.000	09/01/2035	9,261,948
5,000,000	KY Municipal Power Agency	5.000	09/01/2036	5,956,000
				35,023,785
Louisiana—0.5%
12,270,000	East Baton Rouge Parish, LA Sewer	5.000	02/01/2039	14,753,080
1,200,000	Juban Park, LA Community Devel. District Special Assessment[4]	5.150	10/01/2014	241,044
11,415,000	LA HFA (La Chateau)	7.250	09/01/2039	11,987,805
5,350,000	LA Public Facilities Authority (Progressive Healthcare)[2]	6.375	10/01/2028	1,604,947

40      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Louisiana (Continued)
$555,000	LA Public Facilities Authority (Progressive Healthcare)[4]	6.375%	10/01/2020	$ 166,494
				28,753,370
Maine—0.3%
2,000,000	ME H&HEFA (Maine General Medical Center)	6.750	07/01/2041	2,291,500
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625	07/01/2020	4,822,224
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875	10/01/2026	12,321,542
				19,435,266
Maryland—0.0%
105,000	Baltimore, MD Convention Center Hotel	5.250	09/01/2039	105,397
6,861,636	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[2]	3.787 [3]	01/01/2037	769,327
				874,724

Massachusetts—1.1%
6,905,000	MA Devel. Finance Agency (Lasell College)	6.000	07/01/2041	8,031,482
2,057,748	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2039	2,173,249
1,600,702	MA Devel. Finance Agency (Linden Ponds)	0.000 [3]	11/15/2056	8,916
6,062,305	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2046	6,377,181
321,825	MA Devel. Finance Agency (Linden Ponds)	5.500	11/15/2046	314,420
685,000	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2018	714,441
1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200	11/01/2041	1,008,230
9,315,000	MA Educational Financing Authority, Series H	6.350	01/01/2030	9,792,766
9,980,000	MA HFA, Series A5	5.300	06/01/2049	10,237,550
8,015,000	MA HFA, Series C5	5.400	12/01/2049	8,123,601
14,660,000	MA HFA, Series C5	5.350	12/01/2042	15,567,894
220,000	MA Industrial Finance Agency (Cambridge Friends School)	5.800	09/01/2028	220,266
50,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	50,207
				62,620,203
Michigan—1.8%
4,140,000	Charyl Stockwell Academy, MI Public School Academy	5.750	10/01/2045	4,275,792
2,740,000	Charyl Stockwell Academy, MI Public School Academy	5.500	10/01/2035	2,815,980
10,100,000	Detroit, MI City School District[5]	6.000	05/01/2029	13,017,688
206,150	Detroit, MI GO	5.250	04/01/2022	207,603
906,750	Detroit, MI GO	5.000	04/01/2021	909,688
803,643	Detroit, MI GO	5.000	04/01/2020	806,287
54,250	Detroit, MI GO	5.250	04/01/2017	54,456
350,300	Detroit, MI GO	5.250	04/01/2020	351,523
155,000	Detroit, MI GO	5.250	04/01/2020	156,119
250,000	Detroit, MI GO	5.250	11/01/2035	274,717
15,500	Detroit, MI GO	5.250	04/01/2023	15,552
342,550	Detroit, MI GO	5.250	04/01/2021	343,746
1,355,000	Detroit, MI Local Devel. Finance Authority	6.850	05/01/2021	1,356,640
1,845,000	Detroit, MI Local Devel. Finance Authority	6.700	05/01/2021	1,846,863
700,000	Detroit, MI Water Supply System	5.000	07/01/2033	714,462
13,950,000	Detroit, MI Water Supply System	5.000	07/01/2033	14,233,604
420,000	Macomb, MI Public Academy	6.750	05/01/2037	420,542

41      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Michigan (Continued)
$4,943,250	MI Finance Authority (City of Detroit)	5.000%	04/01/2021	$ 4,959,266
1,123,850	MI Finance Authority (City of Detroit)	5.250	04/01/2022	1,127,682
295,750	MI Finance Authority (City of Detroit)	5.250	04/01/2017	296,871
1,909,700	MI Finance Authority (City of Detroit)	5.250	04/01/2020	1,916,365
845,000	MI Finance Authority (City of Detroit)	5.250	04/01/2020	847,949
1,867,450	MI Finance Authority (City of Detroit)	5.250	04/01/2021	1,873,967
84,500	MI Finance Authority (City of Detroit)	5.250	04/01/2023	84,608
1,400,000	MI Finance Authority (Old Redford Public School Academy)	5.900	12/01/2030	1,443,316
765,000	MI Public Educational Facilities Authority (American Montessori)	6.500	12/01/2037	784,202
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000	12/01/2035	1,400,742
1,194,375	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875	08/31/2028	1,232,069
2,750,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500	01/01/2021	2,749,973
344,990,000	MI Tobacco Settlement Finance Authority	6.325 [3]	06/01/2052	6,261,569
3,048,780,000	MI Tobacco Settlement Finance Authority	7.965 [3]	06/01/2058	16,310,973
1,625,000	Pontiac, MI City School District	4.500	05/01/2020	1,494,041
13,830,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000	12/01/2029	13,868,724
				98,453,579
Minnesota—0.4%
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850	12/01/2029	6,406,182
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	5,341,282
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400	04/01/2028	730,255
1,555,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	1,556,788
1,641,543	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)	5.630	10/01/2033	1,662,998
2,565,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	2,568,642
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	5.750	09/01/2026	400,612
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	6.000	09/01/2036	651,034
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500	09/01/2043	2,445,674
560,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)	6.000	02/01/2019	557,284
				22,320,751
Mississippi—0.6%
2,235,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	2,525,036
3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)[2]	8.000	01/01/2023	2,518,412

42      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Mississippi (Continued)
$10,600,000	MS Business Finance Corp. (Mississippi Power Company)	0.570%[6]		07/01/2025	$ 10,600,000
13,520,000	MS Business Finance Corp. (Mississippi Power Company)	0.570	[6]	05/01/2028	13,520,000
1,755,000	Ridgeland, MS Tax Increment (Colony Park)	5.375		10/01/2028	1,878,640
1,395,000	Ridgeland, MS Tax Increment (Colony Park)	5.250		10/01/2027	1,491,213
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[4]	7.500		10/01/2042	2,293,462
					34,826,763
Missouri—1.3%
4,900,000	Branson, MO Commerce Park Community Improvement District[2]	5.750		06/01/2026	1,223,677
2,480,000	Branson, MO IDA (Branson Hills Redevel.)	5.750		05/01/2026	2,512,364
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050		05/01/2027	13,022,620
880,000	Branson, MO IDA (Branson Landing)	5.250		06/01/2021	880,880
2,470,000	Branson, MO IDA (Branson Landing)	5.500		06/01/2029	2,471,136
20,400,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950		11/01/2029	20,507,712
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125		12/01/2036	459,163
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625		04/01/2027	2,215,198
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500		04/01/2021	1,002,253
1,185,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000		11/01/2023	1,184,917
740,000	Kansas City, MO IDA (Sales Tax)	5.000		04/01/2046	739,948
1,000,000	Kansas City, MO IDA (Sales Tax)	5.000		04/01/2036	1,019,220
1,191,000	Kansas City, MO IDA (West Paseo)	6.750		07/01/2036	1,192,822
1,000,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500		06/01/2025	1,001,360
1,200,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500		03/01/2021	767,928
750,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750		03/01/2029	463,853
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)	6.000		05/01/2042	2,917,768
2,310,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875		10/01/2029	2,365,717
3,825,000	MO Dardenne Town Square Transportation Devel. District[2]	5.000		05/01/2036	1,376,541
3,020,000	MO Dardenne Town Square Transportation Devel. District[2]	5.000		05/01/2026	1,086,838
400,000	MO Grindstone Plaza Transportation Devel. District	5.400		10/01/2026	392,308
115,000	MO Grindstone Plaza Transportation Devel. District	5.550		10/01/2036	108,367
220,000	MO Grindstone Plaza Transportation Devel. District	5.250		10/01/2021	219,974
700,000	Northwoods, MO Transportation Devel. District	5.850		02/01/2031	686,602
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[4]	8.000		04/27/2033	1,601,214
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	1,671,818
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,418,369
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[2]	6.000		08/21/2026	663,867
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300		04/01/2027	1,587,564

43      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500%	01/20/2028	$ 1,104,203
2,367,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	2,038,318
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	752,897
975,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.750	04/01/2027	297,102
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.700	04/01/2022	568,359
150,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500	10/01/2029	157,962
				71,680,839
Montana—0.0%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[2]	6.250 [1]	09/01/2031	1,186,169
Nebraska—0.6%
770,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625	12/01/2021	760,752
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750	11/01/2048	22,291,779
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600	09/15/2029	2,366,952
5,715,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750	10/01/2020	5,735,117
				31,154,600
Nevada—0.1%
750,000	Clark County, NV Improvement District[7]	5.050	02/01/2031	751,095
975,000	Clark County, NV Improvement District[7]	5.000	02/01/2026	976,921
385,000	Mesquite, NV Special Improvement District (Canyon Creek)[7]	5.500	08/01/2025	368,479
110,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.400	08/01/2020	108,768
1,525,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[7]	6.150	08/01/2037	1,541,897
				3,747,160
New Hampshire—0.1%
1,420,000	NH Business Finance Authority (Huggins Hospital)	6.875	10/01/2039	1,529,425
4,620,000	NH H&EFA (Franklin Pierce College)	6.050	10/01/2034	4,619,446
515,000	NH HE&HFA (Franklin Pierce College)	5.300	10/01/2028	490,537
				6,639,408
New Jersey—5.0%
3,583,000	Newark, NJ GO	5.000	07/15/2029	4,001,638
140,000	NJ EDA (Continental Airlines)	4.875	09/15/2019	149,157
3,750,000	NJ EDA (Continental Airlines)	5.625	11/15/2030	4,371,975
750,000	NJ EDA (Leap Academy Charter School)	6.200	10/01/2044	783,615
500,000	NJ EDA (Leap Academy Charter School)	6.300	10/01/2049	524,140
565,000	NJ EDA (Leap Academy Charter School)	6.000	10/01/2034	591,668

44      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$1,000,000	NJ EDA (Paterson Charter School Science & Technology)	6.100%	07/01/2044	$ 1,038,990
480,000	NJ Educational Facilities Authority (Georgian Court University)	5.000	07/01/2033	495,662
79,555,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2041	78,712,513
129,805,000	NJ Tobacco Settlement Financing Corp.	4.750	06/01/2034	127,347,791
61,680,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2029	62,347,378
210,000	Weehawken Township, NJ GO	6.000	08/01/2022	244,117
210,000	Weehawken Township, NJ GO	6.000	08/01/2021	245,517
				280,854,161
New Mexico—0.2%
615,000	Boulders, NM Pubic Improvement District	5.750	10/01/2044	648,204
415,000	Mariposa East, NM Public Improvement District	5.900 [1]	09/01/2032	397,690
560,000	Mariposa East, NM Public Improvement District	5.900	09/01/2032	505,545
480,000	Mariposa East, NM Public Improvement District	0.000 [3]	09/01/2032	57,432
85,000	Mariposa East, NM Public Improvement District	5.900	09/01/2032	88,404
875,000	Montecito Estates, NM Public Improvement District	7.000	10/01/2037	893,874
1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,908,984
4,410,000	Saltillo, NM Improvement District	7.625	10/01/2037	4,606,510
				9,106,643
New York—5.5%
15,015,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750 [6]	11/01/2046	16,312,747
14,980,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750 [6]	11/01/2046	16,267,980
10,000,000	Brookhaven, NY IDA (BK at Lake Grove)	7.750 [6]	11/01/2046	10,859,800
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.630 [3]	06/01/2055	157,884
1,500,000	Islip, NY IDA (Engel Burman at Sayville)	7.750 [6]	11/01/2045	1,807,410
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000	06/01/2030	1,186,630
187,500	Nassau County, NY IDA (Amsterdam at Harborside)	5.875	01/01/2023	187,584
2,100,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700	01/01/2049	2,118,816
837,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.500	01/01/2032	853,078
1,780,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700	01/01/2049	1,797,177
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[4]	2.000	01/01/2049	366,500
3,078,706	Nassau County, NY IDA (Amsterdam at Harborside)	5.500	07/01/2020	3,104,444
412,100,000	NY Counties Tobacco Trust V	7.146 [3]	06/01/2060	1,772,030
413,400,000	NY Counties Tobacco Trust V	6.730 [3]	06/01/2060	1,732,146
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,9]	5.125	01/15/2044	42,407,086
4,060,000	NY MTA, Series C-1	5.000	11/15/2032	5,089,210
5,410,000	NY MTA, Series C-1	5.000	11/15/2031	6,809,838
900,000	NY MTA, Series D	5.250	11/15/2029	1,117,251
560,000	NY MTA, Series D	5.250	11/15/2028	701,831
485,000	NY MTA, Series D	5.250	11/15/2027	610,596
900,000	NY MTA, Series D	5.250	11/15/2032	1,114,110
900,000	NY MTA, Series D	5.250	11/15/2033	1,114,812
900,000	NY MTA, Series D	5.250	11/15/2030	1,115,505
900,000	NY MTA, Series D	5.250	11/15/2031	1,130,940
5,945,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750	10/01/2036	5,208,593
7,100,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650	10/01/2028	6,255,171

45      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$8,630,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200%	10/01/2022	$ 8,499,083
2,985,000	NYC Municipal Water Finance Authority[5]	5.750	06/15/2040	3,268,050
9,970,000	NYC Municipal Water Finance Authority[5]	5.750	06/15/2040	10,940,863
10,000,000	NYS DA (Sales Tax)	5.000	03/15/2035	12,444,200
19,500,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	22,018,815
14,075,000	NYS DA (State Personal Income Tax Authority)	5.000	02/15/2036	17,104,925
14,870,000	NYS DA (State Personal Income Tax Authority)	5.000	03/15/2036	18,268,241
5,000,000	NYS DA (State Personal Income Tax Authority)	5.250	03/15/2033	6,354,250
21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750	11/15/2051	26,338,598
3,000,000	NYS Thruway Authority	5.000	01/01/2036	3,651,390
7,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.250	01/01/2050	8,135,190
2,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.000	07/01/2034	2,915,350
5,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.000	07/01/2041	5,749,800
15,000,000	NYS Transportation Devel. Corp. (American Airlines/JFK International Airport)	5.000	08/01/2031	16,465,200
200,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	203,994
2,200,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019	2,200,814
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	8,501,048
2,240,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200	03/01/2020	2,241,187
				306,500,167
North Carolina—0.1%
1,500,000	NC Medical Care Commission (AHACHC)	5.800	10/01/2034	1,504,350
1,650,000	NC Medical Care Commission (Whitestone)	7.750	03/01/2031	1,914,858
				3,419,208
Ohio—9.5%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[5]	5.000	06/01/2038	11,121,694
77,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250 [1]	06/01/2037	78,725,552
144,205,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2047	144,130,014
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	17,914,286
2,295,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.529 [3]	06/01/2052	24,467,898
56,995,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500	06/01/2047	58,281,947
35,200,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	35,203,520
12,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	11,965,864
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000	06/01/2042	12,939,976
24,655,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	24,544,053

46      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000%	07/01/2043	$ 5,859,058
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000	11/01/2038	4,637,761
1,305,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)	5.500	09/01/2050	1,362,785
2,075,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)	5.250	09/01/2040	2,164,785
645,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)	5.375	09/01/2045	674,206
240,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000	05/15/2035	247,637
31,800,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/ HMCG/HMCJ Obligated Group)	8.000	07/01/2042	38,530,788
7,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	7,559,100
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)	6.250	12/01/2034	1,733,939
20,000	Lake County, OH Hospital Facilities (Lake Hospital System)	5.750	08/15/2038	21,794
105,000	Lake County, OH Hospital Facilities (Lake Hospital System)	5.750	08/15/2038	116,080
495,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000	11/15/2025	495,114
10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750	11/15/2023	11,865,900
18,700,000	OH Higher Education Facility Commission (Hiram College)	6.000	10/01/2041	19,570,485
2,235,822	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[4,10]	10.820	08/01/2034	22
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[4,10]	7.250	08/01/2034	163
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	2,374,525
1,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,454,715
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.750	12/01/2032	4,730,949
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	1,367,679
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	3,602,859
				527,665,148
Oklahoma—0.2%
5,000,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	4,852,900
4,780,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	4,869,673
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)	6.500	09/01/2026	100,367
				9,822,940
Oregon—0.0%
725,000	OR Facilities Authority (Concordia University)[7]	6.125	09/01/2030	780,666

47      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Oregon (Continued)
$1,640,000	OR Facilities Authority (Personalized Learning- Redmond Proficiency Academy)	5.750%	06/15/2046	$ 1,718,277
5,000	OR GO (Elderly & Disabled Hsg.)	5.300	08/01/2032	5,012
				2,503,955
Other Territory—0.3%
14,765,000	Public Hsg. Capital Fund Multi-State Revenue Trust I SPEARS	0.990 [6]	12/01/2029	14,765,000
Pennsylvania—1.0%
500,000	Luzerne County, PA IDA	7.750	12/15/2027	539,565
705,000	Luzerne County, PA IDA	7.500	12/15/2019	745,573
583,316	Northampton County, PA IDA (Northampton Generating)[2]	5.000	12/31/2023	260,357
8,238,655	Northampton County, PA IDA (Northampton Generating)[2]	5.000	12/31/2023	3,734,912
24,937,498	PA EDFA (Bionol Clearfield)4	8.500	07/01/2015	1,044,881
11,500,000	PA Geisinger Authority Health System, Series A5	5.250	06/01/2039	12,704,050
4,000,000	PA HEFA (Shippensburg University)	6.250	10/01/2043	4,621,320
3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2030	3,254,460
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125	03/15/2043	1,716,735
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500	06/15/2032	2,150,240
1,030,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500	06/15/2022	1,124,811
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2036	3,783,088
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625	07/01/2042	5,907,615
5,770,000	Westmoreland County, PA Municipal Authority Floaters	0.590 [6]	08/15/2037	5,770,000
5,775,000	York, PA GO	7.250	11/15/2041	6,598,169
				53,955,776
Rhode Island—0.5%
44,240,000	Central Falls, RI Detention Facility[4]	7.250	07/15/2035	10,983,907
7,500,000	RI Health & Educational Building Corp. (Public Schools Financing Program)	6.000	05/15/2029	8,292,825
9,070,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200	10/01/2047	9,096,953
28,225,000	RI Tobacco Settlement Financing Corp. (TASC)	6.121 [3]	06/01/2052	1,335,325
				29,709,010
South Carolina—0.7%
5,760,000	Greenville County, SC School District	5.000	12/01/2024	5,847,379
6,648,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750	11/01/2039	6,918,973
13,871,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	13,881,542

48      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
South Carolina (Continued)
$7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	2.882% [3]	01/01/2020	$ 5,916,168
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.618 [3]	01/01/2024	4,811,595
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.295 [3]	01/01/2026	100,008
				37,475,665
South Dakota—0.0%
1,425,000	Turner County, SD Tax Increment	5.000	12/15/2026	1,425,727
Tennessee—0.3%
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[2]	6.125	12/01/2016	31,886
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500	09/01/2047	9,600,210
6,425,000	Shelby County, TN HE&HFB (Trezevant Manor)[7]	8.000	09/01/2044	7,196,964
				16,829,060
Texas—10.5%
2,040,000	Anson, TX Education Facilities Corp. (Arlington Classics Academy)	5.000	08/15/2045	2,119,988
700,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)	7.250	09/01/2045	731,549
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750	12/01/2028	227,969
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	6.300 [6]	07/01/2032	39,771
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[4]	6.750	10/01/2038	193,683
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	5.000	03/01/2041	700,702
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	5.400	05/01/2029	228,960
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	7.700	03/01/2032	169,600
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[4]	7.700	04/01/2033	442,995
15,620,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)	7.000	11/01/2039	17,207,773
1,100,000	Celina, TX Special Assessment	5.875	09/01/2040	1,126,719
1,895,000	Celina, TX Special Assessment	6.250	09/01/2045	2,005,137
4,020,000	Celina, TX Special Assessment	7.500	09/01/2045	4,242,507
400,000	Celina, TX Special Assessment	5.500	09/01/2032	409,848
700,000	Celina, TX Special Assessment	5.375	09/01/2028	717,311
1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250	09/01/2045	1,050,720
2,375,000	Central TX Regional Mobility Authority	5.000	01/01/2040	2,846,390
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)	5.750	08/15/2041	850,560
1,250,000	Crane, TX Independent School District	5.000	02/15/2030	1,254,637
21,850,000	Donna, TX GO	6.250	02/15/2037	23,431,066
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.500	09/01/2036	1,606,545
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.750	09/01/2043	2,133,940

49      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.125%	09/01/2028	$ 1,609,605
3,700,000	Galveston, TX Special Assessment	6.000	09/01/2038	3,789,947
2,400,000	Galveston, TX Special Assessment	5.625	09/01/2028	2,459,040
3,500,000	Galveston, TX Special Assessment	6.125	09/01/2044	3,584,735
10,000,000	Grand Parkway, TX Transportation Corp.[5]	5.000	04/01/2053	11,703,400
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[4]	7.000	12/01/2036	112
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000	04/01/2028	20,047
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)	7.000	08/15/2028	3,514,154
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)	5.750	11/01/2036	2,767,903
555,000	Houston, TX Airport System	5.000	07/01/2026	634,076
1,210,000	Houston, TX Airport System	5.000	07/01/2025	1,389,455
2,000,000	Houston, TX Airport System	5.000	07/01/2024	2,306,780
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	550,001
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	461,958
500,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	546,750
750,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	818,055
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.875	09/01/2044	617,304
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)	5.750	09/01/2038	617,370
475,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[7]	5.375	09/01/2028	488,918
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.500	09/15/2040	412,052
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.375	09/15/2035	463,617
490,000	Midlothian, TX Devel. Authority Tax Increment	5.125	11/15/2026	491,921
18,550,000	Mission, TX EDC (Natgasoline)	5.750	10/01/2031	19,829,208
13,000,000	Mission, TX EDC (Natgasoline)	5.750	10/01/2031	13,877,500
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2051	2,024,400
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2046	2,036,160
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2031	421,173
1,250,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)	5.000	04/01/2048	1,435,963
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500	01/01/2049	1,409,447

50      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875%	04/01/2036	$ 924,149
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000	04/01/2045	2,305,154
1,475,000	Newark, TX Higher Education Finance Corp. (A+ Charter Schools)	5.750	08/15/2045	1,554,665
1,600,000	North Central TX HFC (Village Kaufman Apartments)	6.150 [6]	01/01/2043	1,724,112
38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750	08/15/2039	43,226,900
3,200,000	North Harris County, TX Regional Water Authority[7]	5.000	12/15/2031	4,008,640
5,320,000	North Harris County, TX Regional Water Authority[7]	5.000	12/15/2030	6,692,241
3,260,000	North Harris County, TX Regional Water Authority[7]	5.000	12/15/2029	4,115,228
2,100,000	North Harris County, TX Regional Water Authority[7]	5.000	12/15/2028	2,664,354
16,000,000	North TX Tollway Authority[5]	5.750	01/01/2048	17,117,600
5,920,000	North TX Tollway Authority[5]	5.750	01/01/2048	6,333,512
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000	11/15/2049	3,651,330
750,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	6.000	09/15/2046	774,915
2,050,000	Sabine Neches, TX HFC (Fox Run Apartments)	6.150	01/01/2043	2,198,830
1,534,949	Sabine Neches, TX HFC (Single Family Mtg.)	5.430	12/01/2039	1,619,571
1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[2]	6.450 [6]	06/01/2021	30,528
4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[4]	6.150	08/01/2022	69,536
10,000,000	San Jacinto, TX Community College District[5]	5.125	02/15/2038	10,695,000
26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)	7.500	07/01/2038	23,050,181
4,655,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850	12/01/2028	4,203,977
32,600,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250	11/15/2029	36,768,562
7,935,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750	11/15/2024	8,859,415
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)	5.750	11/15/2037	3,906,622
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000	12/01/2033	15,111,765
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125	01/01/2046	31,475,939
2,495,000	Trinity, TX River Authority (TXU Energy Company)[4]	6.250	05/01/2028	42,315
19,900,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750	10/01/2037	21,410,012
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[4]	6.500	11/01/2029	3,458,270
10,000,000	TX GO	5.000	10/01/2026	12,958,800
117,760,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250	12/15/2026	149,728,438
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250	09/01/2036	1,634,432
200,000	TX Student Hsg. Corp. (University of North Texas)	6.850	07/01/2031	199,980
635,000	TX Student Hsg. Corp. (University of North Texas)	6.750	07/01/2021	634,905
2,087,000	Vintage Township, TX Public Facilities Corp.	7.375	10/01/2038	2,188,720
6,375,000	Waxahachie, TX Special Assessment	6.000	08/15/2045	6,561,341
4,615,000	Wise County, TX (Parket County Junior College District)	7.750	08/15/2028	5,546,584

51      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$2,920,000	Wise County, TX (Parket County Junior College District)	7.500%	08/15/2025	$ 3,490,042
				584,955,986
Utah—0.4%
4,915,000	Hideout, UT Local District No. 1 Special Assessment	8.250	08/01/2034	5,114,696
1,950,000	Hideout, UT Local District No. 1 Special Assessment	7.750	08/01/2024	2,030,730
715,000	UT Charter School Finance Authority (Endeavor Hall)	5.500	07/15/2022	758,279
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000	07/15/2032	1,853,898
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250	07/15/2042	4,115,513
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)	8.250	07/15/2046	7,629,767
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.300	07/15/2032	834,870
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.550	07/15/2042	1,840,523
825,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	831,765
				25,010,041
Virginia—0.8%
1,790,000	Celebrate, VA North CDA Special Assessment[2]	6.750	03/01/2034	1,155,749
5,100,000	Celebrate, VA South CDA Special Assessment[4]	6.250	03/01/2037	2,803,623
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.800	03/01/2036	801,468
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.450	03/01/2036	2,300,000
14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.125	03/01/2036	3,575,000
2,021,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2054	297,875
632,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2044	644,981
1,297,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2044	1,269,517
2,900,000	New Port, VA CDA[4]	5.600	09/01/2036	1,449,130
2,050,000	Norfolk, VA EDA, Series A	6.000	11/01/2036	2,029,172
18,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	19,229,217
253,700,000	VA Tobacco Settlement Authority	7.438 [3]	06/01/2047	7,715,017
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[4]	6.375	03/01/2019	24
				43,270,773
Washington—3.1%
750,000	Greater Wenatchee, WA Regional Events Center	5.000	09/01/2027	815,265
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	200,110
10,000	King County, WA Hsg. Authority (Kona Village)	6.700	01/01/2020	10,018
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.200	10/01/2031	725,913
85,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.100	10/01/2021	85,845

52      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Washington (Continued)
$50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)	6.100%	10/01/2031	$ 50,057
4,000,000	Port of Seattle, WA Revenue[7]	5.000	10/01/2032	4,903,720
5,000,000	Port of Seattle, WA Revenue[7]	5.000	10/01/2031	6,153,950
1,855,000	Seattle, WA Hsg. Authority (Newholly Phase II)	7.000	01/01/2032	1,872,882
3,744,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	3,757,913
12,000,000	Tes Properties, WA5	5.625	12/01/2038	13,688,040
1,500,000	Tes Properties, WA5	5.500	12/01/2029	1,705,740
18,180,000	WA GO	5.000	08/01/2029	23,271,127
10,000,000	WA GO	5.000	08/01/2031	12,697,800
12,440,000	WA GO	5.000	08/01/2032	15,478,470
12,025,000	WA GO	5.000	08/01/2034	14,850,634
14,445,000	WA GO	5.000	08/01/2035	17,772,695
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[5]	6.375	10/01/2036	20,084,547
17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2028	19,280,008
1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000	07/01/2050	1,841,049
1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000	07/01/2045	1,090,240
10,860,000	WA Kalispel Tribe Indians Priority District	6.750	01/01/2038	11,576,869
				171,912,892
West Virginia—0.5%
4,500,000	Brooke County, WV (Bethany College)	6.750	10/01/2037	5,049,675
3,000,000	Brooke County, WV (Bethany College)	6.500	10/01/2031	3,342,810
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	13,565,714
3,045,000	WV Hospital Finance Authority (UTD Health System)	5.500	06/01/2039	3,457,080
				25,415,279
Wisconsin—0.9%
3,000,000	WI H&EFA (AE Nursing Centers)	7.250	06/01/2038	3,188,490
750,000	WI H&EFA (Beloit College)	6.125	06/01/2035	845,962
2,015,000	WI H&EFA (Beloit College)	6.125	06/01/2039	2,263,409
6,335,000	WI H&EFA (Wellington Homes)	6.750	09/01/2037	6,528,598
6,790,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)	5.350	12/01/2052	7,394,174
5,200,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)	5.000	12/01/2045	5,610,072
3,750,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)	5.150	12/01/2050	4,051,537
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.000 [3]	10/01/2042	38,600
1,855,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.000 [3]	10/01/2042	796,296
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000	10/01/2042	6,759,626

53      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Wisconsin (Continued)
$660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.000%	07/01/2031	$ 724,766
2,500,000	WI Public Finance Authority Charter School (Envision Science Academy)	5.250	05/01/2046	2,531,700
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000	07/15/2042	942,944
1,280,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750	07/15/2032	1,422,810
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)	6.000	02/01/2045	1,953,930
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)	6.000	09/01/2045	6,083,210
				51,136,124
U.S. Possessions—14.0%
27,635,000	Northern Mariana Islands Commonwealth, Series B	5.000	10/01/2033	26,495,333
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500	07/01/2028	181,610
11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	8,436,795
11,450,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2042	8,067,326
53,230,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	38,436,851
2,750,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	1,975,710
10,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2025	10,387
7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2044	5,529,781
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2038	2,408,863
5,335,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	5,321,502
7,260,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	7,206,203
3,005,000	Puerto Rico Children’s Trust Fund (TASC)	5.625	05/15/2043	2,984,145
152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.352 [3]	05/15/2055	5,901,339
9,265,000	Puerto Rico Commonwealth GO4	6.000	07/01/2039	5,925,060
5,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	5,283
3,000,000	Puerto Rico Commonwealth GO4	5.750	07/01/2038	1,912,500
2,250,000	Puerto Rico Commonwealth GO4	6.000	07/01/2039	1,456,875
19,550,000	Puerto Rico Commonwealth GO4	6.500	07/01/2037	12,600,170
11,540,000	Puerto Rico Commonwealth GO4	5.750	07/01/2036	7,356,750
65,250,000	Puerto Rico Commonwealth GO4	5.750	07/01/2041	41,596,875
1,345,000	Puerto Rico Commonwealth GO	5.750	07/01/2037	1,347,098
13,000,000	Puerto Rico Commonwealth GO4	6.500	07/01/2040	8,378,630
2,625,000	Puerto Rico Commonwealth GO4	6.000	07/01/2035	1,681,995
2,550,000	Puerto Rico Commonwealth GO4	5.000	07/01/2033	1,619,250
700,000	Puerto Rico Commonwealth GO4	5.125	07/01/2031	444,500
1,500,000	Puerto Rico Commonwealth GO4	5.000	07/01/2024	952,500
14,695,000	Puerto Rico Commonwealth GO4	5.500	07/01/2026	9,349,694
6,765,000	Puerto Rico Commonwealth GO4	5.000	07/01/2041	4,295,775
340,000	Puerto Rico Commonwealth GO4	5.500	07/01/2027	216,325
3,255,000	Puerto Rico Commonwealth GO4	5.500	07/01/2026	2,070,994
64,180,000	Puerto Rico Commonwealth GO4	5.500	07/01/2039	41,396,100
2,000,000	Puerto Rico Commonwealth GO4	5.125	07/01/2037	1,270,000
1,660,000	Puerto Rico Commonwealth GO4	5.000	07/01/2034	1,054,100
5,000,000	Puerto Rico Commonwealth GO4	5.000	07/01/2033	3,175,000

54      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,480,000	Puerto Rico Commonwealth GO4	6.000%	07/01/2038	$ 946,475
1,920,000	Puerto Rico Commonwealth GO4	5.250	07/01/2026	1,219,200
40,000	Puerto Rico Commonwealth GO4	5.500	07/01/2018	25,450
2,145,000	Puerto Rico Commonwealth GO11	2.125	07/01/2019	2,072,520
9,545,000	Puerto Rico Commonwealth GO4	8.000	07/01/2035	6,257,988
2,165,000	Puerto Rico Commonwealth GO4	5.250	07/01/2037	1,385,600
285,000	Puerto Rico Commonwealth GO11	2.145	07/01/2020	272,409
1,501,705	Puerto Rico Electric Power Authority	10.000	07/01/2019	1,196,894
1,501,705	Puerto Rico Electric Power Authority	10.000	07/01/2019	1,196,894
1,629,052	Puerto Rico Electric Power Authority	10.000	01/01/2021	1,291,589
543,017	Puerto Rico Electric Power Authority	10.000	01/01/2022	429,986
1,629,051	Puerto Rico Electric Power Authority	10.000	07/01/2021	1,291,588
543,018	Puerto Rico Electric Power Authority	10.000	07/01/2022	429,987
480,000	Puerto Rico Electric Power Authority, Series A12	7.000	07/01/2040	323,688
160,000	Puerto Rico Electric Power Authority, Series A	7.250	07/01/2030	107,901
10,330,000	Puerto Rico Electric Power Authority, Series A12	7.000	07/01/2033	6,966,655
7,070,000	Puerto Rico Electric Power Authority, Series A12	5.000	07/01/2042	4,748,919
9,080,000	Puerto Rico Electric Power Authority, Series A12	7.000	07/01/2043	6,123,189
20,375,000	Puerto Rico Electric Power Authority, Series A12	6.750	07/01/2036	13,740,085
11,535,000	Puerto Rico Electric Power Authority, Series A12	5.050	07/01/2042	7,747,137
3,100,000	Puerto Rico Electric Power Authority, Series A12	5.000	07/01/2029	2,081,619
150,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250	07/01/2028	100,721
445,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250	07/01/2029	298,809
95,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250	07/01/2030	63,790
40,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2021	26,960
500,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250	07/01/2025	335,800
40,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250	07/01/2022	26,923
4,570,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250	07/01/2026	3,068,709
10,000	Puerto Rico Electric Power Authority, Series AAA[12]	5.250	07/01/2023	6,725
35,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2024	23,524
540,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.000	07/01/2028	362,632
20,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.000	07/01/2025	13,433
285,000	Puerto Rico Electric Power Authority, Series CCC	5.000	07/01/2027	191,389
385,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.250	07/01/2028	258,516
310,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.000	07/01/2022	208,670
2,570,000	Puerto Rico Electric Power Authority, Series CCC[12]	5.250	07/01/2027	1,725,806
185,000	Puerto Rico Electric Power Authority, Series DDD[12]	5.000	07/01/2022	124,529
15,000	Puerto Rico Electric Power Authority, Series NN	5.500	07/01/2020	10,131
5,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2020	3,378
375,000	Puerto Rico Electric Power Authority, Series TT12	5.000	07/01/2025	251,873
15,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2024	10,082
895,000	Puerto Rico Electric Power Authority, Series TT12	5.000	07/01/2026	601,082
7,355,000	Puerto Rico Electric Power Authority, Series TT12	5.000	07/01/2032	4,939,030
1,990,000	Puerto Rico Electric Power Authority, Series TT12	5.000	07/01/2027	1,336,365
280,000	Puerto Rico Electric Power Authority, Series TT12	5.000	07/01/2023	188,297
170,000	Puerto Rico Electric Power Authority, Series TT12	5.000	07/01/2017	117,099
6,100,000	Puerto Rico Electric Power Authority, Series TT12	5.000	07/01/2037	4,096,455
20,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2018	13,551

55      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$210,000	Puerto Rico Electric Power Authority, Series TT12	5.000%	07/01/2022	$ 141,357
55,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2021	37,074
390,000	Puerto Rico Electric Power Authority, Series UU12	0.868 [6]	07/01/2017	257,420
415,000	Puerto Rico Electric Power Authority, Series WW12	5.250	07/01/2033	278,631
605,000	Puerto Rico Electric Power Authority, Series WW12	5.500	07/01/2038	406,209
60,000	Puerto Rico Electric Power Authority, Series WW12	5.500	07/01/2021	40,435
685,000	Puerto Rico Electric Power Authority, Series WW12	5.000	07/01/2028	460,005
85,000	Puerto Rico Electric Power Authority, Series WW12	5.375	07/01/2022	57,207
390,000	Puerto Rico Electric Power Authority, Series WW12	5.375	07/01/2024	262,049
185,000	Puerto Rico Electric Power Authority, Series WW12	5.250	07/01/2025	124,246
2,660,000	Puerto Rico Electric Power Authority, Series XX12	5.250	07/01/2035	1,786,137
38,430,000	Puerto Rico Electric Power Authority, Series XX12	5.250	07/01/2040	25,805,361
645,000	Puerto Rico Electric Power Authority, Series XX12	5.250	07/01/2027	433,130
18,575,000	Puerto Rico Electric Power Authority, Series XX12	5.750	07/01/2036	12,470,884
10,000	Puerto Rico Electric Power Authority, Series XX	5.250	07/01/2026	6,715
850,000	Puerto Rico Electric Power Authority, Series ZZ12	5.000	07/01/2022	572,161
515,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2018	348,897
95,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2021	64,038
25,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2021	16,850
215,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2024	144,506
10,000	Puerto Rico Electric Power Authority, Series ZZ	5.000	07/01/2026	6,716
140,000	Puerto Rico Electric Power Authority, Series ZZ12	5.000	07/01/2018	94,854
275,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2025	184,690
310,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2026	208,162
820,000	Puerto Rico Electric Power Authority, Series ZZ12	5.000	07/01/2017	564,832
190,000	Puerto Rico Electric Power Authority, Series ZZ	4.625	07/01/2025	127,646
50,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2022	33,654
380,000	Puerto Rico Electric Power Authority, Series ZZ12	5.250	07/01/2024	255,352
1,360,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	849,116
1,035,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2035	642,062
250,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2029	250,025
5,000,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2029	3,116,250
3,250,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2030	2,023,547
7,895,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	4,895,295
25,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2023	26,926
6,940,000	Puerto Rico Highway & Transportation Authority[2]	5.750	07/01/2019	3,596,516
215,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2023	214,989
45,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	45,039
45,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2027	45,124
350,000	Puerto Rico Highway & Transportation Authority[2]	5.750	07/01/2021	179,746
2,175,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	380,625
9,000,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2022	9,006,300
605,000	Puerto Rico Highway & Transportation Authority, Series H4	5.450	07/01/2035	154,275
4,715,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000	07/01/2046	1,202,325
260,000	Puerto Rico Highway & Transportation Authority, Series N2	5.250	07/01/2039	130,819

56      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$5,000,000	Puerto Rico Infrastructure[2]	5.000%	07/01/2031	$ 877,500
3,000,000	Puerto Rico Infrastructure[2]	5.000	07/01/2037	526,500
7,300,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	3,721,686
2,500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	2,429,675
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.000	07/01/2033	4,173,849
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	251,949
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	81,352
25,000	Puerto Rico Municipal Finance Agency, Series B	5.250	07/01/2019	26,123
83,395,000	Puerto Rico Public Buildings Authority[2]	5.250	07/01/2042	49,411,537
8,825,000	Puerto Rico Public Buildings Authority[2]	6.000	07/01/2041	5,328,094
7,000,000	Puerto Rico Public Buildings Authority[2]	5.875	07/01/2039	4,217,500
200,000	Puerto Rico Public Buildings Authority[2]	5.500	07/01/2037	119,250
4,880,000	Puerto Rico Public Buildings Authority[2]	5.000	07/01/2036	2,891,400
100,000	Puerto Rico Public Buildings Authority[2]	5.250	07/01/2023	60,063
3,870,000	Puerto Rico Public Buildings Authority[2]	5.000	07/01/2032	2,302,650
5,100,000	Puerto Rico Public Buildings Authority[2]	6.250	07/01/2026	3,098,250
4,980,000	Puerto Rico Public Buildings Authority[2]	6.750	07/01/2036	3,025,350
12,000,000	Puerto Rico Public Buildings Authority[2]	6.125	07/01/2023	7,290,000
410,000	Puerto Rico Public Buildings Authority[2]	7.000	07/01/2021	254,585
1,640,000	Puerto Rico Public Buildings Authority[2]	5.250	07/01/2033	975,800
150,000	Puerto Rico Public Buildings Authority[2]	5.000	07/01/2037	88,875
260,000	Puerto Rico Public Buildings Authority[2]	5.500	07/01/2023	156,650
15,860,000	Puerto Rico Public Buildings Authority[2]	5.625	07/01/2039	9,476,350
12,845,000	Puerto Rico Public Buildings Authority[4]	5.750	07/01/2022	7,771,225
1,515,000	Puerto Rico Public Buildings Authority, Series D2	5.250	07/01/2036	897,638
39,020,000	Puerto Rico Public Finance Corp., Series B2	5.500	08/01/2031	3,999,550
9,500,000	Puerto Rico Sales Tax Financing Corp.	0.000 [1]	08/01/2026	4,942,375
47,640,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	23,319,304
41,385,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	20,228,574
15,700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	7,595,974
13,445,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	6,657,023
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A	8.691 [3]	08/01/2035	4,304,148
3,105,000	Puerto Rico Sales Tax Financing Corp., Series A	4.000	08/01/2016	2,887,650
2,040,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	1,044,011
42,745,000	Puerto Rico Sales Tax Financing Corp., Series A	0.000 [1]	08/01/2033	12,326,803
2,250,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	1,159,560
43,845,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	21,816,834
700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2023	363,069
11,455,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250	08/01/2027	5,834,604
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2024	832,963
15,895,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250	08/01/2057	11,196,120
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	1,533,210
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A	7.886 [3]	08/01/2034	926,943
53,275,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	27,225,656
30,860,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250	08/01/2043	15,007,835
62,510,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	30,439,870
135,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2046	95,255
10,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.500	08/01/2040	4,900,900

57      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)
$65,245,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000%	08/01/2042	$33,348,024

10,865,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000 [1]	08/01/2032	5,451,514

2,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750	08/01/2057	1,415,600

300,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2035	147,822

5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	2,555,650

5,160,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2038	2,535,572

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2036	494,530

5,000,000	University of Puerto Rico, Series P	5.000	06/01/2030	1,974,050

				777,284,412

Total Municipal Bonds and Notes (Cost $6,883,563,791)				5,946,544,409

Shares

Common Stocks—0.0%

7,679	Delta Air Lines, Inc.[13]			297,561

2,919	General Motors Co.[13]			92,065

3,627	WCI Communities Inc.[13,14]			61,043

Total Common Stocks (Cost $112,350)				450,669

Principal Amount		Coupon	Maturity

Corporate Bonds and Notes—0.1%
2,890,000	TX German Pellets Series Secured Note, Series 2016[13] (Cost $2,890,000)	8.000	12/31/2016	2,904,450

Principal Amount

Corporate Loans—0.2%
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000 [6]	11/16/2016	4,200,000

2,750,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000 [6]	11/16/2016	1,925,000

7,000,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000 [6]	11/16/2016	4,900,000

3,500,000	Aspen Power Senior Secured Bridge Promissory Note[13]	9.000 [6]	11/16/2016	2,450,000

Total Corporate Loans (Cost $19,250,000)				13,475,000

Total Investments, at Value (Cost $6,905,816,141)—107.0%				5,963,374,528

Net Other Assets (Liabilities)—(7.0)				(391,286,882)

Net Assets—100.0%				$5,572,087,646

Footnotes to Statement of Investments

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. Interest or dividend is paid-in-kind, when applicable.

58      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

9. Restricted security. The aggregate value of restricted securities at period end was $42,407,086, which represents 0.76% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10-3/4/11	$37,404,342	$42,407,086	$5,002,744

10. Security received as the result of issuer reorganization.

11. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

12. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

13. Received as a result of a corporate action.

14. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHCN	Advocate Health Care Metro
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate North Side Health Network
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CCHCS	Cook Children’s Health Care System
CCLHA	Cole County Lutheran Home Association
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children;s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
COP	Certificates of Participation
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBPC	East Bay Prenatal Center
ECHNS	Eastern Connecticut Health Network System
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EMC	Eden Medical Center
FBA	FFAH Beaumont Avenue
FCommH	Fayette Community Hospital
FCP	FFAH Coleridge Road
FFC	FFAH Franklin Court

59      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

FGC	FFAH Glendale Court
FJC	FFAH Johnson Court
FJeffC	FFAH Jefferson Court
FMN	FFAH Market North
FNC&M	FFAH North Carolina and Missouri
FP1	FFAH Plaza 1
FP2	FFAH Plaza 2
FRB	FFAH Riverview Bend
FTS	FFAH Tucker Street
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHFdn	Heisinger Hope Foundation
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
LHV	Lutheran Hillside Village
LHVF	Lutheran Hillside Village Foundation
LRCA	Lutheran Retirement Center Association
LSS	Lutheran Senior Services
LSSSEF	Lutheran Senior Services Endowment Fund
MCHlth	Marin Community Health
MGHosp	Marin General Hospital
MMH	McKenna Memorial Hospital
MPHS	Mills-Peninsula Health Services
MTA	Metropolitan Transportation Authority
MVA	Meridian Village Association
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PClinic	Piedmont Clinic
PG	Provident Group
PHC	Piedmont Healthcare
PHHosp	Piedmont Henty Hospital
PHI	Piedmont Heart Institute

60      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHosp	Piedmont Hospital
PMCC	Piedmont Medical Care Corp.
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
Res Rec	Resource Recovery Facility
RGH	Rockville General Hospital
ROLs	Reset Option Longs
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SPEARS	Short Puttable Exempt Adjustable Receipts
SWBH	Sutter West Bay Hospitals
TASC	Tobacco Settlement Asset-Backed Bonds
TcntyHC	Tolland County Healthcare
VOA	Volunteers of America
WICF	W.I. Cook Foundation

See accompanying Notes to Financial Statements.

61      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016

Assets
Investments, at value (cost $6,905,816,141)—see accompanying statement of investments	$5,963,374,528

Cash	45,588,724

Receivables and other assets:
Investments sold (including $121,228,404 sold on a when-issued or delayed delivery basis)	121,232,111
Interest	77,172,504
Shares of beneficial interest sold	40,264,518
Other	2,363,690

Total assets	6,249,996,075

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	614,160,000
Investments purchased (including $46,146,315 purchased on a when-issued or delayed delivery basis)	46,432,606
Shares of beneficial interest redeemed	10,775,058
Dividends	4,846,572
Trustees’ compensation	665,830
Distribution and service plan fees	588,669
Shareholder communications	21,694
Other	418,000

Total liabilities	677,908,429

Net Assets	$5,572,087,646

Composition of Net Assets
Paid-in capital	$8,828,853,484

Accumulated net investment income	90,404,914

Accumulated net realized loss on investments	(2,404,729,139)

Net unrealized depreciation on investments	(942,441,613)

Net Assets	$5,572,087,646

62      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,245,013,136 and 440,088,944 shares of beneficial interest outstanding)	$7.37

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.74

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $30,878,167 and 4,168,950 shares of beneficial interest outstanding)	$7.41

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,375,238,310 and 187,227,407 shares of beneficial interest outstanding)	$7.35

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $920,958,033 and 125,016,142 shares of beneficial interest outstanding)	$7.37

See accompanying Notes to Financial Statements.

63      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2016

Investment Income
Interest	$ 391,821,973
Dividends	11,438

Total investment income	391,833,411

Expenses
Management fees	19,451,792
Distribution and service plan fees:
Class A	4,524,595
Class B	337,440
Class C	11,536,582
Transfer and shareholder servicing agent fees:
Class A	3,047,053
Class B	37,511
Class C	1,282,152
Class Y	800,229
Shareholder communications:
Class A	27,826
Class B	797
Class C	18,328
Class Y	8,064
Interest expense and fees on short-term floating rate notes issued (See Note 4)	8,852,532
Legal, auditing and other professional fees	5,937,199
Borrowing fees	4,569,932
Trustees’ compensation	86,652
Custodian fees and expenses	28,372
Interest expense on borrowings	944
Other	50,323

Total expenses	60,598,323
Net Investment Income	331,235,088
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(2,076,581)
Net change in unrealized appreciation/depreciation on investments	385,032,195
Net Increase in Net Assets Resulting from Operations	$ 714,190,702

See accompanying Notes to Financial Statements.

64      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$ 331,235,088	$ 376,251,888
Net realized loss	(2,076,581)	(99,572,148)
Net change in unrealized appreciation/depreciation	385,032,195	(47,125,328)

Net increase in net assets resulting from operations	714,190,702	229,554,412

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(202,787,362)	(217,531,286)
Class B	(2,211,758)	(3,868,044)
Class C	(76,045,026)	(79,889,356)
Class Y	(54,440,217)	(47,795,196)

	(335,484,363)	(349,083,882)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	51,939,322	(221,818,275)
Class B	(21,534,658)	(26,821,866)
Class C	46,666,928	(47,369,977)
Class Y	170,204,604	149,496,945

	247,276,196	(146,513,173)

Net Assets
Total increase (decrease)	625,982,535	(266,042,643)
Beginning of period	4,946,105,111	5,212,147,754

End of period (including accumulated net investment income of $90,404,914 and $100,671,953, respectively)	$ 5,572,087,646	$ 4,946,105,111

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations	$714,190,702

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Purchase of investment securities	(1,126,256,315)
Proceeds from disposition of investment securities	1,142,684,485
Short-term investment securities, net	56,929,964
Premium amortization	15,220,663
Discount accretion	(88,920,175)
Net realized loss on investments	2,076,581
Net change in unrealized appreciation/depreciation on investments	(385,032,195)
Change in assets:
Increase in other assets	(705,904)
Decrease in interest receivable	2,810,827
Increase in receivable for securities sold	(76,437,004)
Change in liabilities:
Increase in other liabilities	80,824
Increase in payable for securities purchased	43,733,198

Net cash provided by operating activities	300,375,651

Cash Flows from Financing Activities
Proceeds from borrowings	32,400,000
Payments on borrowings	(48,300,000)
Payments on short-term floating rate notes issued	(108,350,000)
Proceeds from shares sold	1,261,324,135

Payments on shares redeemed	(1,326,997,245)
Cash distributions paid	(65,700,664)

Net cash used in financing activities	(255,623,774)

Net increase in cash	44,751,877

Cash, beginning balance	836,847

Cash, ending balance	$45,588,724

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $269,865,553.

Cash paid for interest on borrowings—$3,833.

Cash paid for interest on short-term floating rate notes issued—$8,852,532.

See accompanying Notes to Financial Statements.

66      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.86	$7.01	$6.87	$7.50	$6.92

Income (loss) from investment operations:
Net investment income[1]	0.46	0.51	0.50	0.51	0.50
Net realized and unrealized gain (loss)	0.52	(0.18)	0.13	(0.65)	0.60
Total from investment operations	0.98	0.33	0.63	(0.14)	1.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.48)	(0.49)	(0.49)	(0.52)

Net asset value, end of period	$7.37	$6.86	$7.01	$6.87	$7.50

Total Return, at Net Asset Value[2]	14.91%	4.59%	9.63%	(2.19)%	16.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,245,013	$2,968,690	$3,260,438	$3,688,901	$4,463,156

Average net assets (in thousands)	$3,064,632	$3,258,788	$3,477,994	$4,450,000	$4,001,353

Ratios to average net assets:[3]
Net investment income	6.54%	7.19%	7.24%	6.69%	7.00%
Expenses excluding specific expenses listed below	0.74%	0.74%	0.71%	0.73%	0.64%
Interest and fees from borrowings	0.09%	0.08%	0.09%	0.10%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.17%	0.17%	0.25%	0.25%	0.31%
Total expenses	1.00%	0.99%	1.05%	1.08%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.99%	1.05%	1.08%	1.07%

Portfolio turnover rate	20%	16%	16%	18%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

67      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.89	$7.04	$6.89	$7.53	$6.94

Income (loss) from investment operations:
Net investment income[1]	0.41	0.46	0.45	0.45	0.44
Net realized and unrealized gain (loss)	0.52	(0.19)	0.14	(0.66)	0.61

Total from investment operations	0.93	0.27	0.59	(0.21)	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.42)	(0.44)	(0.43)	(0.46)

Net asset value, end of period	$7.41	$6.89	$7.04	$6.89	$7.53

Total Return, at Net Asset Value[2]	14.14%	3.79%	8.89%	(3.12)%	15.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,878	$49,792	$77,369	$107,602	$161,197

Average net assets (in thousands)	$37,720	$65,703	$90,234	$142,525	$156,216

Ratios to average net assets:[3]
Net investment income	5.84%	6.43%	6.49%	5.86%	6.17%
Expenses excluding specific expenses listed below	1.49%	1.50%	1.49%	1.56%	1.48%
Interest and fees from borrowings	0.09%	0.08%	0.09%	0.10%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.17%	0.17%	0.25%	0.25%	0.31%
Total expenses	1.75%	1.75%	1.83%	1.91%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.83%	1.91%	1.91%

Portfolio turnover rate	20%	16%	16%	18%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

68      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.83	$6.99	$6.85	$7.48	$6.90

Income (loss) from investment operations:
Net investment income[1]	0.41	0.46	0.44	0.45	0.44
Net realized and unrealized gain (loss)	0.53	(0.20)	0.14	(0.65)	0.61

Total from investment operations	0.94	0.26	0.58	(0.20)	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.42)	(0.44)	(0.43)	(0.47)

Net asset value, end of period	$7.35	$6.83	$6.99	$6.85	$7.48

Total Return, at Net Asset Value[2]	14.13%	3.68%	8.84%	(2.94)%	15.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,375,239	$1,234,906	$1,311,700	$1,463,567	$1,691,778

Average net assets (in thousands)	$1,289,508	$1,344,166	$1,337,849	$1,735,006	$1,533,562

Ratios to average net assets:[3]
Net investment income	5.80%	6.43%	6.49%	5.92%	6.23%
Expenses excluding specific expenses listed below	1.49%	1.50%	1.47%	1.50%	1.41%
Interest and fees from borrowings	0.09%	0.08%	0.09%	0.10%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.17%	0.17%	0.25%	0.25%	0.31%
Total expenses	1.75%	1.75%	1.81%	1.85%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.81%	1.85%	1.84%

Portfolio turnover rate	20%	16%	16%	18%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

69      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$6.85	$7.00	$6.86	$7.50	$6.91

Income (loss) from investment operations:
Net investment income[1]	0.47	0.52	0.50	0.52	0.50
Net realized and unrealized gain (loss)	0.53	(0.18)	0.14	(0.66)	0.62

Total from investment operations	1.00	0.34	0.64	(0.14)	1.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.49)	(0.50)	(0.50)	(0.53)

Net asset value, end of period	$7.37	$6.85	$7.00	$6.86	$7.50

Total Return, at Net Asset Value[2]	15.10%	4.61%	9.96%	(2.19)%	16.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$920,958	$692,717	$562,641	$472,068	$517,080

Average net assets (in thousands)	$804,978	$700,339	$501,364	$572,611	$344,746

Ratios to average net assets:[3]
Net investment income	6.68%	7.33%	7.36%	6.83%	7.05%
Expenses excluding specific expenses listed below	0.59%	0.59%	0.56%	0.59%	0.49%
Interest and fees from borrowings	0.09%	0.08%	0.09%	0.10%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.17%	0.17%	0.25%	0.25%	0.31%

Total expenses	0.85%	0.84%	0.90%	0.94%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.84%	0.90%	0.94%	0.92%

Portfolio turnover rate	20%	16%	16%	18%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

70      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

71      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

72      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$288,521,397	$—	$2,408,137,490	$945,797,020

1. At period end, the Fund had $2,408,137,490 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$566,789,505
2018	915,944,693
2019	35,463,515
No expiration	889,939,777

Total	$2,408,137,490

2. During the reporting period, the Fund utilized $17,180,805 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $81,480,187 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$84,385,885	$6,017,764	$90,403,649

The tax character of distributions paid during the reporting periods:

73        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2016	Year Ended July 31, 2015
Distributions paid from:
Exempt-interest dividends	$330,474,963	$343,922,506
Ordinary income	5,009,400	5,161,376

Total	$335,484,363	$349,083,882

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,244,767,468[1]

Gross unrealized appreciation	$665,290,803
Gross unrealized depreciation	(1,611,087,823)

Net unrealized depreciation	$(945,797,020)

1. The Federal tax cost of securities does not include cost of $664,404,080, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

74      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

75      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

76        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$234,513,257	$—	$234,513,257
Alaska	—	15,274,118	54,975	15,329,093
Arizona	—	59,689,631	1,147,646	60,837,277
Arkansas	—	—	3,357,081	3,357,081
California	—	759,603,685	20	759,603,705
Colorado	—	156,788,718	5,227,731	162,016,449
Connecticut	—	20,218,126	—	20,218,126
Delaware	—	8,125,638	—	8,125,638
District of Columbia	—	100,074,922	—	100,074,922
Florida	—	596,610,345	21,139,065	617,749,410
Georgia	—	80,451,602	—	80,451,602
Hawaii	—	2,708,886	—	2,708,886
Idaho	—	1,431,906	—	1,431,906
Illinois	—	369,035,891	12,502,117	381,538,008
Indiana	—	73,196,409	—	73,196,409
Iowa	—	33,594,046	—	33,594,046
Kansas	—	2,064,010	—	2,064,010
Kentucky	—	35,023,785	—	35,023,785
Louisiana	—	26,981,929	1,771,441	28,753,370
Maine	—	19,435,266	—	19,435,266
Maryland	—	874,724	—	874,724
Massachusetts	—	62,620,203	—	62,620,203
Michigan	—	98,453,579	—	98,453,579

77      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Minnesota	$—	$22,320,751	$—	$22,320,751
Mississippi	—	34,826,763	—	34,826,763
Missouri	—	71,680,839	—	71,680,839
Montana	—	—	1,186,169	1,186,169
Nebraska	—	31,154,600	—	31,154,600
Nevada	—	3,747,160	—	3,747,160
New Hampshire	—	6,639,408	—	6,639,408
New Jersey	—	280,854,161	—	280,854,161
New Mexico	—	9,106,643	—	9,106,643
New York	—	306,500,167	—	306,500,167
North Carolina	—	3,419,208	—	3,419,208
Ohio	—	527,665,148	—	527,665,148
Oklahoma	—	9,822,940	—	9,822,940
Oregon	—	2,503,955	—	2,503,955
Other Territory	—	14,765,000	—	14,765,000
Pennsylvania	—	52,910,895	1,044,881	53,955,776
Rhode Island	—	29,709,010	—	29,709,010
South Carolina	—	23,594,123	13,881,542	37,475,665
South Dakota	—	1,425,727	—	1,425,727
Tennessee	—	16,829,060	—	16,829,060
Texas	—	577,293,627	7,662,359	584,955,986
Utah	—	25,010,041	—	25,010,041
Virginia	—	36,594,281	6,676,492	43,270,773
Washington	—	171,912,892	—	171,912,892
West Virginia	—	25,415,279	—	25,415,279
Wisconsin	—	51,097,524	38,600	51,136,124
U.S. Possessions	—	777,284,412	—	777,284,412
Common Stocks	450,669	—	—	450,669
Corporate Bond and Note	—	2,904,450	—	2,904,450
Corporate Loans	—	—	13,475,000	13,475,000

Total Assets	$450,669	$5,873,758,740	$89,165,119	$5,963,374,528

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

78      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Florida	$(8,120,413)	$8,120,413

Total Assets	$(8,120,413)	$8,120,413

*Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2015	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$(109,772)	$(153)
Arizona	1,812,309	(3,534,701)	3,634,272	7,766
Arkansas	3,372,887	—	(15,806)	—
California	20	—	—	—
Colorado	5,648,307	(146,665)	(428,203)	662,627
Florida	9,202,022	—	6,256,705	56,001
Illinois	14,883,717	—	(146,600)	—
Louisiana	2,591,258	(5,205,190)	3,990,648	184,359
Massachusetts	28,657	(24,239)	11,077	1,778
Montana	4,429,943	—	(3,249,200)	5,426
Ohio	1,342,084	(501,850)	(115,808)	—
Pennsylvania	1,080,292	—	(35,411)	—
South Carolina	14,189,581	40,691	(33,479)	4,749
Tennessee	3,467,100	(5,191,140)	5,422,900	—
Texas	17,617,742	—	(9,720,383)	—
Virginia	6,678,895	—	(50,447)	48,044
Wisconsin	20	—	38,580	—
Corporate Loans	16,500,000	—	(5,775,000)	—

Total Assets	$102,844,834	$(14,563,094)	$(325,927)	$970,597

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of July 31, 2016
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$164,900	$—	$54,975
Arizona	—	(772,000)	—	—	1,147,646
Arkansas	—	—	—	—	3,357,081

79        OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of July 31, 2016
Assets Table Continued
California	$—	$—	$—	$—	$20
Colorado	—	(508,335)	—	—	5,227,731
Florida	—	—	5,624,337	—	21,139,065
Illinois	—	(2,235,000)	—	—	12,502,117
Louisiana	—	(2,120,810)	2,331,176	—	1,771,441
Massachusetts	—	(17,273)	—	—	—
Montana	—	—	—	—	1,186,169
Ohio	301,716	(1,026,142)	—	—	—
Pennsylvania	—	—	—	—	1,044,881
South Carolina	—	(320,000)	—	—	13,881,542
Tennessee	—	(3,698,860)	—	—	—
Texas	—	(235,000)	—	—	7,662,359
Virginia	—	—	—	—	6,676,492
Wisconsin	—	—	—	—	38,600
Corporate Loans	2,750,000	—	—	—	13,475,000

Total Assets	$3,051,716	$(10,933,420)	$8,120,413	$—	$89,165,119

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(109,772)
Arizona	3,634,272
Arkansas	(15,806)
Colorado	(663,964)
Florida	6,256,705
Illinois	(146,600)
Louisiana	(744,094)
Montana	(3,249,200)
Pennsylvania	(35,411)
South Carolina	(33,479)
Texas	(9,720,383)
Virginia	(50,447)
Wisconsin	38,580
Corporate Loans	(5,775,000)

Total Assets	$(10,614,599)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at

80      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

period end:

	Value as of July 31, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$54,975	Pricing service	N/A	N/A	N/A (a)
Arizona	1,147,646	Pricing service	N/A	N/A	N/A (a)
Arkansas	3,357,081	Pricing service	N/A	N/A	N/A (a)
California	20	Pricing service	N/A	N/A	N/A (a)
Colorado	5,227,731	Pricing service	N/A	N/A	N/A (a)
Florida	21,139,065	Pricing service	N/A	N/A	N/A (a)
Illinois	12,502,117	Pricing service	N/A	N/A	N/A (a)
Louisiana	1,771,441	Pricing service	N/A	N/A	N/A (a)
Montana	1,186,169	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	1,044,881	Pricing service	N/A	N/A	N/A (a)
South Carolina	13,881,542	Pricing service	N/A	N/A	N/A (a)
Texas	7,662,359	Pricing service	N/A	N/A	N/A (a)
Virginia	6,676,492	Pricing service	N/A	N/A	N/A (a)
Wisconsin	38,600	Pricing service	N/A	N/A	N/A (a)
Corporate Loans	13,475,000	Discount to expected recovery proceeds	Discount rate	N/A	30% (b)
			Expected recovery proceeds	N/A	100% of par

Total	$89,165,119

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain corporate loans at a discount to the expected recovery value to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

    An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund

81      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

    Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

    Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby

82      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

    The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

    Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating

83      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $376,010,000.

    When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $1,053,650,982 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $614,160,000 in short-term floating rate securities issued and outstanding at that date.

    At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,490,000	Allen County, OH Hospital Facilities (Mercy Health) Tender Option Bond Series 2015 XF-0235 Trust	18.364%	6/1/38	$3,661,694
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.460	6/1/47	80,273,303
5,550,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2027 Trust[3]	7.596	11/15/42	5,701,848
3,855,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2104 Trust[3]	16.744	7/1/39	5,978,180
3,750,000	CA Health Facilities Financing Authority Tender Option Bond Series 2016-Xf0330 Trust	19.873	7/1/39	5,815,350

84      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) Tender Option Bond Series 2016- Xf0335 Trust	9.130%	5/15/40	$6,353,200
2,615,000	Cerritos, CA Community College District DRIVERS	14.759	8/1/33	4,067,842
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) Tender Option Bond Series 2015 XF-0239 Trust	7.643	1/1/44	9,654,967
2,525,000	Detroit, MI City School District Tender Option Bond Series 2015 XF-0241 Trust[3]	15.585	5/1/29	5,442,688
4,675,000	Douglas County, NE Hospital Authority Tender Option Bond Series 2015-XF2132 Trust[3]	18.011	11/1/48	6,966,779
7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024 Trust	14.020	6/15/29	10,152,542
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-2 Trust	14.785	6/15/37	4,808,034
680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-3 Trust	14.835	6/15/29	965,178
2,875,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0040 Trust	14.915	6/1/39	4,079,050
5,000,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2015-XF2034 Trust[3]	7.599	4/1/53	6,703,400
11,750,000	Highlands County, FL Health Facilities Authority Tender Option Bond Series 2015-XF2145 Trust[3]	7.974	11/15/36	12,068,308
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023 Trust	15.792	4/1/44	7,026,400
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-2 Trust	15.357	4/1/44	6,005,702
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-3 Trust	15.350	4/1/44	3,801,380
2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-4 Trust	15.363	4/1/44	3,455,800
2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-5 Trust	15.367	4/1/44	3,041,104

85      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-6 Trust	15.350%	4/1/44	$1,727,900
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025 Trust	15.784	11/1/39	4,930,750
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025-2 Trust	15.350	11/1/39	1,936,800
3,500,000	KY EDFA (Baptist Healthcare System) Tender Option Bond Series 2015-XF2011 Trust[3]	14.570	8/15/24	4,674,320
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0041 Trust	15.200	5/15/30	10,412,440
1,250,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0039 Trust	14.047	7/1/34	1,769,300
3,750,000	MA HFA Tender Option Bond Series 2015-XF2130 Trust[3]	10.528	6/1/49	4,007,550
3,010,000	MA HFA Tender Option Bond Series 2015-XF2130- 2 Trust[3]	10.765	12/1/49	3,118,601
7,330,000	MA HFA Tender Option Bond Series 2015-XF2150 Trust[3]	8.252	12/1/42	8,237,894
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117 Trust[3]	14.856	2/1/27	3,640,900
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-2 Trust[3]	13.987	2/1/27	3,578,900
12,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-3 Trust[3]	15.290	2/1/34	18,359,500
2,500,000	Montgomery County, OH (Miami Valley Hospital) Tender Option Bond Series 2015-XF0029 Trust	16.653	11/15/23	4,365,900
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) Tender Option Bond Series 2015-XF0034 Trust	16.906	8/15/39	14,726,900
4,000,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2036 Trust[3]	16.744	1/1/48	5,117,600
1,480,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2037 Trust[3]	16.744	1/1/48	1,893,512
18,695,000	NY Liberty Devel. Corp. Tender Option Bond Series 2015-XF2146 Trust[3,4]	7.859	1/15/44	23,722,086
3,240,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2151 Trust[3]	16.962	6/15/40	4,493,912
2,290,000	RI Hsg. & Mtg. Finance Corp. Tender Option Bond Series 2015-XF2120 Trust[3]	14.796	10/1/47	2,316,953
2,500,000	San Jacinto, TX Community College District Tender Option Bond Series 2015-XF2010 Trust[3]	14.570	2/15/38	3,195,000
1,985,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015-XF2057 Trust[3]	16.134	11/15/29	2,909,415

86      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 8,150,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015- XF2057-2 Trust[3]	17.881%	11/15/29	$12,318,562
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) Tender Option Bond Series 2015-XF0028 Trust	7.548	12/1/33	8,361,765
375,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038 Trust	15.784	12/1/29	580,740
3,000,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038-2 Trust	16.218	12/1/38	4,688,040
39,305,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	11.747	12/15/26	71,278,438
8,705,000	WA Health Care Facilities Authority (Peacehealth) Tender Option Bond Series 2015 XF-0042 Trust	7.181	11/1/28	10,575,008
4,520,000	WA Health Care Facilities Authority Tender Option Bond Series 2015-XF2035 Trust[3]	17.951	10/1/36	6,529,547

				$439,490,982

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $614,160,000 or 9.83% of its total assets at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

(or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$46,146,315
Sold securities	121,228,404

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or

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4. Investments and Risks (Continued)

industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$719,948,134
Market Value	$335,087,760
Market Value as % of Net Assets	6.01%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $104,642,229, representing 1.88% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates

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NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	86,452,000	$611,505,576	87,123,461	$619,980,821
Dividends and/or distributions reinvested	23,193,253	163,980,260	24,865,585	176,893,384
Redeemed	(102,437,853)	(723,546,514)	(144,091,096)	(1,018,692,480)

Net increase (decrease)	7,207,400	$51,939,322	(32,102,050)	$(221,818,275)

Class B
Sold	160,607	$1,148,292	134,690	$964,201
Dividends and/or distributions reinvested	280,246	1,984,560	471,292	3,371,053
Redeemed	(3,499,569)	(24,667,510)	(4,364,892)	(31,157,120)

Net decrease	(3,058,716)	$(21,534,658)	(3,758,910)	$(26,821,866)

Class C
Sold	35,755,468	$252,677,043	28,694,059	$203,408,816
Dividends and/or distributions reinvested	8,620,150	60,682,555	8,903,012	63,120,770
Redeemed	(37,865,695)	(266,692,670)	(44,567,966)	(313,899,563)

Net increase (decrease)	6,509,923	$46,666,928	(6,970,895)	$(47,369,977)

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6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Sold	60,869,249	$430,204,335	55,233,963	$391,896,568
Dividends and/or distributions reinvested	6,115,406	43,218,178	5,486,984	38,979,151
Redeemed	(43,086,261)	(303,217,909)	(39,925,421)	(281,378,774)

Net increase	23,898,394	$170,204,604	20,795,526	$149,496,945

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,126,256,315	$1,142,684,485

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

The Fund’s effective management fee for the reporting period was 0.37% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	43,506
Accumulated Liability as of July 31, 2016	299,560

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

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8. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
July 31, 2016	$651,707	$85,152	$71,275	$87,340

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5739% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$317,486
Average Daily Interest Rate	0.356%
Fees Paid	$3,637,518
Interest Paid	$3,833

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding

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9. Borrowings and Other Financing (Continued)

“Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$ 1,598,856

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained

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NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

11. Subsequent Event

Puerto Rico has defaulted on certain interest and principal payments on the commonwealth’s general obligation bonds as well as interest and/or principal payments on the debt issued by certain other instrumentalities held by the Fund. As a result, after July 31, 2016, the Fund established an additional allowance, which decreased recognized income of the Fund, related to $5,565,377 of defaulted interest payments. The Fund’s financial statements have been adjusted to reflect this allowance, resulting in net asset values per share as reported per the financial statements that differ from the net asset values per share at which shares of beneficial interest activity were transacted.

96      OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester High Yield Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust, including the statement of investments, as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester High Yield Municipal Fund as of July 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.51% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non- profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

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Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (since January 2016) and Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

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225 Liberty Street, New York, NY 10281-1008

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RA0795.001.0716 September 27, 2016

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $140,800 in fiscal 2016 and $137,000 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $13,212 in fiscal 2016 and $7,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $736,335 in fiscal 2016 and $897,697 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, custody exams and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $298,261 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,047,808 in fiscal 2016 and $1,464,753 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a)	Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/14/2016